UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21624

Allianz Variable Insurance Products Fund of Funds Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN	55416-1297
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219-8000

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-624-0197

Date of fiscal year end: December 31

Date of reporting period: December 31, 2014

Item 1. Reports to Stockholders.

AZL® Balanced Index Strategy Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Balanced Index Strategy Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Balanced Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® Balanced Index Strategy Fund had a total return of 6.11%. That compared to a 9.79% total return for its benchmark, the Balanced Composite Index, which is comprised of an equal weighting in the S&P 500 Index1 and the Barclays U.S. Aggregate Bond Index2.

The AZL Balanced Index Strategy Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index, the S&P 600 Index, and the MSCI EAFE Index, which represents shares of large companies in developed foreign markets. The fixed income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds the Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund allocates 40% to 60% of its assets to the underlying equity index funds and between 40% and 60% to the underlying bond index fund.

The U.S. equity market produced positive returns during the period, with the S&P 500 Index gaining 13.69%. Economic activity recovered after facing a contraction at the start of the year as extreme weather conditions across much of the U.S. created a challenging economic environment. Several economic indicators showed positive direction for most of the year. The U.S. employment situation improved, consumer confidence rose higher, the manufacturing sector rebounded, inflation remained below its long-term trend and the housing sector steadily improved. Consumers also benefited from the significant drop in oil prices that occurred toward the end of the year. The U.S. Federal Reserve (the Fed) exited its quantitative easing program by slowly reducing its bond purchases throughout the year, and concluded the program by making the final $15 billion purchase in October. Despite the continued economic gains, the Fed remained committed to keeping short-term interest rates anchored near zero until the economy could show further improvement.

Developed international equity markets lagged, with the MSCI EAFE Index declining 4.90% during the period. A continued weakness in Europe in addition to the contraction in Japan’s gross domestic product3 signaled further divergence between the U.S. and other major developed economies in 2014. Attempts to stimulate growth in Europe and Japan were met with varying degrees of success. One outcome from these stimulative efforts has been continued strength in the U.S. dollar. This currency impact has created an additional headwind for international returns.*

Fixed income markets benefited from a decline in long-term interest rates during the last 12 months with the 10-year U.S. Treasury yield dropping 87 basis points (0.87%) during this period. Bond prices increase when interest rates decrease. Against this backdrop, the Barclays Capital U.S. Aggregate Bond Index gained 5.97%.

The Fund underperformed its composite benchmark in 2014 due in large part to its exposure to international equity and small- and mid-cap stocks. The Fund’s relative results were also hurt by the underlying fixed income fund’s modest underperformance compared to its stated benchmark during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
[3]	Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Investors cannot invest directly in an index.

1

AZL® Balanced Index Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	Since Inception (7/10/09)
AZL® Balanced Index Strategy Fund	6.11%	9.74%	8.38%	10.28%
Balanced Composite Index	9.79%	11.39%	10.20%	12.08%
S&P 500 Index	13.69%	20.41%	15.45%	19.30%
Barclays U.S. Aggregate Bond Index	5.97%	2.66%	4.45%	4.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® Balanced Index Strategy Fund	0.70%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.20% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.08%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 50% of the Standard & Poor’s 500 Index (“S&P 500”) and 50% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Balanced Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Balanced Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Balanced Index Strategy Fund	$1,000.00	$1,011.90	$0.41	0.08%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Balanced Index Strategy Fund	$1,000.00	$1,024.80	$0.41	0.08%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	50.3%
Domestic Equities	37.4
International Equities	12.2

Total Investment Securities	99.9
Net other assets (liabilities)	0.1

Net Assets	100.0%

3

AZL Balanced Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Affiliated Investment Companies (99.9%):
19,804,160	AZL Enhanced Bond Index Fund	$220,420,305
3,512,525	AZL International Index Fund	53,671,377
1,406,573	AZL Mid Cap Index Fund	33,040,394
7,852,357	AZL S&P 500 Index Fund, Class 2	113,073,935
1,158,162	AZL Small Cap Stock Index Fund	17,870,443

Total Affiliated Investment Companies (Cost $344,748,234)		438,076,454

Total Investment Securities (Cost $344,748,234)(a) — 99.9%		438,076,454
Net other assets (liabilities) — 0.1%		574,120

Net Assets — 100.0%		$438,650,574

Percentages indicated are based on net assets as of December 31, 2014.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

4

AZL Balanced Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in affiliates, at cost	$344,748,234

Investments in affiliates, at value	$438,076,454
Receivable for capital shares issued	611,466
Receivable for affiliated investments sold	432,179
Prepaid expenses	3,647

Total Assets	439,123,746

Liabilities:
Cash overdraft	432,179
Payable for capital shares redeemed	3,422
Manager fees payable	18,547
Administration fees payable	3,771
Custodian fees payable	356
Administrative and compliance services fees payable	1,237
Trustee fees payable	25
Other accrued liabilities	13,635

Total Liabilities	473,172

Net Assets	$438,650,574

Net Assets Consist of:
Capital	$333,286,680
Accumulated net investment income/(loss)	4,617,148
Accumulated net realized gains/(losses) from investment transactions	7,418,526
Net unrealized appreciation/(depreciation) on investments	93,328,220

Net Assets	$438,650,574

Shares of beneficial interest (unlimited number of shares authorized, no par value)	27,563,236
Net Asset Value (offering and redemption price per share)	$15.91

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends from affiliates	$4,662,417
Foreign tax reclaims received	1,396

Total Investment Income	4,663,813

Expenses:
Manager fees	212,276
Administration fees	53,381
Custodian fees	1,581
Administrative and compliance services fees	5,802
Trustee fees	22,402
Professional fees	18,720
Shareholder reports	13,630
Other expenses	8,084

Total expenses	335,876

Net Investment Income/(Loss)	4,327,937

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	6,280,152
Net realized gains distributions from affiliated underlying funds	2,091,460
Net realized gains distributions	1,598
Change in net unrealized appreciation/depreciation on investments	12,413,607

Net Realized/Unrealized Gains/(Losses) on Investments	20,786,817

Change in Net Assets Resulting From Operations	$25,114,754

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL Balanced Index Strategy Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$4,327,937	$4,213,776
Net realized gains/(losses) on investment transactions	8,373,210	6,894,634
Change in unrealized appreciation/depreciation on investments	12,413,607	35,462,711

Change in net assets resulting from operations	25,114,754	46,571,121

Dividends to Shareholders:
From net investment income	(6,008,353)	(6,512,409)
From net realized gains	(5,277,414)	(1,087,438)

Change in net assets resulting from dividends to shareholders	(11,285,767)	(7,599,847)

Capital Transactions:
Proceeds from shares issued	41,123,732	47,430,337
Proceeds from dividends reinvested	11,285,767	7,599,846
Value of shares redeemed	(41,570,033)	(34,130,779)

Change in net assets resulting from capital transactions	10,839,466	20,899,404

Change in net assets	24,668,453	59,870,678
Net Assets:
Beginning of period	413,982,121	354,111,443

End of period	$438,650,574	$413,982,121

Accumulated net investment income/(loss)	$4,617,148	$6,008,337

Share Transactions:
Shares issued	2,613,550	3,212,441
Dividends reinvested	720,215	519,825
Shares redeemed	(2,646,644)	(2,322,343)

Change in shares	687,121	1,409,923

See accompanying notes to the financial statements.

6

AZL Balanced Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$15.40	$13.91	$12.84	$12.63	$11.43

Investment Activities:
Net Investment Income/(Loss)	0.16	0.15	0.13	0.10	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	0.78	1.63	1.19	0.20	1.14

Total from Investment Activities	0.94	1.78	1.32	0.30	1.20

Dividends to Shareholders From:
Net Investment Income	(0.23)	(0.25)	(0.19)	(0.09)	—
Net Realized Gains	(0.20)	(0.04)	(0.06)	—	—

Total Dividends	(0.43)	(0.29)	(0.25)	(0.09)	—

Net Asset Value, End of Period	$15.91	$15.40	$13.91	$12.84	$12.63

Total Return(a)	6.11%	12.93%	10.29%	2.41%	10.50%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$438,651	$413,982	$354,111	$298,174	$219,392
Net Investment Income/(Loss)	1.02%	1.10%	1.08%	1.10%	0.58%
Expenses Before Reductions*(b)	0.08%	0.08%	0.09%	0.09%	0.10%
Expenses Net of Reductions*	0.08%	0.08%	0.09%	0.09%	0.10%
Portfolio Turnover Rate	9%	8%	7%	6%	4%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Balanced Index Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

8

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2014

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Balanced Index Strategy Fund	0.05%	0.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2014, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2014 is as follows:

	Fair Value 12/31/13	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/14	Dividend Income
AZL Enhanced Bond Index Fund	$203,106,444	$23,645,726	$(15,256,606)	$(188,741)	$9,113,482	$220,420,305	$2,118,681
AZL International Index Fund	52,704,199	9,365,286	(4,106,722)	771,804	(5,063,190)	53,671,377	935,211
AZL Mid Cap Index Fund	31,706,819	3,112,230	(3,368,412)	876,943	712,814	33,040,394	209,576
AZL S&P 500 Index Fund, Class 2	108,740,465	6,836,132	(15,120,240)	4,483,332	8,134,246	113,073,935	1,295,359
AZL Small Cap Stock Index Fund	17,122,526	2,163,781	(1,268,933)	336,814	(483,745)	17,870,443	103,590

	$413,380,453	$45,123,155	$(39,120,913)	$6,280,152	$12,413,607	$438,076,454	$4,662,417

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $5,063 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

9

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2014

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Affiliated Investment Companies	$438,076,454	$—	$438,076,454

Total Investment Securities	$438,076,454	$—	$438,076,454

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Balanced Index Strategy Fund	$45,123,155	$39,120,913

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default. During the year ended December 31, 2014, the Fund did not directly invest in derivatives.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $345,514,555. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$93,328,220
Unrealized depreciation	(766,321)

Net unrealized appreciation/(depreciation)	$92,561,899

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Balanced Index Strategy Fund	$6,008,353	$5,277,414	$11,285,767

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Balanced Index Strategy Fund	$6,512,409	$1,087,438	$7,599,847

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

10

AZL Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2014

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/(Deficit)
AZL Balanced Index Strategy Fund	$4,617,147	$8,184,848	$—	$92,561,899	$105,363,894

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL Balanced Index Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

12

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 25.66% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $5,277,414.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2016.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreement was approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

15

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2014 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 12 Funds, one Fund, the AZL MVP T. Rowe Price Capital Appreciation Fund, did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 43rd, 73rd, 74th, and 86th percentiles respectively, in their [Lipper] peer groups, and for the one year period ended June 30, 2014 they ranked in the 49th, 74th, 32nd, and 82nd percentiles, respectively. For the three year period ended June 30, 2014, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 47th and 27th percentiles of their peer groups, respectively, and for the one year ended June 30, 2014 they ranked in the 69th and 27th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the two year period ended June 30, 2014, the AZL Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 20th, 50th, 12th, and 24th percentiles respectively; the AZL MVP Balanced Index Strategy and AZL MVP Growth Index Strategy Funds ranked in the 30th and 1st percentiles respectively; and the AZL MVP BlackRock Global Allocation, AZL MVP Invesco Equity & Income and the AZL MVP Franklin Templeton Founding Strategy Plus Funds ranked in the 47th, 1st, and 8th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 38th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity & Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 7th percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $9.9 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.8 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

16

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	43	None

17

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

18

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® Growth Index Strategy Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Growth Index Strategy Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Growth Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® Growth Index Strategy Fund returned 6.53%1. That compared to a 11.73% total return for its benchmark, the Growth Composite Index, which is comprised of a 75% weighting in the S&P 500 Index1 and a 25% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL Growth Index Strategy Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index3, the S&P 600 Index4, and the MSCI EAFE Index5, which represents shares of large companies in developed foreign markets. The fixed income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds the Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund allocates 65% to 85% of its assets to the underlying equity index funds and between 15% and 35% to the underlying bond index fund.

The U.S. equity market produced positive returns during the period, with the S&P 500 Index gaining 13.69%. Economic activity recovered after facing a contraction at the start of the year as extreme weather conditions across much of the U.S. created a challenging economic environment. Several economic indicators showed positive direction for most of the year. The U.S. employment situation improved, consumer confidence rose higher, the manufacturing sector rebounded, inflation remained below its long-term trend and the housing sector steadily improved. Consumers also benefited from the significant drop in oil prices that occurred toward the end of the year. The Federal Reserve (the Fed) exited its quantitative easing program by slowly reducing its bond purchases throughout the year, and concluded the program by making the final $15 billion purchase in October. Despite the continued economic gains, the Fed remained committed to keeping short-term interest rates anchored near zero until the economy could show further improvement.

Developed international equity markets lagged, with the MSCI EAFE Index declining 4.90% during the period. Continued weakness in Europe and a contraction in Japan’s gross domestic product6 signaled further divergence between the U.S. and other major developed economies in 2014. Attempts to stimulate growth in Europe and Japan were met with varying degrees of success. One outcome from these stimulative efforts has been continued strength in the U.S. dollar. This currency impact has created an additional headwind for international returns.

Fixed income markets benefited from a decline in long-term interest rates during the last 12 months with the 10-year U.S. Treasury yield dropping 87 basis points (0.87%) during this period. Bond prices increase when interest rates decrease. Against this backdrop, the Barclays Capital U.S. Aggregate Bond Index gained 5.97%.

The Fund underperformed its composite benchmark during the period due to its exposure to international equity and small- and mid-cap stocks, and due to the slight underperformance from the underlying fixed income fund compared to its benchmark.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
[3]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[4]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[5]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[6]	Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Investors cannot invest directly in an index.

1

AZL® Growth Index Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	Since Inception (7/10/09)
AZL® Growth Index Strategy Fund	6.53%	13.49%	10.64%	13.12%
Growth Composite Index	11.73%	15.87%	12.89%	15.73%
S&P 500 Index	13.69%	20.41%	15.45%	19.30%
Barclays U.S. Aggregate Bond Index	5.97%	2.66%	4.45%	4.57%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® Growth Index Strategy Fund	0.67%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.20% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.07%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Growth Composite Index”), which is comprised of 75% of the Standard & Poor’s 500 Index (“S&P 500”) and 25% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Growth Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Growth Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Growth Index Strategy Fund	$1,000.00	$1,009.80	$0.35	0.07%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL Growth Index Strategy Fund	$1,000.00	$1,024.85	$0.36	0.07%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	56.6%
Fixed Income	25.0
International Equities	18.5
Money Market	— ^

Total Investment Securities	100.1
Net other assets (liabilities)	(0.1)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL Growth Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Affiliated Investment Companies (100.1%):
32,282,739	AZL Enhanced Bond Index Fund	$359,306,887
17,450,976	AZL International Index Fund	266,650,920
6,891,358	AZL Mid Cap Index Fund	161,878,009
39,611,232	AZL S&P 500 Index Fund, Class 2	570,401,744
5,331,387	AZL Small Cap Stock Index Fund	82,263,307

Total Affiliated Investment Companies (Cost $1,078,171,426)		1,440,500,867

Unaffiliated Investment Company (0.0%):
471,087	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	471,087

Total Unaffiliated Investment Company (Cost $471,087)		471,087

Total Investment Securities (Cost $1,078,642,513)(b) —100.1%		1,440,971,954
Net other assets (liabilities) — (0.1)%		(1,423,909)

Net Assets — 100.0%		$1,439,548,045

Percentages indicated are based on net assets as of December 31, 2014.

(a)	The rate represents the effective yield at December 31, 2014.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

4

AZL Growth Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in non-affiliates, at cost	$471,087
Investments in affiliates, at cost	1,078,171,426

Total Investment securities, at cost	$1,078,642,513

Investments in non-affiliates, at value	$471,087
Investments in affiliates, at value	1,440,500,867

Total Investment securities, at value	1,440,971,954
Prepaid expenses	12,061

Total Assets	1,440,984,015

Liabilities:
Payable for affiliated investments purchased	471,087
Payable for capital shares redeemed	858,119
Manager fees payable	61,258
Administration fees payable	3,488
Custodian fees payable	393
Administrative and compliance services fees payable	3,690
Trustee fees payable	74
Other accrued liabilities	37,861

Total Liabilities	1,435,970

Net Assets	$1,439,548,045

Net Assets Consist of:
Capital	$1,044,581,095
Accumulated net investment income/(loss)	16,616,452
Accumulated net realized gains/(losses) from investment transactions	16,021,057
Net unrealized appreciation/(depreciation) on investments	362,329,441

Net Assets	$1,439,548,045

Shares of beneficial interest (unlimited number of shares authorized, no par value)	76,923,504
Net Asset Value (offering and redemption price per share)	$18.71

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends from affiliates	$16,203,105
Foreign tax reclaims received	449

Total Investment Income	16,203,554

Expenses:
Manager fees	700,188
Administration fees	60,030
Custodian fees	1,807
Administrative and compliance services fees	19,036
Trustee fees	73,007
Professional fees	61,115
Shareholder reports	38,762
Other expenses	27,279

Total expenses	981,224

Net Investment Income/(Loss)	15,222,330

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	9,535,900
Net realized gains distributions from affiliated underlying funds	9,979,081
Net realized gains distributions	7,340
Change in net unrealized appreciation/depreciation on investments	53,635,818

Net Realized/Unrealized Gains/(Losses) on Investments	73,158,139

Change in Net Assets Resulting From Operations	$88,380,469

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL Growth Index Strategy Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$15,222,330	$13,754,079
Net realized gains/(losses) on investment transactions	19,522,321	9,088,898
Change in unrealized appreciation/depreciation on investments	53,635,818	194,361,517

Change in net assets resulting from operations	88,380,469	217,204,494

Dividends to Shareholders:
From net investment income	(16,767,136)	(14,002,980)
From net realized gains	(6,699,515)	(2,637,482)

Change in net assets resulting from dividends to shareholders	(23,466,651)	(16,640,462)

Capital Transactions:
Proceeds from shares issued	120,876,423	214,946,967
Proceeds from dividends reinvested	23,466,651	16,640,462
Value of shares redeemed	(117,544,432)	(47,458,985)

Change in net assets resulting from capital transactions	26,798,642	184,128,444

Change in net assets	91,712,460	384,692,476
Net Assets:
Beginning of period	1,347,835,585	963,143,109

End of period	$1,439,548,045	$1,347,835,585

Accumulated net investment income/(loss)	$16,616,452	$16,767,102

Share Transactions:
Shares issued	6,625,896	12,978,538
Dividends reinvested	1,270,528	1,001,834
Shares redeemed	(6,453,249)	(2,894,753)

Change in shares	1,443,175	11,085,619

See accompanying notes to the financial statements.

6

AZL Growth Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$17.86	$14.96	$13.37	$13.44	$11.85

Investment Activities:
Net Investment Income/(Loss)	0.20	0.16	0.13	0.07	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	0.96	2.97	1.64	(0.07)	1.52

Total from Investment Activities	1.16	3.13	1.77	—	1.59

Dividends to Shareholders From:
Net Investment Income	(0.22)	(0.20)	(0.16)	(0.07)	— (a)
Net Realized Gains	(0.09)	(0.03)	(0.02)	— (a)	—

Total Dividends	(0.31)	(0.23)	(0.18)	(0.07)	— (a)

Net Asset Value, End of Period	$18.71	$17.86	$14.96	$13.37	$13.44

Total Return(b)	6.53%	21.07%	13.33%	0.01%	13.42%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,439,548	$1,347,836	$963,143	$764,506	$384,050
Net Investment Income/(Loss)	1.09%	1.20%	1.10%	1.16%	0.82%
Expenses Before Reductions*(c)	0.07%	0.07%	0.08%	0.08%	0.08%
Expenses Net of Reductions*	0.07%	0.07%	0.08%	0.08%	0.08%
Portfolio Turnover Rate	7%	3%	6%	3%	9%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL Growth Index Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Growth Index Strategy Fund	0.05%	0.20%

8

AZL Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2014

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2014, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2014 is as follows:

	Fair Value 12/31/13	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/14	Dividend Income
AZL Enhanced Bond Index Fund	$331,199,907	$60,897,150	$(47,561,097)	$(560,965)	$15,331,892	$359,306,887	$3,470,794
AZL International Index Fund	258,583,865	36,920,629	(7,922,869)	996,055	(21,926,760)	266,650,920	4,658,706
AZL Mid Cap Index Fund	148,403,937	9,212,258	(3,015,194)	514,104	6,762,904	161,878,009	1,036,999
AZL S&P 500 Index Fund, Class 2	533,471,868	19,386,280	(45,238,749)	8,356,494	54,425,851	570,401,744	6,563,029
AZL Small Cap Stock Index Fund	74,370,084	9,804,147	(1,183,067)	230,212	(958,069)	82,263,307	473,577

	$1,346,029,661	$136,220,464	$(104,920,976)	$9,535,900	$53,635,818	$1,440,500,867	$16,203,105

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $16,586 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

9

AZL Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2014

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Companies	$1,440,500,867	$—	$1,440,500,867
Unaffiliated Investment Company	471,087	—	471,087

Total Investment Securities	$1,440,971,954	$—	$1,440,971,954

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Growth Index Strategy Fund	$136,220,464	$104,920,976

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default. During the year ended December 31, 2014, the Fund did not directly invest in derivatives.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $1,081,313,941. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$362,329,441
Unrealized depreciation	(2,671,428)

Net unrealized appreciation/(depreciation)	$359,658,013

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Growth Index Strategy Fund	$16,767,136	$6,699,515	$23,466,651

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Growth Index Strategy Fund	$14,002,980	$2,637,482	$16,640,462

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

10

AZL Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2014

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL Growth Index Strategy Fund	$16,616,452	$18,692,485	$—	$359,658,013	$394,966,950

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements.

On December 9 and 10, 2014, the Trustees approved changes to the Fund, which included changing the name from AZL Growth Index Strategy Fund to AZL DFA Multi-Strategy Fund and changing the investment strategy of the Fund effective April 27, 2015. There are no other subsequent events to report.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL Growth Index Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 41.95% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $6,699,515.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2016.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreement was approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

15

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2014 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 12 Funds, one Fund, the AZL MVP T. Rowe Price Capital Appreciation Fund, did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 43rd, 73rd, 74th, and 86th percentiles respectively, in their [Lipper] peer groups, and for the one year period ended June 30, 2014 they ranked in the 49th, 74th, 32nd, and 82nd percentiles, respectively. For the three year period ended June 30, 2014, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 47th and 27th percentiles of their peer groups, respectively, and for the one year ended June 30, 2014 they ranked in the 69th and 27th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the two year period ended June 30, 2014, the AZL Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 20th, 50th, 12th, and 24th percentiles respectively; the AZL MVP Balanced Index Strategy and AZL MVP Growth Index Strategy Funds ranked in the 30th and 1st percentiles respectively; and the AZL MVP BlackRock Global Allocation, AZL MVP Invesco Equity & Income and the AZL MVP Franklin Templeton Founding Strategy Plus Funds ranked in the 47th, 1st, and 8th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 38th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity & Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 7th percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $9.9 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.8 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

16

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	43	None

17

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

18

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® MVP Balanced Index Strategy Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Oficers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Balanced Index Strategy Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Balanced Index Strategy Fund.

What factors affected the Fund’s performance for the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® MVP Balanced Index Strategy Fund returned 6.09%. That compared to a 9.79% total return for its benchmark, the Balanced Composite Index, which is comprised of an 50% weighting in the S&P 500 Index1 and a 50% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL® MVP Balanced Index Strategy Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index3, the S&P 600 Index4, and the MSCI EAFE Index5, which represents shares of large companies in developed foreign markets. The fixed income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds the Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund allocates 40% to 60% of its assets to the underlying equity index funds and between 40% and 60% to the underlying bond index fund. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process that is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

The U.S. equity market produced positive returns during the period, with the S&P 500 Index gaining 13.69%. Economic activity recovered after facing a contraction at the start of the year as extreme weather conditions across much of the U.S. created a challenging economic environment. Several economic indicators showed positive direction for most of the year. The U.S. employment situation improved, consumer confidence rose higher, the manufacturing sector rebounded, inflation remained below its long-term trend and the housing sector steadily improved. Consumers also benefited from the significant drop in oil prices that occurred toward the end of the year. The U.S. Federal Reserve (the Fed) exited its quantitative easing program by slowly reducing its bond purchases throughout the year, and concluded the program by making the final $15 billion purchase in October. Despite the continued economic gains, the Fed remained committed to keeping short-term interest rates anchored near zero until the economy could show further improvement.

Developed international equity markets lagged, with the MSCI EAFE Index declining 4.90% during the period. A continued weakness in Europe in addition to the contraction in Japan’s gross domestic product6 signaled further divergence between the U.S. and other major developed economies in 2014. Attempts to stimulate growth in Europe and Japan were met with varying degrees of success. One outcome from these stimulative efforts has been continued strength in the U.S. dollar. This currency impact has created an additional headwind for international returns.

Fixed income markets benefited from a decline in long-term interest rates during the last 12 months with the 10-year U.S. Treasury yield dropping 87 basis points (0.87%) during this period. Bond prices increase when interest rates decrease. Against this backdrop, the Barclays Capital U.S. Aggregate Bond Index gained 5.97%.

The Fund underperformed its composite benchmark in 2014 due in large part to its exposure to international equity and small- and mid-cap stocks. The Fund’s relative results were also hurt by the underlying fixed income fund’s modest underperformance compared to its stated benchmark during the period.*

In the generally low volatility environment for most of 2014, the MVP risk management process worked as intended and largely maintained a neutral equity allocation relative to its target, resulting in a minimal impact on the Fund’s equity exposure and performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
[3]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[4]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[5]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[6]	Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Investors cannot invest directly in an index.

1

AZL® MVP Balanced Index Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014
	1 Year	Since Inception (1/10/12)
AZL® MVP Balanced Index Strategy Fund	6.09%	9.09%
Balanced Composite Index	9.79%	10.99%
S&P 500 Index	13.69%	19.50%
Barclays U.S. Aggregate Bond Index	5.97%	2.71%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® MVP Balanced Index Strategy Fund	0.76%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.20% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.17%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 50% of the Standard & Poor’s 500 Index (“S&P 500”) and 50% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Balanced Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Balanced Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MVP Balanced Index Strategy Fund	$1,000.00	$1,012.10	$0.71	0.14%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MVP Balanced Index Strategy Fund	$1,000.00	$1,024.50	$0.71	0.14%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	47.7%
Domestic Equities	34.9
International Equities	12.3
Money Market	2.6

Total Investment Securities	97.5
Net other assets (liabilities)	2.5

Net Assets	100.0%

3

AZL MVP Balanced Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Affiliated Investment Companies (94.9%):
8,930,462	AZL Enhanced Bond Index Fund	$99,396,044
1,676,230	AZL International Index Fund	25,612,787
666,932	AZL Mid Cap Index Fund	15,666,234
3,391,714	AZL S&P 500 Index Fund, Class 2	48,840,683
542,626	AZL Small Cap Stock Index Fund	8,372,725

Total Affiliated Investment Companies (Cost $179,266,519)		197,888,473

Unaffiliated Investment Company (2.6%):
5,500,144	Goldman Sachs Financial Square Federal Fund, Institutional Shares, 0.61%(a)	5,500,144

Total Unaffiliated Investment Company (Cost $5,500,144)		5,500,144

Total Investment Securities (Cost $184,766,663)(b) — 97.5%		203,388,617
Net other assets (liabilities) — 2.5%		5,229,826

Net Assets — 100.0%		$208,618,443

Percentages indicated are based on net assets as of December 31, 2014.

(a)	The rate represents the effective yield at December 31, 2014.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $4,967,966 has been segregated to cover margin requirements for the following open contracts as of December 31, 2014:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/20/15	41	$5,198,672	$28,161
S&P 500 Index E-Mini March Futures	Long	3/20/15	50	5,131,000	81,180

Total					$109,341

See accompanying notes to the financial statements.

4

AZL MVP Balanced Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in non-affiliates, at cost	$5,500,144
Investments in affiliates, at cost	179,266,519

Total Investment securities, at cost	$184,766,663

Investments in non-affiliates, at value	$5,500,144
Investments in affiliates, at value	197,888,473

Total Investment securities, at value	203,388,617
Segregated cash for collateral	4,967,966
Interest and dividends receivable	18
Receivable for capital shares issued	346,679
Receivable for variation margin on futures contracts	8,969
Prepaid expenses	1,707

Total Assets	208,713,956

Liabilities:
Cash overdraft	7,296
Payable for variation margin on futures contracts	60,750
Manager fees payable	17,418
Administration fees payable	3,351
Custodian fees payable	642
Administrative and compliance services fees payable	522
Trustee fees payable	10
Other accrued liabilities	5,524

Total Liabilities	95,513

Net Assets	$208,618,443

Net Assets Consist of:
Capital	$185,766,359
Accumulated net investment income/(loss)	1,897,488
Accumulated net realized gains/(losses) from investment transactions	2,223,301
Net unrealized appreciation/(depreciation) on investments	18,731,295

Net Assets	$208,618,443

Shares of beneficial interest (unlimited number of shares authorized, no par value)	16,607,265
Net Asset Value (offering and redemption price per share)	$12.56

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends from affiliates	$2,030,823
Dividends	163

Total Investment Income	2,030,986

Expenses:
Manager fees	182,260
Administration fees	51,646
Custodian fees	2,190
Administrative and compliance services fees	2,433
Trustee fees	9,364
Professional fees	8,138
Shareholder reports	6,242
Other expenses	3,165

Total expenses	265,438

Net Investment Income/(Loss)	1,765,548

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	785,505
Net realized gains distributions from affiliated underlying funds	953,805
Net realized gains/(losses) on futures contracts	801,560
Change in net unrealized appreciation/depreciation on investments	6,369,014

Net Realized/Unrealized Gains/(Losses) on Investments	8,909,884

Change in Net Assets Resulting From Operations	$10,675,432

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Balanced Index Strategy Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$1,765,548	$1,260,086
Net realized gains/(losses) on investment transactions	2,540,870	1,673,628
Change in unrealized appreciation/depreciation on investments	6,369,014	10,528,247

Change in net assets resulting from operations	10,675,432	13,461,961

Dividends to Shareholders:
From net investment income	(1,840,865)	—
From net realized gains	(1,270,967)	(28,076)

Change in net assets resulting from dividends to shareholders	(3,111,832)	(28,076)

Capital Transactions:
Proceeds from shares issued	55,390,586	73,823,727
Proceeds from dividends reinvested	3,111,832	28,076
Value of shares redeemed	(12,994,224)	(5,569,194)

Change in net assets resulting from capital transactions	45,508,194	68,282,609

Change in net assets	53,071,794	81,716,494
Net Assets:
Beginning of period	155,546,649	73,830,155

End of period	$208,618,443	$155,546,649

Accumulated net investment income/(loss)	$1,897,488	$1,840,863

Share Transactions:
Shares issued	4,472,211	6,510,623
Dividends reinvested	251,563	2,458
Shares redeemed	(1,046,419)	(491,436)

Change in shares	3,677,355	6,021,645

See accompanying notes to the financial statements.

6

AZL MVP Balanced Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2014	Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$12.03	$10.69	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.08	0.10	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	0.65	1.24	0.77

Total from Investment Activities	0.73	1.34	0.85

Dividends to Shareholders From:
Net Investment Income	(0.12)	—	(0.14)
Net Realized Gains	(0.08)	— (b)	(0.02)

Total Dividends	(0.20)	— (b)	(0.16)

Net Asset Value, End of Period	$12.56	$12.03	$10.69

Total Return(c)	6.09%	12.56%	8.50	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$208,618	$155,547	$73,830
Net Investment Income/(Loss)(e)	0.97%	1.09%	1.41%
Expenses Before Reductions*(e)(f)	0.15%	0.17%	0.39%
Expenses Net of Reductions*(e)	0.15%	0.17%	0.21%
Portfolio Turnover Rate	6%	4%	11	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations. During the period from January 10, 2012 to December 10, 2012, the Fund’s primary vehicle for gaining exposure to derivatives was through investments in its wholly-owned and controlled subsidiary , the AZL MVP BIS Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Balanced Index Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost of the security lot sold with the net sales proceeds. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2014, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in

8

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2014

accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $10.3 million as of December 31, 2014. The monthly average notional amount for these contracts was $9.1 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure
Equity Contracts	Receivable for variation margin on futures contracts	$81,180	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure
Interest Rate		28,161		—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Risk Exposure
Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$637,042	$(55,429)

Interest Rate Risk Exposure
Interest Rate		164,518	96,470

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Balanced Index Strategy Fund	0.10%	0.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

9

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2014

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2014, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2014 is as follows:

	Fair Value 12/31/13	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/14	Dividend Income
AZL Enhanced Bond Index Fund	$73,471,092	$26,358,981	$(3,902,528)	$(133,410)	$3,601,909	$99,396,044	$921,186
AZL International Index Fund	19,715,869	8,810,998	(874,223)	24,605	(2,064,462)	25,612,787	431,131
AZL Mid Cap Index Fund	11,679,444	4,321,919	(1,015,029)	93,743	586,157	15,666,234	95,686
AZL S&P 500 Index Fund, Class 2	36,694,050	11,828,956	(4,701,127)	749,631	4,269,173	48,840,683	535,640
AZL Small Cap Stock Index Fund	6,236,854	2,902,997	(753,258)	50,936	(64,804)	8,372,725	47,180

	$147,797,309	$54,223,851	$(11,246,165)	$785,505	$6,327,973	$197,888,473	$2,030,823

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $2,117 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

10

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2014

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Companies	$197,888,473	$—	$197,888,473
Unaffiliated Investment Company	5,500,144	—	5,500,144

Total Investment Securities	203,388,617	—	203,388,617

Other Financial Instruments:*
Futures Contracts	109,341	—	109,341

Total Investments	$203,497,958	$—	$203,497,958

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Balanced Index Strategy Fund	$54,223,851	$11,246,165

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $185,031,183. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$18,621,954
Unrealized depreciation	(264,520)

Net unrealized appreciation/(depreciation)	$18,357,434

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Balanced Index Strategy Fund	$2,099,871	$1,011,961	$3,111,832

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Balanced Index Strategy Fund	$11,244	$16,832	$28,076

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

AZL MVP Balanced Index Strategy Fund

Notes to the Financial Statements

December 31, 2014

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Balanced Index Strategy Fund	$2,234,513	$2,260,137	$—	$18,357,434	$22,852,084

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Balanced Index Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 22.68% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $1,011,960.

During the year ended December 31, 2014, the Fund declared net short-term capital gain distributions of $259,006.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2016.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreement was approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2014 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 12 Funds, one Fund, the AZL MVP T. Rowe Price Capital Appreciation Fund, did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 43rd, 73rd, 74th, and 86th percentiles respectively, in their [Lipper] peer groups, and for the one year period ended June 30, 2014 they ranked in the 49th, 74th, 32nd, and 82nd percentiles, respectively. For the three year period ended June 30, 2014, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 47th and 27th percentiles of their peer groups, respectively, and for the one year ended June 30, 2014 they ranked in the 69th and 27th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the two year period ended June 30, 2014, the AZL Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 20th, 50th, 12th, and 24th percentiles respectively; the AZL MVP Balanced Index Strategy and AZL MVP Growth Index Strategy Funds ranked in the 30th and 1st percentiles respectively; and the AZL MVP BlackRock Global Allocation, AZL MVP Invesco Equity & Income and the AZL MVP Franklin Templeton Founding Strategy Plus Funds ranked in the 47th, 1st, and 8th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 38th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity & Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 7th percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $9.9 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.8 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.
Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	43	None

18

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14

Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® MVP BlackRock Global Allocation Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Consolidated Expense Examples and Portfolio Composition

Consolidated Schedule of Portfolio Investments

Consolidated Statement of Assets and Liabilities

Consolidated Statement of Operations

Consolidated Statements of Changes in Net Assets

Consolidated Financial Highlights

Notes to the Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP BlackRock Global Allocation Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP BlackRock Global Allocation Fund.

What factors affected the Fund’s performance for the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® MVP BlackRock Global Allocation Fund returned 2.18%. That compared to a 4.18% total return for its benchmark, the Balanced Composite Index which is comprised of a 36% weighting in the S&P 500 Index1, a 24% weighting in the FTSE World ex U.S. Index2, 24% weighting in the BofA Merrill Lynch 5-Year U.S. Treasury Bond Index3 and a 16% weighting in the Citigroup (Non-USD) World Government Bond Index4.

The AZL® MVP BlackRock Global Allocation Fund is a fund of funds that invests primarily in the shares of the AZL® BlackRock Global Allocation Fund—managed by the Manager. This underlying holding invests in a global portfolio of equity, debt, and money market securities. The Fund also employs the MVP (Managed Volatility Portfolio) risk-management process that primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

U.S. equity markets outperformed most international equity markets for the 12-month period, while fixed income markets offered modest gains. Global equity markets started out on a negative note: Slowing growth in China, softer economic data in the U.S. and expectations that the Federal Reserve would soon end its stimulus efforts all weighed on investors. Stocks recovered quickly, however, with new data showing that growth in the U.S. remained strong and the European Central Bank exhibiting a willingness to act to combat low inflation in the eurozone.

Market volatility increased through the year due in part to geopolitical crises, particularly the Russia-Ukraine conflict and the ground war in Gaza. Signs of a stronger U.S. economic recovery and flagging global growth helped support strength in the U.S. dollar. The appreciating dollar put pressure on commodity prices, particularly oil, later in the period. It also led many foreign equity markets to underperform in U.S. dollar terms, despite posting gains in local currency terms. Concerns around weak global growth, along with the strong U.S. currency, drove investors to seek safety in U.S. Treasuries later in the period, bidding up prices on those securities and driving down interest rates.

The Fund underperformed its composite benchmark for the period under review primarily due to a combination of stock selection, country and sector allocations, and exposure to cash securities. From a country perspective, a smaller-than-benchmark exposure to U.S. equities as well as stock selection in that country weighed on results. Stock selection in Canada and Europe, most notably in France and Germany, also dragged on relative performance. At the sector level, stock selection and overweight positions in the materials and industrials sectors hurt the Fund’s performance, as did selection in information technology and financials. A larger-than-benchmark holding of gold-related securities detracted from relative performance as commodities prices fell during the period. The Fund’s cash-equivalent holdings—which were used to help mitigate portfolio volatility and as a source of funds for new investments—dragged on results given the low-interest rate environment and the fully invested nature of the benchmark.*

The Fund’s relative performance benefited from stock selection in Japan and an overweight allocation to that country. Strong corporate earnings and stimulus efforts by the Japanese central bank helped buoy the nation’s equity markets. From a sector perspective, an overweight allocation to health care holdings, along with stock selection within that sector, helped boost relative performance. An underweight allocation to fixed income securities in general helped improve the Fund’s relative returns, as did a smaller-than-benchmark position in Japanese government bonds. The Fund’s overweight allocation to emerging market sovereign bonds also contributed positively to relative performance. From a currency perspective, the Fund benefited from a larger-than-benchmark exposure to U.S. currency-denominated securities as the U.S. dollar strengthened relative to other foreign currencies.*

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives had a positive impact on the absolute performance of the Fund.*

In the generally low volatility environment for most of 2014, the MVP risk management process worked as intended and largely maintained a neutral equity allocation relative to its target, resulting in a minimal impact on the Fund’s equity exposure and performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Financial Times Stock Exchange World ex U.S. Index (“FTSE World Index”) is part of a range of indexes designed to help United States investors benchmark their international investments. The index comprises large- (84%) and mid- (16%) cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the United States. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.
[3]	The BofA Merrill Lynch 5-Year U.S. Treasury Bond Index is designed to track the total return of the current coupon 5-Year U.S. Treasury bond.
[4]	The Citigroup Non-U.S. Dollar World Government Bond Index is a market capitalization-weighted index that tracks 10 government bond indices, excluding the United States.

Investors cannot invest directly in an index.

AZL® MVP BlackRock Global Allocation Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek high total investment return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in shares of another mutual fund managed by the manager; the AZL® BlackRock Global Allocation Fund, combined with the MVP risk management process.

Investment Concerns

The Fund invests in an underlying fund, so its investment performance is directly related to the performance of that underlying fund. Before investing, investors should assess the risks associated with and types of investments made by the underlying fund in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	Since Inception (1/10/12)
AZL® MVP BlackRock Global Allocation Fund	2.18%	7.61%
Balanced Composite Index	4.18%	9.18%
S&P 500 Index	13.69%	19.50%
FTSE World ex U.S. Index	-3.74%	9.43%
BofA Merrill Lynch 5-Year U.S. Treasury Bond Index	2.93%	0.92%
Citigroup Non-U.S. Dollar World Government Bond Index	-2.68%	-1.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® MVP BlackRock Global Allocation Fund	1.21%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.15% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.13%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 36% Standard & Poor’s 500 Index (“S&P 500”); 24% FTSE World ex U.S. Index; 24% BofA Merrill Lynch 5-Year U.S. Treasury Bond Index; and 16% Citigroup Non-U.S. Dollar World Government Bond. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The FTSE World ex U.S. Index is part of a range of indexes designed to help U.S. investors benchmark their international investments. The index comprises large- (84%) and mid- (16%) cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the U.S. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization. The BofA Merrill Lynch 5-Year U.S. Treasury Bond Index is designed to track the total return of the current coupon 5-Year U.S. Treasury bond. The Citigroup Non-U.S. Dollar World Government Bond Index is a market capitalization-weighted index that tracks 10 government bond indices, excluding the United States. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

AZL MVP BlackRock Global Allocation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP BlackRock Global Allocation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MVP BlackRock Global Allocation Fund	$1,000.00	$984.90	$5.75	1.15%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MVP BlackRock Global Allocation Fund	$1,000.00	$1,019.41	$5.85	1.15%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Common Stocks	51.7%
U.S. Treasury Obligations	23.1
Foreign Bonds	8.7
Securities Held as Collateral on Loan	5.6
Money Market	3.4
Yankee Dollars	2.6
Corporate Bonds	2.3
Convertible Bonds	2.0
Preferred Stocks	1.8
Purchased Options	1.3
Floating Rate Loans	1.0
Exchange Traded Funds	0.7
Convertible Preferred Stocks	0.3
U.S. Government Mortgage	0.1
Warrants	— ^
Right	— ^

Total Investment Securities	104.6
Net other assets (liabilities)	(4.6)

Net Assets	100.0%

Investments	Percent of Net Assets
United States	64.4%
Japan	8.8
United Kingdom	5.1
Mexico	3.3
France	2.6
Australia	2.1
Switzerland	2.0
Netherlands	1.9
Germany	1.4
Canada	1.4
All other countries	11.6

Total Investment Securities	104.6
Net other assets (liabilities)	(4.6)

Net Assets	100.0%

^	Represents less than 0.05%.

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks (51.7%):
Aerospace & Defense (1.0%):
989	Boeing Co.(a)	$128,550
38,316	European Aeronautic Defence & Space Co. NV(a)	1,902,823
1,417	General Dynamics Corp.(a)	195,008
1,326	L-3 Communications Holdings, Inc.(a)	167,354
1,490	Northrop Grumman Corp.(a)	219,611
7,481	Precision Castparts Corp.(a)	1,802,023
1,856	Raytheon Co.^(a)	200,764
39,335	Safran SA(a)	2,420,742
14,421	United Technologies Corp.(a)	1,658,415

		8,695,290

Air Freight & Logistics (0.4%):
12,245	Deutsche Post AG(a)	400,592
5,823	FedEx Corp.(a)	1,011,222
21,832	United Parcel Service, Inc., Class B(a)	2,427,064

		3,838,878

Airlines (0.4%):
54,500	Japan Airlines Co., Ltd.(a)	1,592,243
28,986	United Continental Holdings, Inc.*(a)	1,938,874

		3,531,117

Auto Components (1.1%):
20,600	Aisin Sieki Co., Ltd.(a)	740,544
15,601	BorgWarner, Inc.^(a)	857,275
48,200	Bridgestone Corp.(a)	1,675,272
134,683	Cheng Shin Rubber Industry Co., Ltd.(a)	315,944
14,952	Delphi Automotive plc(a)	1,087,309
46,900	DENSO Corp.(a)	2,186,167
23,600	Futaba Industrial Co., Ltd.^(a)	110,441
2,082	Hyundai Wia Corp.(a)	331,521
5,000	Koito Manufacturing Co., Ltd.(a)	152,524
2,059	Lear Corp.(a)	201,947
3,100	Stanley Electric Co., Ltd.(a)	67,018
38,900	Toyota Industries Corp.(a)	1,988,016

		9,713,978

Automobiles (1.8%):
7,073	Bayerische Motoren Werke AG (BMW)(a)	768,063
1,900	Daihatsu Motor Co., Ltd.^(a)	24,927
108,000	Dongfeng Motor Corp., H Shares(a)	150,993
130,023	Ford Motor Co.(a)	2,015,357
120,100	Fuji Heavy Industries, Ltd.(a)	4,230,034
42,300	Honda Motor Co., Ltd.(a)	1,230,277
5,313	Hyundai Motor Co.(a)	806,721
45,400	Isuzu Motors, Ltd.(a)	554,001
9,127	Maruti Suzuki India, Ltd.(a)	479,883
63,300	Suzuki Motor Corp.(a)	1,903,179
27,300	Toyota Motor Corp.(a)	1,702,728
270	Volkswagen AG(a)	58,825
165,770	Yulon Motor Co., Ltd.(a)	242,482

		14,167,470

Shares		Fair Value
Common Stocks, continued
Banks (4.4%):
23,504	Axis Bank, Ltd.(a)	$185,708
82,439	Banco Bilbao Vizcaya Argentaria SA(a)	775,784
214,213	Bank of America Corp.(a)	3,832,271
22,000	Bank of Yokohama, Ltd. (The)(a)	119,425
29,503	BNP Paribas SA(a)	1,733,517
19,000	Chiba Bank, Ltd. (The)(a)	124,723
75,000	Chuo Mitsui Trust Holdings, Inc.(a)	286,277
51,579	Citigroup, Inc.(a)	2,790,940
10,992	Commonwealth Bank of Australia(a)	763,211
26,241	Fifth Third Bancorp(a)	534,660
77,000	Fukuoka Financial Group, Inc.(a)	397,615
16,682	HDFC Bank, Ltd.(a)	250,205
259,946	HSBC Holdings plc(a)	2,456,313
31,485	ICICI Bank, Ltd.(a)	174,895
370,849	Intesa Sanpaolo SpA(a)	1,072,680
63,564	JPMorgan Chase & Co.(a)	3,977,835
9,846	Kotak Mahindra Bank, Ltd.(a)	196,066
623,354	Lloyds Banking Group plc*(a)	736,008
330,600	Mitsubishi UFJ Financial Group, Inc.(a)	1,812,368
94,004	Regions Financial Corp.(a)	992,682
13,000	Shizuoka Bank, Ltd. (The)(a)	118,932
8,086	Societe Generale(a)	339,744
46,800	Sumitomo Mitsui Financial Group, Inc.(a)	1,691,283
7,951	Svenska Handelsbanken AB, A Shares(a)	371,499
13,504	Toronto-Dominion Bank (The)(a)	645,378
29,962	U.S. Bancorp(a)	1,346,792
59,657	UniCredit SpA(a)	380,179
82,892	Wells Fargo & Co.(a)	4,544,138
17,557	Westpac Banking Corp.(a)	471,882
17,236	Yes Bank, Ltd.(a)	209,115

		33,332,125

Beverages (0.7%):
2,692	Anheuser-Busch InBev NV(a)	302,905
51,823	Coca-Cola Co. (The)(a)	2,187,967
1,846	Constellation Brands, Inc., Class A*(a)	181,222
8,367	Diageo plc, Sponsored ADR(a)	954,590
6,528	Diageo plc(a)	187,208
21,800	Kirin Holdings Co., Ltd.(a)	270,085
9,502	Remy Cointreau SA(a)	634,610
13,805	SABMiller plc(a)	714,353
10,300	Suntory Beverage & Food, Ltd.(a)	355,696

		5,788,636

Biotechnology (0.9%):
4,336	Alexion Pharmaceuticals, Inc.*(a)	802,290
13,796	Amgen, Inc.(a)	2,197,565
3,082	Biogen Idec, Inc.*(a)	1,046,185
12,697	Celgene Corp.*(a)	1,420,286
8,576	Gilead Sciences, Inc.*(a)	808,374
62,008	Mesoblast, Ltd.*^(a)	220,168

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Biotechnology, continued
767	Regeneron Pharmaceuticals, Inc.*^(a)	$314,662
8,926	Vertex Pharmaceuticals, Inc.*(a)	1,060,409

		7,869,939

Building Products (0.2%):
16,904	Compagnie de Saint-Gobain SA(a)	711,562
13,500	Daikin Industries, Ltd.(a)	870,859

		1,582,421

Capital Markets (0.7%):
1,250	Ameriprise Financial, Inc.(a)	165,313
19,715	Bank of New York Mellon Corp.(a)	799,838
25,666	Charles Schwab Corp. (The)(a)	774,857
34,739	Deutsche Bank AG, Registered Shares(a)	1,049,888
4,909	Goldman Sachs Group, Inc. (The)(a)	951,510
97,829	UBS Group AG*(a)	1,682,159

		5,423,565

Chemicals (1.9%):
15,338	Akzo Nobel NV(a)	1,063,482
8,897	Arkema, Inc.(a)	589,932
90,000	Asahi Kasei Corp.(a)	824,931
3,482	BASF SE(a)	294,311
526	CF Industries Holdings, Inc.(a)	143,356
4,461	Dow Chemical Co. (The)(a)	203,466
17,683	FMC Corp.^(a)	1,008,462
31,400	Hitachi Chemical Co., Ltd.(a)	556,321
37,200	JSR Corp.^(a)	638,898
14,014	Koninklijke DSM NV(a)	852,041
45,000	Kuraray Co., Ltd.(a)	513,136
3,245	Linde AG(a)	605,185
7,201	LyondellBasell Industries NV, Class A(a)	571,687
22,700	Nitto Denko Corp.(a)	1,269,676
9,207	Potash Corp. of Saskatchewan, Inc.(a)	325,554
1,021	PPG Industries, Inc.(a)	236,004
30,800	Shin-Etsu Chemical Co., Ltd.(a)	2,004,098
7,584	Syngenta AG, Registered Shares(a)	2,435,961
247,000	Ube Industries, Ltd.^(a)	369,113

		14,505,614

Commercial Services & Supplies (0.0%):
2,017	Cintas Corp.^(a)	158,213
3,100	Sohgo Security Services Co., Ltd.^(a)	74,541

		232,754

Communications Equipment (0.6%):
102,128	Cisco Systems, Inc.(a)	2,840,690
18,395	El Towers SpA*(a)	920,676
1,869	Harris Corp.(a)	134,232
1,960	Motorola Solutions, Inc.^(a)	131,477
14,107	QUALCOMM, Inc.(a)	1,048,573

		5,075,648

Shares		Fair Value
Common Stocks, continued
Construction & Engineering (0.2%):
4,791	Bouygues SA(a)	$172,864
25,000	JGC Corp.(a)	515,313
4,000	Kinden Corp.(a)	40,511
2,000	Maeda Road Construction Co., Ltd.^(a)	29,737
84,000	Okumura Corp.^(a)	377,720
92,000	Toda Corp.^(a)	363,380

		1,499,525

Consumer Finance (0.6%):
26,951	American Express Co.(a)	2,507,521
15,015	Capital One Financial Corp.(a)	1,239,488
21,298	Discover Financial Services(a)	1,394,806

		5,141,815

Containers & Packaging (0.2%):
16,318	Crown Holdings, Inc.*^(a)	830,586
20,018	Sealed Air Corp.(a)	849,364

		1,679,950

Distributors (0.0%):
2,200	Canon Marketing Japan, Inc.(a)	36,960

Diversified Financial Services (0.1%):
5,630	Deutsche Boerse AG(a)	403,421
83,371	ING Groep NV*(a)	1,079,327

		1,482,748

Diversified Telecommunication Services (0.9%):
39,563	AT&T, Inc.^(a)	1,328,921
114,563	BT Group plc(a)	711,070
42,017	Deutsche Telekom AG, Registered Shares(a)	673,380
20,604	France Telecom SA(a)	350,356
11,200	Nippon Telegraph & Telephone Corp.(a)	576,426
24,588	Oi SA, ADR*(a)	78,437
332,000	Singapore Telecommunications, Ltd.(a)	974,800
327	Swisscom AG, Registered Shares^(a)	171,760
23,018	TDC A/S(a)	175,445
251,712	Telecom Italia SpA(a)	266,914
32,883	Telecom Italia SpA(a)	27,482
152,500	Telekom Malaysia Berhad(a)	299,261
8,280	Verizon Communications, Inc.(a)	385,753
56,872	Verizon Communications, Inc.(a)	2,660,472

		8,680,477

Electric Utilities (0.4%):
19,181	American Electric Power Co., Inc.(a)	1,164,669
22,500	Chubu Electric Power Co., Inc.*(a)	264,744
1,898	Duke Energy Corp.(a)	158,559
156,961	Enel SpA(a)	701,728
8,232	Exelon Corp.^(a)	305,243
4,303	FirstEnergy Corp.(a)	167,774
5,142	NRG Yield, Inc.^(a)	242,394
11,138	PPL Corp.(a)	404,644
42,011	Terna—Rete Elettrica Nationale SpA(a)	190,291

		3,600,046

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Electrical Equipment (0.7%):
21,750	Eaton Corp. plc(a)	$1,478,130
43,000	GS Yuasa Corp.^(a)	182,937
2,000	Mabuchi Motor Co., Ltd.(a)	78,831
93,000	Mitsubishi Electric Corp.(a)	1,107,446
16,186	Rockwell Automation, Inc.(a)	1,799,883
13,003	Schneider Electric SA(a)	944,711
2,009	Schneider Electric SE^(a)	145,311
40,500	Sumitomo Electric Industries, Ltd.(a)	505,396

		6,242,645

Electronic Equipment, Instruments & Components (0.5%):
3,065	Avnet, Inc.(a)	131,856
3,300	Hitachi High-Technologies Corp.(a)	95,231
232,000	Hitachi, Ltd.(a)	1,697,888
22,400	HOYA Corp.(a)	750,099
400	Keyence Corp.(a)	177,205
4,427	Keysight Technologies, Inc.*(a)	149,500
14,500	Kyocera Corp.(a)	664,701
5,700	Murata Manufacturing Co., Ltd.(a)	622,735
6,200	Omron Corp.(a)	277,933
2,753	TE Connectivity, Ltd.(a)	174,127

		4,741,275

Energy Equipment & Services (0.7%):
95,700	Dropbox, Inc.*(a)(b)(c)	1,827,985
1,698	Helmerich & Payne, Inc.(a)	114,479
17,702	Ocean Rig UDW, Inc.(a)	164,275
30,284	Oceaneering International, Inc.(a)	1,781,002
149,099	SBM Offshore NV*(a)	1,767,900

		5,655,641

Food & Staples Retailing (0.1%):
2,061	CVS Health Corp.(a)	198,495
3,600	FamilyMart Co., Ltd.(a)	134,416
11,194	Fresh Market, Inc. (The)*^(a)	461,193
3,225	Kroger Co. (The)(a)	207,077

		1,001,181

Food Products (0.9%):
20,000	Ajinomoto Co., Inc.(a)	370,657
3,207	Archer Daniels Midland Co.(a)	166,764
57,961	Cosan, Ltd., A Shares(a)	449,198
6,008	Danone SA(a)	395,198
46,949	Nestle SA, Registered Shares(a)	3,442,473
27,712	SLC Agricola SA(a)	147,049
60,391	Unilever NV(a)	2,372,044
17,190	Unilever plc(a)	698,185

		8,041,568

Gas Utilities (0.2%):
14,273	Gas Natural SDG SA(a)	359,021
79,899	Snam Rete Gas SpA(a)	394,105
259,000	Tokyo Gas Co., Ltd.(a)	1,397,840

		2,150,966

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies (0.5%):
1,032	Becton Dickinson & Co.(a)	$143,613
885	C.R. Bard, Inc.(a)	147,459
2,904	CareFusion Corp.*(a)	172,323
25,562	Getinge AB, B Shares(a)	580,995
17,050	Medtronic, Inc.^(a)	1,231,010
18,122	Mindray Medical International, Ltd., Sponsored ADR^(a)	478,421
5,116	Zimmer Holdings, Inc.(a)	580,257

		3,334,078

Health Care Providers & Services (2.1%):
17,679	Aetna, Inc.(a)	1,570,426
35,516	Al Noor Hospitals Group plc(a)	545,346
1,846	AmerisourceBergen Corp.(a)	166,435
1,413	Anthem, Inc.(a)	177,572
1,222,800	Bangkok Dusit Medical Services Public Co., Ltd., Class F(a)	636,562
87,500	Bumrungrad Hospital Public Co., Ltd.(a)	374,655
2,262	Cardinal Health, Inc.(a)	182,611
13,130	Catamaran Corp.*(a)	679,478
23,895	Envision Healthcare Holdings, Inc.*(a)	828,918
5,802	Fresenius SE & Co. KGaA(a)	302,946
23,930	HCA Holdings, Inc.*(a)	1,756,223
436,104	Healthscope, Ltd.*(a)	965,350
9,772	HealthSouth Corp.^(a)	375,831
7,337	Humana, Inc.(a)	1,053,813
633,400	IHH Healthcare Berhad(a)	871,996
105,242	Life Healthcare Group Holdings Pte, Ltd.(a)	388,110
11,050	McKesson, Inc.(a)	2,293,758
60,203	NMC Health plc(a)	429,300
382,799	PT Siloam International Hospital Tbk*(a)	423,743
102,000	Raffles Medical Group, Ltd.(a)	299,349
9,900	Ship Healthcare Holdings, Inc.^(a)	224,985
97,197	Sinopharm Group Co., H Shares(a)	342,147
137,245	Spire Healthcare Group plc*(a)	807,289
12,100	Tenet Healthcare Corp.*^(a)	613,107
15,574	UnitedHealth Group, Inc.(a)	1,574,376

		17,884,326

Hotels, Restaurants & Leisure (0.3%):
18,709	McDonald’s Corp.(a)	1,753,033
12,153	SeaWorld Entertainment, Inc.(a)	217,539
1,889	Wyndham Worldwide Corp.(a)	162,001

		2,132,573

Household Durables (0.1%):
3,000	Alpine Electronics, Inc.^(a)	49,342
31,698	Cyrela Brazil Realty SA Empreendimentos e Participacoes(a)	131,936
104,000	Haier Electronics Group Co., Ltd.(a)	245,813
41,778	MRV Engenharia e Participacoes SA(a)	117,919
7,300	Rinnai Corp.(a)	491,643
18,900	Sony Corp.(a)	384,846

		1,421,499

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Household Products (0.8%):
14,895	Colgate-Palmolive Co.(a)	$1,030,585
1,043	Energizer Holdings, Inc.(a)	134,088
5,451	Kimberly-Clark Corp.(a)	629,809
50,384	Procter & Gamble Co. (The)(a)	4,589,478

		6,383,960

Independent Power and Renewable Electricity Producers (0.5%):
51,570	AES Corp. (The)(a)	710,119
46,687	Calpine Corp.*(a)	1,033,183
5,123	NextEra Energy Partners LP^(a)	172,901
11,954	NextEra Energy, Inc.(a)	1,270,591
32,297	NRG Energy, Inc.^(a)	870,404
9,032	TerraForm Power, Inc.*(a)(b)(c)	264,963
3,476	TerraForm Power, Inc., Class A(a)	107,339

		4,429,500

Industrial Conglomerates (1.3%):
858	3M Co.(a)	140,987
170,219	Beijing Enterprises Holdings, Ltd.(a)	1,330,826
7,944	Danaher Corp.(a)	680,880
142,156	General Electric Co.(a)	3,592,282
197,000	Keppel Corp., Ltd.(a)	1,314,863
12,446	Koninklijke Philips Electronics NV(a)	361,329
25,119	Siemens AG, Registered Shares(a)	2,848,413

		10,269,580

Insurance (1.8%):
1,398	ACE, Ltd.(a)	160,602
124,400	AIA Group, Ltd.(a)	685,079
8,082	Allstate Corp.(a)	567,761
27,295	American International Group, Inc.(a)	1,528,793
44,805	AXA SA(a)	1,034,718
2,505	Axis Capital Holdings, Ltd.(a)	127,980
4	Berkshire Hathaway, Inc.*(a)	904,000
12,164	Berkshire Hathaway, Inc.*(a)	1,826,424
1,093	Chubb Corp. (The)(a)	113,093
3,178	CNA Financial Corp.^(a)	123,020
102,653	Legal & General Group plc(a)	394,223
4,130	Lincoln National Corp.(a)	238,177
16,385	Marsh & McLennan Cos., Inc.(a)	937,877
14,847	MetLife, Inc.(a)	803,074
22,300	MS&AD Insurance Group Holdings, Inc.(a)	529,755
19,500	NKSJ Holdings, Inc.(a)	490,117
6,067	Prudential Financial, Inc.(a)	548,821
49,043	Prudential plc(a)	1,128,447
1,725	Reinsurance Group of America, Inc.(a)	151,145
35,500	Sony Financial Holdings, Inc.(a)	523,570
46,600	Tokio Marine Holdings, Inc.(a)	1,513,577
15,776	XL Group plc, Class B(a)	542,221

		14,872,474

Internet & Catalog Retail (0.2%):
5,842	Amazon.com, Inc.*(a)	1,813,065

Shares		Fair Value
Common Stocks, continued
Internet Software & Services (2.2%):
30,100	DeNA Co., Ltd.^(a)	$359,673
44,191	eBay, Inc.*(a)	2,479,999
15,437	Facebook, Inc., Class A*(a)	1,204,395
4,936	Google, Inc., Class A*(a)	2,619,338
7,064	Google, Inc., Class C*(a)	3,718,489
63,300	Gree, Inc.^(a)	381,582
28,140	SINA Corp.*(a)	1,052,717
83,283	Twitter, Inc.*^(a)	2,987,361
17,133	Uber Technologies, Inc.*(a)(b)(c)	2,283,315

		17,086,869

IT Services (1.2%):
1,652	Accenture plc, Class A(a)	147,540
523	Alliance Data Systems Corp.*(a)	149,604
3,055	Amdocs, Ltd.(a)	142,531
14,472	Atos Origin SA(a)	1,145,077
2,856	Computer Sciences Corp.(a)	180,071
2,987	Fidelity National Information Services, Inc.(a)	185,791
6,293	International Business Machines Corp.(a)	1,009,649
35,888	MasterCard, Inc., Class A(a)	3,092,111
10,391	Visa, Inc., Class A(a)	2,724,520
52,314	Worldline SA*(a)	1,011,917

		9,788,811

Leisure Products (0.1%):
5,600	Namco Bandai Holdings, Inc.(a)	118,882
24,500	Nikon Corp.^(a)	325,366
22,500	Sega Sammy Holdings, Inc.(a)	288,710
7,700	Yamaha Corp.(a)	114,389

		847,347

Life Sciences Tools & Services (0.5%):
24,519	Agilent Technologies, Inc.(a)	1,003,808
855	Mettler-Toledo International, Inc.*^(a)	258,603
13,897	PerkinElmer, Inc.^(a)	607,716
15,190	Thermo Fisher Scientific, Inc.(a)	1,903,155
4,825	Waters Corp.*(a)	543,874

		4,317,156

Machinery (1.1%):
4,016	CNH Industrial NV(a)	32,366
29,402	Colfax Corp.*^(a)	1,516,262
75,747	Cummins India, Ltd.(a)	1,044,108
1,915	Dover Corp.^(a)	137,344
2,900	Fanuc, Ltd.(a)	478,692
164,090	Haitian International Holdings, Ltd.(a)	344,105
122,000	IHI Corp.(a)	619,538
17,100	Komatsu, Ltd.(a)	379,162
29,000	Kubota Corp.(a)	421,187
129,000	Mitsubishi Heavy Industries, Ltd.(a)	713,381
5,700	Nabtesco Corp.^(a)	136,864
11,448	PACCAR, Inc.(a)	778,578
1,065	Parker Hannifin Corp.^(a)	137,332
13,332	Samsung Heavy Industries Co., Ltd.(a)	239,762

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Machinery, continued
1,000	SMC Corp.(a)	$260,451
14,343	Stanley Black & Decker, Inc.(a)	1,378,075
3,200	THK Co., Ltd.(a)	77,272

		8,694,479

Media (0.8%):
38,908	Comcast Corp., Class A(a)	2,257,053
10,852	DISH Network Corp., Class A*(a)	791,002
33,104	Grupo Televisa SAB*(a)	225,750
14,308	Liberty Broadband Corp., Class C*^(a)	712,825
7,085	Liberty Broadband Corp., Class A*(a)	354,888
45,381	Liberty Media Corp., Class C*(a)	1,589,696
20,948	Liberty Media Corp.*(a)	738,836
17,990	Manchester United plc, Class A*(a)	286,041
101,700	RAI Way SpA*(a)	392,522
2,382	RTL Group(a)	226,333
1,128	Time Warner Cable, Inc.(a)	171,524
2,200	TV Asahi Holdings Corp.(a)	34,736
1,429	Viacom, Inc., Class B(a)	107,532
56,459	Zon Multimedia Servicos de Telecommunicacoes e Multimedia SGPS SA(a)	357,371

		8,246,109

Metals & Mining (2.1%):
177,923	Antofagasta plc(a)	2,065,482
63,228	Barrick Gold Corp.(a)	679,701
40,304	BHP Billiton plc(a)	861,989
53,384	Constellium NV*(a)	877,099
60,918	Eldorado Gold Corp.(a)	371,330
136,556	First Quantum Minerals, Ltd.(a)	1,941,059
145,209	Freeport-McMoRan Copper & Gold, Inc.(a)	3,392,084
76,765	Goldcorp, Inc.(a)	1,421,688
303,956	Platinum Group Metals, Ltd.*(a)	143,931
73,949	Rio Tinto plc(a)	3,406,600
57,449	Southern Copper Corp.^(a)	1,620,062

		16,781,025

Multiline Retail (0.0%):
2,175	Kohl’s Corp.^(a)	132,762
2,073	Macy’s, Inc.^(a)	136,300
2,800	Ryohin Keikaku Co., Ltd.(a)	346,036

		615,098

Multi-Utilities (0.5%):
23,266	CenterPoint Energy, Inc.(a)	545,122
14,815	Dominion Resources, Inc.(a)	1,139,274
41,698	GDF Suez(a)	973,754
67,090	National Grid plc(a)	956,306
7,813	RWE AG(a)	244,580
9,816	Sempra Energy(a)	1,093,110

		4,952,146

Oil, Gas & Consumable Fuels (4.7%):
28,501	Anadarko Petroleum Corp.(a)	2,351,332
19,173	Antero Midstream Partners LP*(a)	527,258

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
112,886	Athabasca Oil Corp.*(a)	$251,722
42,054	BG Group plc(a)	559,701
59,649	Cameco Corp.(a)	978,840
2,987	Chevron Corp.(a)	335,082
3,655	Cimarex Energy Co.(a)	387,430
31,317	CONSOL Energy, Inc.^(a)	1,058,828
23,787	Diamondback Energy, Inc.*^(a)	1,421,987
30,140	Eclipse Resources Corp.*^(a)	211,884
3,818	EOG Resources, Inc.(a)	351,523
4,771	EQT Corp.(a)	361,165
19,714	Gulfport Energy Corp.*(a)	822,862
136,400	INPEX Corp.(a)	1,513,657
27,615	KazMunaiGas Exploration Production JSC, Registered Shares, GDR(a)	400,372
63,925	Lookout, Inc.*(a)(b)(c)	730,222
135,128	Lundin Petroleum AB*^(a)	1,933,490
3,387	Marathon Oil Corp.(a)	95,818
1,960	Marathon Petroleum Corp.(a)	176,910
15,127	Oasis Petroleum, Inc.*^(a)	250,201
154,200	Oil & Natural Gas Corp., Ltd.(a)	830,962
277,414	Ophir Energy plc*(a)	602,282
116,157	Palantir Technologies, Inc.*(a)(b)(c)	931,579
7,669	Parsley Energy, Inc., Class A*^(a)	122,397
71,761	Petroleo Brasileiro SA, Sponsored ADR(a)	523,856
49,178	Phillips 66(a)	3,526,062
4,315	Pioneer Natural Resources Co.(a)	642,288
52,935	Royal Dutch Shell plc, Sponsored ADR(a)	3,543,997
203,628	Statoil ASA(a)	3,570,909
22,665	Stone Energy Corp.*^(a)	382,585
4,475	Suncor Energy, Inc.(a)	142,216
32,673	Talisman Energy, Inc.(a)	255,830
10,686	Tesoro Corp.^(a)	794,504
20,473	Total SA(a)	1,055,447
41,344	Total SA, Sponsored ADR^(a)	2,116,812
47,155	TransCanada Corp.^(a)	2,318,166
3,490	Valero Energy Corp.(a)	172,755

		36,252,931

Paper & Forest Products (0.0%):
3,070	International Paper Co.(a)	164,491

Personal Products (0.2%):
10,433	Beiersdorf AG^(a)	850,841
79,423	Hypermarcas SA*(a)	497,664
2,428	L’Oreal SA(a)	407,582

		1,756,087

Pharmaceuticals (4.2%):
51,662	Abbvie, Inc.(a)	3,380,761
10,955	Actavis, Inc. plc*(a)	2,819,927
4,859	Allergan, Inc.(a)	1,032,975
31,100	Astellas Pharma, Inc.(a)	432,910
22,957	AstraZeneca plc(a)	1,614,727

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
5,926	AstraZeneca plc, Sponsored ADR^(a)	$417,072
18,819	Bristol-Myers Squibb Co.(a)	1,110,886
23,382	Catalent, Inc.*^(a)	651,890
3,501	Eli Lilly & Co.(a)	241,534
59,309	Merck & Co., Inc.(a)	3,368,158
6,239	Mylan, Inc.*(a)	351,692
18,513	Novartis AG, Registered Shares(a)	1,703,108
15,800	Otsuka Holdings Co., Ltd.(a)	473,951
4,641	Perrigo Co. plc(a)	775,790
115,919	Pfizer, Inc.(a)	3,610,876
16,221	Roche Holding AG(a)	4,397,874
6,890	Sanofi-Aventis SA, Sponsored ADR(a)	314,253
26,019	Sanofi-Aventis SA(a)	2,370,983
2,100	Sawai Pharmaceutical Co., Ltd.^(a)	121,003
20,453	Shire plc(a)	1,446,938
460,000	Sino Biopharmaceutical, Ltd.(a)	416,134
25,005	Teva Pharmaceutical Industries, Ltd., Sponsored ADR(a)	1,438,037

		32,491,479

Professional Services (0.1%):
42,526	Qualicorp SA*(a)	444,913

Real Estate Investment Trusts (REITs) (0.4%):
9,828	American Capital Agency Corp.(a)	214,545
7,794	American Tower Corp.(a)	770,437
10,532	Crown Castle International Corp.(a)	828,869
323,539	Fibra UNO Amdinistracion SA(a)	953,695
293,363	TF Administradora Industrial S de RL de C.V.(a)	613,953

		3,381,499

Real Estate Management & Development (1.3%):
74,935	BR Malls Participacoes SA(a)	463,338
649,000	CapitaLand, Ltd.(a)	1,612,926
338,000	China Overseas Land & Investment, Ltd.(a)	997,616
38,000	Daikyo, Inc.*(a)	58,855
4,400	Daito Trust Construction Co., Ltd.(a)	498,276
646,000	Global Logistic Properties, Ltd.(a)	1,208,475
21,000	Nomura Real Estate Holdings, Inc.(a)	360,923
67,467	St. Joe Co. (The)*^(a)	1,240,718
144,000	Sun Hung Kai Properties, Ltd.(a)	2,177,721
180,000	Wharf Holdings, Ltd. (The)(a)	1,292,765

		9,911,613

Road & Rail (0.9%):
16,462	Canadian National Railway Co.^(a)	1,134,396
24,792	CSX Corp.(a)	898,214
28,600	East Japan Railway Co.(a)	2,143,088
14,285	J.B. Hunt Transport Services, Inc.^(a)	1,203,511
25,000	Nippon Express Co., Ltd.(a)	127,167
7,000	Seino Holdings Co., Ltd.(a)	70,426
16,898	Union Pacific Corp.(a)	2,013,059

		7,589,861

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment (0.3%):
12,006	Infineon Technologies AG(a)	$128,702
4,467	KLA-Tencor Corp.^(a)	314,119
19,400	ROHM Co., Ltd.(a)	1,177,169
596	Samsung Electronics Co., Ltd.(a)	716,521
142,000	Taiwan Semiconductor Manufacturing Co., Ltd.(a)	626,646

		2,963,157

Software (1.7%):
86,301	Activision Blizzard, Inc.(a)	1,738,965
2,269	Adobe Systems, Inc.*(a)	164,956
2,045	Check Point Software Technologies, Ltd.*(a)	160,676
11,900	Electronic Arts, Inc.*(a)	559,479
53,300	Gungho Online Enetertainment, Inc.^(a)	194,328
1,734	Intuit, Inc.(a)	159,857
44,916	Microsoft Corp.(a)	2,086,348
16,800	Nexon Co., Ltd.(a)	156,673
10,200	Nintendo Co., Ltd.(a)	1,063,234
80,656	Oracle Corp.(a)	3,627,101
9,978	SAP AG(a)	705,416
3,800	Trend Micro, Inc.^(a)	103,985
23,266	UbiSoft Entertainment SA*(a)	425,895
45,940	Veeva Systems, Inc., Class A*^(a)	1,213,275
4,253	VMware, Inc., Class A*^(a)	350,958

		12,711,146

Specialty Retail (0.2%):
2,400	Autobacs Seven Co., Ltd.(a)	34,177
2,044	Lowe’s Cos., Inc.(a)	140,627
15,800	Sanrio Co., Ltd.^(a)	393,046
800	Shimamura Co., Ltd.^(a)	68,938
296,000	Yamada Denki Co., Ltd.^(a)	988,125
222,760	Zhongsheng Group Holdings, Ltd.^(a)	200,913

		1,825,826

Technology Hardware, Storage & Peripherals (0.2%):
2,278	Apple, Inc.(a)	251,446
211,000	NEC Corp.(a)	615,231
1,630	Samsung SDI Co., Ltd.(a)	169,489
2,448	Seagate Technology plc(a)	162,792
2,403	Western Digital Corp.(a)	266,012

		1,464,970

Textiles, Apparel & Luxury Goods (0.4%):
52,300	Coach, Inc.(a)	1,964,388
255	Hermes International SA(a)	91,046
8,056	Lululemon Athletica, Inc.*^(a)	449,444
4,361	LVMH Moet Hennessy Louis Vuitton SA(a)	689,541

		3,194,419

Tobacco (0.1%):
5,733	Philip Morris International, Inc.(a)	466,953

Trading Companies & Distributors (0.7%):
16,891	Fastenal Co.^(a)	803,336
68,000	Mitsubishi Corp.(a)	1,247,320

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Common Stocks, continued
Trading Companies & Distributors, continued
197,900	Mitsui & Co., Ltd.(a)	$2,646,002
67,600	Sumitomo Corp.(a)	694,435

		5,391,093

Transportation Infrastructure (0.0%):
615,711	Delta Topco, Ltd.*(a)(b)(c)	365,178
4,000	Kamigumi Co., Ltd.(a)	35,580
16,337	Novorossiysk Commercial Sea Trade Port JSC, Registered Shares, GDR(a)	32,395

		433,153

Water Utilities (0.1%):
14,148	American Water Works Co., Inc.(a)	754,088

Wireless Telecommunication Services (0.5%):
27,132	America Movil SAB de C.V., Series L, Sponsored ADR^(a)	601,788
341,400	Axiata Group Berhad(a)	687,886
105,029	Far EasTone Telecommunications Co., Ltd.(a)	241,816
14,300	KDDI Corp.(a)	894,904
9,900	NTT DoCoMo, Inc.(a)	144,942
73,000	Taiwan Mobile Co., Ltd.(a)	241,094
156,902	Vodafone Group plc(a)	537,552
15,162	Vodafone Group plc, Sponsored ADR(a)	518,086

		3,868,068

Total Common Stocks (Cost $396,539,998)		422,648,074

Preferred Stocks (1.8%):
Auto Components (0.3%):
61,095	Mobileye N.V., Series F, Preferred Shares*(a)(b)(c)	2,354,112

Automobiles (0.2%):
8,234	Volkswagen AG, Preferred Shares(a)	1,839,026

Banks (0.9%):
26,482	Citigroup Capital XIII, Preferred Shares^(a)	703,891
176,000	Deutsche Bank Capital Funding Trust VII, Preferred Shares(a)(d)	179,186
32,500	GMAC Capital Trust I, Preferred Shares(a)	857,349
15,683	HSBC Holdings plc, Series 2, Preferred Shares(a)	416,697
38,941	Itau Unibanco Holding SA, Preferred Shares(a)	507,060
21,833	RBS Capital Fund Trust V, Series E, Preferred Shares(a)	530,542
27,501	RBS Capital Funding Trust VII, Series G, Preferred Shares(a)	670,749
12,375	Royal Bank of Scotland Group plc, Series M, Preferred Shares, Sponsored ADR^(a)	305,168
9,710	Royal Bank of Scotland Group plc, Series Q, Preferred Shares, Sponsored ADR(a)	246,149
14,719	Royal Bank of Scotland Group plc, Series T, Preferred Shares, Sponsored ADR(a)	375,187
14,159	U.S. Bancorp, Series F, Preferred Shares^(a)	416,983

Shares		Fair Value
Preferred Stocks, continued
Banks, continued
7,409	U.S. Bancorp, Series G, Preferred Shares(a)	$200,932
541,000	USB Capital IX, Preferred Shares(a)	435,505

		5,845,398

Diversified Financial Services (0.0%):
41,670	Fannie Mae, Series S, Preferred Shares(a)	161,263

Food & Staples Retailing (0.0%):
10,967	Companhia Brasileira de Destribuicao Grupo Pao de Acucar, Series A, Preferred Shares(a)	407,073

Health Care Providers & Services (0.0%):
186,439	Invitae Corp., Series F(a)(b)(c)	372,878

Machinery (0.0%):
2,123	Stanley Black & Decker, Inc., Preferred Shares^(a)	249,962

Multi-Utilities (0.0%):
7,500	Dominion Resources, Inc., Preferred Shares(a)	390,075

Real Estate Investment Trusts (REITs) (0.2%):
2,976	American Tower Corp., Series A, Preferred Shares(a)	342,121
13,044	Health Care REIT, Inc., Series I, Preferred Shares(a)	861,311

		1,203,432

Real Estate Management & Development (0.0%):
15,600	Forestar Group, Inc., Preferred Shares(a)	331,188

Semiconductors & Semiconductor Equipment (0.2%):
1,918	Samsung Electronics Co., Ltd., Preferred Shares(a)	1,794,913

Total Preferred Stocks (Cost $12,663,433)		14,949,320

Warrants (0.0%):
Paper & Forest Products (0.0%):
157,250	TFS Corp., Ltd.*(a)(d)	96,646

Real Estate Management & Development (0.0%):
11,666	Sun Hung Kai Properties, Ltd.*(a)	29,489

Total Warrants (Cost $—)		126,135

Convertible Preferred Stocks (0.3%):
Aerospace & Defense (0.0%):
5,063	United Technologies Corp., 0.49%(a)	310,514

Banks (0.0%):
272	Wells Fargo & Co., Series L, Class A, 0.02%(a)	330,480

Electric Utilities (0.1%):
10,884	NextEra Energy, Inc., 0.33%(a)	746,098

Metals & Mining (0.0%):
11,422	Cliffs Natural Resources, Inc., Series A, 4.18%(a)	76,527

Real Estate Investment Trusts (REITs) (0.2%):
8,784	Crown Castle International Corp., Series A(a)	904,665

Total Convertible Preferred Stocks (Cost $2,318,154)		2,368,284

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Right (0.0%):
Media (0.0%):
4,279	Liberty Broadband Corp.*(a)	$40,651

Total Right (Cost $—)		40,651

Convertible Bonds (2.0%):
Automobiles (0.1%):
$800,000	Volkswagen International Finance NV, 5.50%, 11/9/15+(a)(d)	1,070,525

Banks (0.1%):
753,000	JPMorgan Chase & Co., Series Q, 5.15%, 12/31/49, Callable 5/1/23 @ 100, Perpetual Bond^(a)(e)	709,326

Biotechnology (0.4%):
143,000	BioMarin Pharmaceutical, Inc., 0.75%, 10/15/18(a)	168,114
155,000	BioMarin Pharmaceutical, Inc., 1.50%, 10/15/20^(a)	189,972
244,000	Cubist Pharmaceuticals, Inc., 2.50%, 11/1/17(a)	845,308
331,000	Gilead Sciences, Inc., Series D, 1.63%, 5/1/16(a)	1,369,925

		2,573,319

Energy Equipment and Services (0.0%):
191,000	Suzlon Energy, Ltd., Series SUEL, 3.25%, 7/16/19, Callable 1/16/15 @ 100.85(a)(d)(e)	173,170

Food & Staples Retailing (0.1%):
500,000	Olam International, Ltd., 6.00%, 10/15/16(a)(d)	527,500

Food Products (0.0%):
400,000	REI Agro, Ltd., Registered Shares, 5.50%, 11/13/14(a)(b)(f)	39,000

Health Care Providers & Services (0.1%):
80,000	Brookdale Senior Living, Inc., 2.75%, 6/15/18(a)	108,950
463,000	WellPoint, Inc., 2.75%, 10/15/42(a)	796,939

		905,889

Internet Software & Services (0.0%):
380,000	SINA Corp., 1.00%, 12/1/18, Callable 12/1/16 @ 100(a)	350,313
375,000	Twitter, Inc., 1.00%, 9/15/21(a)(d)	326,719

		677,032

Oil, Gas & Consumable Fuels (0.2%):
886,000	Cobalt International Energy, Inc., 2.63%, 12/1/19(a)	534,923
1,111,000	Cobalt International Energy, Inc., 3.13%, 5/15/24^(a)	746,453
70,000	Dana Gas Sukuk, Ltd., 7.00%, 10/31/17(a)	61,600

		1,342,976

Pharmaceuticals (0.2%):
402,000	Mylan, Inc., 3.75%, 9/15/15(a)	1,698,952

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Convertible Bonds, continued
Real Estate Management & Development (0.3%):
$750,000	CapitaLand, Ltd., 2.10%, 11/15/16+(a)(d)	$566,337
1,500,000	CapitaLand, Ltd., Series CAPL, 2.95%, 6/20/22, Callable 6/20/17 @ 100+(a)(d)	1,137,998
500,000	CapitaLand, Ltd., 1.95%, 10/17/23, Callable 10/17/18 @ 100+(a)(d)	381,994
250,000	CapitaLand, Ltd., 1.95%, 10/17/23, Callable 10/17/18 @ 100+(a)(d)	190,997
406,000	Forest City Enterprises, Inc., 4.25%, 8/15/18(a)	463,348

		2,740,674

Semiconductors & Semiconductor Equipment (0.1%):
246,000	Intel Corp., 3.25%, 8/1/39(a)	427,733

Software (0.1%):
420,000	Salesforce.com, Inc., 0.25%, 4/1/18(a)	478,538
428,000	Take-Two Interactive Software, Inc., 1.75%, 12/1/16(a)	647,350

		1,125,888

Wireless Telecommunication Services (0.3%):
500,000	Telecom Italia Finance SA, Registered Shares, 6.13%, 11/15/16+(a)(d)	709,005
300,000	Telefonica SA, Series TIT, 6.00%, 7/24/17+(a)	372,772
900,000	Telefonica SA, Series TEF, 4.90%, 9/25/17+(a)(d)	1,094,905

		2,176,682

Total Convertible Bonds (Cost $15,152,025)		16,188,666

Floating Rate Loans (1.0%):
Biotechnology (0.2%):
1,609,718	Grifols Worldwide Operations USA, 3.17%, 3/3/21(a)(e)	1,585,572

Construction & Engineering (0.1%):
304,147	Autobahn Tank & Rast Holding GmbH, 3.33%, 12/10/18(a)(e)	366,919
122,640	Autobahn Tank & Rast Holding GmbH, 3.58%, 12/10/19(a)(e)	147,479

		514,398

Energy Equipment & Services (0.2%):
377,055	Drillships Financing Holdings, Inc., 6.00%, 3/31/21(a)(e)	293,869
478,006	Drillships Ocean Ventures, Inc., 5.50%, 7/9/21(a)(e)	382,405
405,533	Fieldwood Energy LLC, 9.38%, 9/20/20(a)(e)	294,518
1,299,698	Seadrill, Ltd., 4.00%, 2/21/21(a)(e)	1,005,317

		1,976,109

Hotels, Restaurants & Leisure (0.2%):
1,728,577	Hilton Worldwide Finance LLC, 3.50%, 10/25/20(a)(e)	1,706,244

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Floating Rate Loans, continued
Media (0.2%):
$292,000	AP One Channel Center Owner LP, Series 4814, 5.00%, 7/15/19(a)(e)	$292,000
472,000	Charter Communications Operating LLC, 4.25%, 8/12/21(a)(e)	474,657
722,088	Univision Communications, Inc., 4.00%, 3/1/20(a)(e)	705,120
389,246	Univision Communications, Inc., 4.00%, 3/1/20(a)(e)	380,098

		1,851,875

Oil, Gas & Consumable Fuels (0.1%):
104,864	Sheridan Production Partners, 4.25%, 12/2/20(a)(e)	82,843
753,671	Sheridan Production Partners, 4.25%, 12/2/20(a)(e)	595,399
39,120	Sheridan Production Partners, 4.25%, 12/2/20(a)(e)	30,905

		709,147

Pharmaceuticals (0.0%):
188,674	Mallinckrodt International Finance SA, 3.25%, 2/24/21(a)(e)	184,806

Total Floating Rate Loans (Cost $9,380,783)		8,528,151

Corporate Bonds (2.3%):
Automobiles (0.1%):
620,000	General Motors Financial Co., Inc., 3.50%, 7/10/19^(a)	633,096

Banks (0.4%):
307,000	Bank of America Corp., 1.32%, 3/22/18, MTN(a)(e)	309,243
385,000	Bank of America Corp., 2.60%, 1/15/19(a)	387,994
430,000	CIT Group, Inc., 4.75%, 2/15/15(a)(d)	430,323
410,000	HSBC USA, Inc., 1.63%, 1/16/18(a)	408,421
290,000	JPMorgan Chase & Co., 6.13%, 6/27/17(a)	319,997
1,565,000	JPMorgan Chase & Co., Series X, 6.10%, 10/29/49, Callable 10/1/24 @ 100(a)(e)	1,561,087

		3,417,065

Beverages (0.0%):
258,000	Anheuser-Busch InBev NV Worldwide, Inc., 1.38%, 7/15/17(a)	257,771

Capital Markets (0.5%):
1,258,000	Ford Motor Credit Co. LLC, 1.72%, 12/6/17(a)	1,244,999
408,000	Ford Motor Credit Co. LLC, 2.38%, 1/16/18^(a)	410,364
395,000	Ford Motor Credit Co. LLC, 5.00%, 5/15/18(a)	429,186
662,000	Goldman Sachs Group, Inc. (The), Series L, 5.70%, 12/29/49, Callable 5/10/19 @ 100^(a)(e)	669,613
361,000	Merrill Lynch & Co., 6.88%, 4/25/18, MTN(a)	414,637

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Capital Markets, continued
$268,000	Morgan Stanley, Series G, 7.30%, 5/13/19(a)	$317,887
489,000	Morgan Stanley, Series H, 5.45%, 12/29/49, Callable 7/15/19 @ 100^(a)(e)	489,880

		3,976,566

Communications Equipment (0.0%):
110,000	Hughes Satellite Systems Corp., 7.63%, 6/15/21(a)	121,000

Consumer Finance (0.2%):
578,000	Ally Financial, Inc., 2.75%, 1/30/17^(a)	576,197
431,000	Ally Financial, Inc., 3.50%, 1/27/19^(a)	425,828
370,000	Synchrony Financial, 3.75%, 8/15/21, Callable 6/15/21 @ 100(a)	377,951

		1,379,976

Diversified Financial Services (0.3%):
558,000	Bank of America Corp., 2.00%, 1/11/18, MTN(a)	557,576
298,000	Citigroup, Inc., Series A, 5.95%, 12/29/49, Callable 1/30/23 @ 100^(a)(e)	293,530
272,000	General Electric Capital Corp., Series A, 5.55%, 5/4/20, MTN(a)	312,603
600,000	General Electric Capital Corp., Series B, 6.25%, 12/15/49, Callable 12/15/22 @ 100^(a)(e)	653,251
420,000	General Electric Capital Corp., 6.38%, 11/15/67, Callable 11/15/17 @ 100(a)(e)	450,450
222,000	Hyundai Capital America, Inc., 2.13%, 10/2/17(a)(d)	223,082

		2,490,492

Health Care Equipment & Supplies (0.1%):
820,000	Medtronic, Inc., 3.15%, 3/15/22(a)(d)	830,394

IT Services (0.0%):
130,000	SunGard Data Systems, Inc., 7.38%, 11/15/18, Callable 2/9/15 @ 105.53(a)	135,200

Media (0.1%):
245,000	Cablevision Systems Corp., 5.88%, 9/15/22^(a)	248,063
200,000	NBCUniversal Enterprise, Inc., 5.25%, 12/31/99, Callable 3/19/21 @ 100(a)(d)	207,500

		455,563

Oil, Gas & Consumable Fuels (0.2%):
399,000	Chesapeake Energy Corp., 3.48%, 4/15/19, Callable 4/15/15 @ 101(a)(e)	391,020
325,000	Reliance Holdings USA, Inc., 4.50%, 10/19/20(a)(d)	339,608
250,000	Reliance Holdings USA, Inc., 5.40%, 2/14/22(a)(d)	270,827
270,000	Sabine Pass Liquefaction LLC, 5.63%, 4/15/23^(a)	264,600

		1,266,055

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Pharmaceuticals (0.2%):
$475,000	Forest Laboratories, Inc., 4.38%, 2/1/19(a)(d)	$501,776
331,000	Forest Laboratories, Inc., 5.00%, 12/15/21, Callable 9/16/21 @ 100(a)(d)	358,415
513,000	Mylan, Inc., 2.55%, 3/28/19^(a)	511,030

		1,371,221

Real Estate Investment Trusts (REITs) (0.0%):
162,000	American Tower Corp., 3.40%, 2/15/19^(a)	164,887

Specialty Retail (0.0%):
393,000	Best Buy Co., Inc., 5.00%, 8/1/18(a)	406,509

Technology Hardware, Storage & Peripherals (0.0%):
238,000	Xerox Corp., 6.35%, 5/15/18^(a)	269,111

Thrifts & Mortgage Finance (0.0%):
365,000	Capital One Bank USA NA, Series BNKT, 2.15%, 11/21/18, Callable 10/21/18 @ 100(a)	363,095

Transportation Infrastructure (0.1%):
516,343	Delta Topco, Ltd., 10.00%, 11/24/60(a)(b)(c)	518,360

Wireless Telecommunication Services (0.1%):
1,070,000	AT&T, Inc., 2.38%, 11/27/18^(a)	1,078,288

Total Corporate Bonds (Cost $19,006,304)		19,134,649

Foreign Bonds (8.7%):
Banks (0.2%):
610,000	Lloyds TSB Bank plc , Series E, 13.00%, 1/29/49, Callable 1/21/29 @ 100+(a)(e)	1,619,378

Metals & Mining (0.0%):
270,000	Constellium NV , 7.00%, 1/15/23, Callable 1/15/18 @ 105.25+(a)(d)	312,791

Sovereign Bonds (8.5%):
5,769,000	Australian Government , Series 122, 5.25%, 3/15/19+(a)	5,284,244
10,510,000	Australian Government , Series 143, 2.75%, 10/21/19+(a)	8,765,953
3,022,000	Brazil Nota do Tesouro Nacional , Series NTNF, 0.32%, 1/1/17+(a)(g)(h)	1,083,288
2,547,000	Brazil Nota do Tesouro Nacional , Series NTNF, 1.86%, 1/1/21+(a)(g)(h)	865,774
8,588,000	Government of Poland , 5.75%, 10/25/21+(a)	2,948,779
24,694,000,000	Indonesia Government , Series FR69, 7.88%, 4/15/19+(a)	2,007,135
6,272,000,000	Indonesia Government , Series FR70, 8.38%, 3/15/24+(a)	525,622
150,000,000	Japan Treasury Discount Bill , Series 482, 0.00%, 1/8/15+(a)(g)	1,252,505
160,000,000	Japan Treasury Discount Bill , Series 499, 0.00%, 2/4/15+(a)(g)	1,336,005
80,000,000	Japan Treasury Discount Bill , Series 478, 0.00%, 3/10/15+(a)(g)	667,969
160,000,000	Japan Treasury Discount Bill , Series 500, 0.00%, 3/23/15+(a)(g)	1,336,005

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bonds, continued
$49,273,000	Mexican Bonos Desarr , 8.00%, 12/7/23+(a)(e)(i)	$3,839,063
96,411,800	Mexican Bonos Desarr , Series M 20, 10.00%, 12/5/24+(a)(e)(i)	8,561,039
220,707,000	Mexican Cetes , Series BI, 0.00%, 1/22/15+(a)(i)	1,494,024
74,245,400	Mexican Cetes , Series BI, 0.00%, 2/5/15+(a)(i)	501,988
117,581,800	Mexican Cetes , Series BI, 0.00%, 2/19/15+(a)(i)	794,156
198,377,600	Mexican Cetes , Series BI, 0.00%, 3/5/15+(a)(i)	1,338,028
225,021,200	Mexican Cetes , Series BI, 0.00%, 3/19/15+(a)(i)	1,515,798
150,698,400	Mexican Cetes , Series BI, 0.00%, 4/1/15+(a)(i)	1,014,059
115,860,000	Mexican Cetes , Series BI, 0.00%, 4/16/15+(a)(i)	778,647
152,284,900	Mexican Cetes , Series BI, 0.00%, 4/30/15+(a)(i)	1,022,225
235,914,000	Mexican Cetes , Series BI, 0.00%, 5/28/15+(a)(i)	1,580,010
231,730,000	Mexican Cetes , Series BI, 0.00%, 6/11/15+(a)(i)	1,549,318
2,278,000	New Zealand Government , Series 319, 5.00%, 3/15/19+(a)	1,875,365
4,019,000	Nota do Tesouro Nacional , Series NTNB, 0.00%, 5/15/23+(a)(h)	3,801,374
4,555,000	Nota do Tesouro Nacional , Series NTNF, 0.97%, 1/1/25+(a)(g)(h)	1,501,011
7,328,000	Poland Government Bond , Series 1020, 5.25%, 10/25/20+(a)	2,408,414
6,124,618	United Kingdom Treasury , 2.25%, 9/7/23+(a)(d)	10,000,895

		69,648,693

Total Foreign Bonds (Cost $76,543,041)		71,580,862

Yankee Dollars (2.6%):
Banks (0.7%):
275,000	Banco Estado Chile, 2.03%, 4/2/15(a)	276,035
450,000	Banco Santander Chile SA, 2.11%, 6/7/18(a)(d)(e)	455,625
1,172,000	BNP Paribas SA, 2.40%, 12/12/18^(a)	1,183,159
253,000	Export-Import Bank of Korea, 2.88%, 9/17/18(a)	259,640
1,275,000	HSBC Holdings plc, 6.38%, 12/29/49, Callable 9/17/24 @ 100^(a)(e)	1,287,750
221,000	Intesa Sanpaolo SpA, 3.88%, 1/16/18^(a)	230,095
1,065,000	Intesa Sanpaolo SpA, 3.88%, 1/15/19(a)	1,102,694
200,000	Lloyds Bank plc, 2.30%, 11/27/18(a)	201,889
250,000	Rabobank Nederland, 3.95%, 11/9/22(a)	254,657
553,000	State Bank of India, 3.62%, 4/17/19(a)(d)	560,783

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Banks, continued
$460,000	Sumitomo Mitsui Banking Corp., 2.45%, 1/10/19(a)	$462,082
366,000	UBS AG Stamford CT, 2.38%, 8/14/19(a)	365,978

		6,640,387

Capital Markets (0.2%):
501,340	Dana Gas Sukuk, Ltd., 9.00%, 10/31/17, Callable 10/13/17 @ 103(a)(d)	451,206
1,098,330	Dana Gas Sukuk, Ltd., 7.00%, 10/31/17(a)(d)	966,530

		1,417,736

Diversified Financial Services (0.1%):
400,000	CSG Guernsey I, Ltd., Registered Shares, 7.88%, 2/24/41, Callable 8/24/16 @ 100(a)(d)(e)	424,000
400,000	Odebrecht Finance, Ltd., 4.38%, 4/25/25(a)(d)	343,000

		767,000

Diversified Telecommunication Services (0.1%):
489,000	Intelsat Jackson Holdings SA, 7.50%, 4/1/21, Callable 4/1/15 @ 103.75(a)	523,230

Electric Utilities (0.0%):
85,000	Empresa Distribuidora Y Comercializadora Norte SA, 9.75%, 10/25/22, Callable 10/25/18 @ 104.88(a)(d)	59,415

Government (0.0%):
178,000	Provincia de Buenos Aires, 10.88%, 1/26/21(a)(d)	161,980

Industrial Conglomerates (0.1%):
400,000	Hutchison Whampoa International 11, Ltd., 3.50%, 1/13/17(a)(d)	414,424

Internet & Catalog Retail (0.2%):
470,000	Alibaba Group Holding, Ltd., 3.13%, 11/28/21, Callable 9/28/21 @ 100(a)(d)	464,349
725,000	Alibaba Group Holding, Ltd., 3.60%, 11/28/24, Callable 8/28/24 @ 100(a)(d)	719,086

		1,183,435

Media (0.0%):
200,000	Unitymedia Hessen, 5.50%, 1/15/23, Callable 1/15/18 @ 103(a)(d)	209,000

Oil Gas & Consumable Fuels (0.0%):
229,000	Petrobras International Finance Co., 5.38%, 1/27/21(a)	212,185

Oil, Gas & Consumable Fuels (0.3%):
240,000	Bumi Investment Pte, Ltd., 10.75%, 10/6/17, Callable 2/23/15 @ 105.38(a)(d)(f)	53,400
1,102,000	Petrobras Global Finance BV, 2.37%, 1/15/19(a)(e)	977,562
533,000	Petrobras Global Finance BV, 6.25%, 3/17/24^(a)	507,171

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Oil, Gas & Consumable Fuels, continued
$469,000	YPF SA, 8.88%, 12/19/18^(a)(d)	$484,993
283,000	YPF SA, 8.75%, 4/4/24(a)(d)	287,599

		2,310,725

Paper & Forest Products (0.1%):
425,000	TFS Corp., Ltd., 11.00%, 7/15/18, Callable 7/15/15 @ 108(a)(d)	450,500

Real Estate Investment Trusts (REITs) (0.1%):
516,000	Trust F/1401, 5.25%, 12/15/24(a)(d)	531,532

Real Estate Management & Development (0.0%):
200,000	Sun Hung Kai Properties, Ltd., Series E, 4.50%, 2/14/22(a)(d)	212,822

Road & Rail (0.0%):
495,000	Inversiones Alsacia SA, 0.00%, 8/18/18(a)(k)	—
388,779	Inversiones Alsacia SA, 8.00%, 12/31/18, Callable 1/23/15 @ 100(a)(d)	283,809
173,000	Viterra, Inc., 5.95%, 8/1/20(a)(d)	191,002

		474,811

Sovereign Bonds (0.6%):
243,000	Federal Republic of Brazil, 4.88%, 1/22/21(a)	258,188
1,583,590	Republic of Argentina, Series X, 2.46%, 4/17/17(a)(g)	1,520,247
949,310	Republic of Argentina, 0.93%, 5/7/24(a)(g)	925,577
101,000	Republic of Colombia, 7.38%, 1/27/17(a)	111,858
178,000	Republic of Hungary, 4.75%, 2/3/15(a)	178,417
534,000	Republic of Hungary, 4.13%, 2/19/18(a)	553,800
1,028,000	Republic of Turkey, 6.75%, 4/3/18(a)	1,143,650

		4,691,737

Tobacco (0.0%):
375,000	B.A.T. International Finance plc, 2.13%, 6/7/17(a)(d)	378,485

Wireless Telecommunication Services (0.1%):
200,000	Colombia Telecomm SA ESP, 5.38%, 9/27/22, Callable 9/27/17 @ 102.69(a)(d)	195,000
572,000	Telecom Italia SpA, 5.30%, 5/30/24(a)(d)	579,150

		774,150

Total Yankee Dollars (Cost $21,711,149)		21,413,554

U.S. Government Agency Mortgage (0.1%):
768,000	Federal National Mortgage Association, 3.00%, 1/25/45(a)	776,880

Total U.S. Government Agency Mortgage (Cost $768,360)		776,880

U.S. Treasury Obligations (23.1%):
U.S. Treasury Bills (17.6%)
4,230,000	0.01%, 1/2/15(a)(g)	4,230,000
15,000,000	0.02%, 1/8/15(a)(g)	14,999,969
10,507,000	0.02%, 1/15/15(a)(g)	10,506,905
2,000,000	0.02%, 1/22/15(a)(g)	1,999,966
1,521,000	0.00%, 2/5/15(a)(g)	1,520,964
12,500,000	0.04%, 2/12/15(a)(g)	12,499,750
34,484,000	0.02%, 2/19/15(a)(g)	34,483,206

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Bills, continued
$12,000,000	0.03%, 2/26/15(a)(g)	$11,999,628
13,000,000	0.03%, 3/5/15(a)(g)	12,999,610
8,000,000	0.02%, 3/12/15(a)(g)	7,999,616
2,715,000	0.02%, 3/19/15(a)(g)	2,714,886
4,000,000	0.04%, 3/26/15(a)(g)	3,999,840
3,000,000	0.04%, 4/2/15(a)(g)	2,999,700
5,000,000	0.03%, 4/9/15(a)(g)	4,999,630
7,250,000	0.06%, 5/14/15(a)(g)	7,248,601
8,500,000	0.06%, 5/21/15(a)(g)	8,498,113

		143,700,384

U.S. Treasury Notes (5.5%)
3,956,800	0.25%, 3/31/15(a)	3,958,193
1,940,000	0.25%, 7/31/15(j)	1,941,364
4,037,300	1.25%, 10/31/18(a)	4,011,122
5,250,000	1.63%, 7/31/19(a)	5,258,201
4,376,800	1.63%, 8/31/19(a)	4,381,588
5,647,500	2.25%, 4/30/21(a)	5,763,539
7,527,500	2.00%, 5/31/21(a)	7,565,138
6,847,700	2.38%, 8/15/24(a)	6,974,492
5,459,700	2.25%, 11/15/24(a)	5,496,384

		45,350,021

Total U.S. Treasury Obligations (Cost $188,683,250)		189,050,405

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Purchased Options (1.3%):
Total Purchased Options (Cost $8,743,630)		$10,448,717

Exchange Traded Funds (0.7%):
4,500	ETFS Platinum Trust(j)	526,725
5,330	ETFS Physical Palladium Shares(j)	413,022
112,395	iShares Gold Trust(j)	1,285,799
28,438	SPDR Gold Trust(j)	3,229,988

Total Exchange Traded Fund (Cost $6,514,097)		5,455,534

Securities Held as Collateral for Securities on Loan (5.6%):
45,894,168	Allianz Variable Insurance Products Securities Lending Collateral Trust(m)	45,894,168

Total Securities Held as Collateral for Securities on Loan (Cost $45,894,168)		45,894,168

Unaffiliated Investment Companies (3.4%):
872,166	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(g) (l)	872,166
27,000,708	Goldman Sachs Financial Square Federal Fund, Institutional Shares, 0.01%(g)	27,000,708

Total Unaffiliated Investment Company (Cost $27,872,874)		27,872,874

Total Investment Securities (Cost $831,791,266)(n) — 104.6%		856,476,924
Net other assets (liabilities) — (4.6)%		(38,042,110)

Net Assets — 100.0%		$818,434,814

Percentages indicated are based on net assets as of December 31, 2014.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JPY—Notional amount stated is in Japanese Yen.

MTN—Medium Term Note

SPDR—Standard & Poor’s Depository Receipts

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2014. The total value of securities on loan as of December 31, 2014, was $44,326,021.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	These securities are held by the AZL BlackRock Global Allocation Fund (the “VIP Subsidiary”).

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2014, these securities represent 1.06% of the net assets of the fund.

(c)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2014. The total of all such securities represent 1.05% of the net assets of the fund.

(d)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(e)	Variable rate security. The rate presented represents the rate in effect at December 31, 2014. The date presented represents the final maturity date.

(f)	Defaulted bond.

(g)	The rate represents the effective yield at December 31, 2014.

(h)	Principal amount is stated in 1,000 Brazilian Real Units.

(i)	Principal amount is stated in 100 Mexican Peso Units.

(j)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund, Ltd. (the “Cayman Subsidiary”).

(k)	Escrow security due to bankruptcy.

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

(l)	All or a portion of these securities are held by the VIP Subsidiary.

(m)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2014.

(n)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2014:

Country	Percentage
Argentina	0.5%
Australia	2.1%
Belgium	—	%NM
Bermuda	0.1%
Brazil	1.3%
Canada	1.3%
Cayman Islands	0.5%
Chile	0.1%
China	0.1%
Colombia	—	%NM
Cyprus	—	%NM
Denmark	—	%NM
European Community	0.1%
France	2.5%
Germany	1.3%
Guernsey	0.1%
Hong Kong	0.9%
Hungary	0.1%
India	0.5%
Indonesia	0.4%
Ireland (Republic of)	0.4%
Israel	0.2%
Italy	0.7%
Japan	8.4%
Jersey	0.2%

Country	Percentage
Kazakhstan	0.1%
Korea, Republic Of	0.3%
Luxembourg	0.2%
Malaysia	0.2%
Mexico	3.2%
Netherlands	1.9%
New Zealand	0.2%
Norway	0.4%
Poland	0.6%
Portugal	—	%NM
Republic of Korea (South)	0.2%
Russian Federation	—	%NM
Singapore	1.0%
South Africa	0.1%
Spain	0.3%
Sweden	0.3%
Switzerland	1.8%
Taiwan	0.2%
Thailand	0.1%
Turkey	0.1%
United Arab Emirates	0.1%
United Kingdom	5.0%
United States	61.9%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

Securities Sold Short (-0.1%):(a)

Security Description	Proceeds Received	Fair Value	Unrealized Appreciation/ Deprecation
Avery Dennison Corp.	$(383,876)	$(394,392)	$(10,516)
Campbell Soup Co.	(152,034)	(154,440)	(2,406)
Mead Johnson Nutrition Co.	(462,551)	(468,315)	(5,764)

	$(998,461)	$(1,017,147)	$(18,686)

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Futures Contracts

Cash of $14,053,643 has been segregated to cover margin requirements for the following open contracts as of December 31, 2014:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures (U.S. Dollar)(a)	Short	3/20/15	(135)	$(13,853,700)	$(124,563)
DJ EURO STOXX 50 March Futures (Euro)(a)	Long	3/23/15	14	530,689	512
Tokyo Price Index March Futures (Japanese Yen)(a)	Long	3/12/15	27	3,173,221	(68,119)
ASX SPI 200 Index March Futures (Australian Dollar)(a)	Long	3/20/15	1	109,840	4,550
S&P 500 Index E-Mini March Futures (U.S. Dollar)	Long	3/20/15	236	24,218,320	394,753
FTSE 100 Index March Futures (British Pounds)(a)	Long	3/23/15	2	203,294	6,988
S&P/Toronto Stock Exchange 60 Index March Futures (Canadian Dollar)(a)	Long	3/19/15	1	146,638	8,333
CAC 40 10 Euro January Futures (Euro)(a)	Long	1/16/15	3	155,243	1,564
U.S. Treasury 10-Year Note March Futures (U.S. Dollar)	Long	3/20/15	129	16,356,797	88,273
German Stock Index March Futures (Euro)(a)	Long	3/20/15	3	893,229	26,461
NASDAQ 100 E-Mini March Futures (U.S. Dollar)(a)	Long	3/20/15	2	169,310	5,967
NIKKEI 225 Index March Futures (Japanese Yen)(a)	Long	3/12/15	60	4,336,172	23,759

Total					$368,478

Option Contracts(a)

Over-the-counter options purchased as of December 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Fair Value
Abbvie, Inc.	Barclays Bank	Call	USD	55.00	06/19/15	36,800	$417,774
Aetna, Inc.	Barclays Bank	Call	USD	80.00	06/19/15	30,000	332,207
Anadarko Petroleum Corp.	Barclays Bank	Call	USD	85.00	02/20/15	30,275	109,172
Anadarko Petroleum Corp.	Citigroup Global Markets	Call	USD	85.00	02/20/15	8,325	30,020
Anadarko Petroleum Corp.	Deutsche Bank	Call	USD	95.00	02/20/15	30,975	33,339
Apache Corp.	Citigroup Global Markets	Call	USD	110.00	01/16/15	10,800	2
Bank of America Corp.	Goldman Sachs	Call	USD	20.00	01/15/16	58,700	48,155
Citigroup, Inc.	Goldman Sachs	Call	USD	70.00	01/15/16	40,400	27,931
Coach, Inc.	Bank of America	Call	USD	60.00	02/20/15	13,282	10
Coca-Cola Co. (The)	Deutsche Bank	Call	USD	45.00	01/16/15	59,130	3,222
Delphi Automotive plc	Morgan Stanley	Call	USD	72.50	01/16/15	1,900	2,776
Devon Energy Corp.	Citigroup Global Markets	Call	USD	75.00	04/17/15	14,652	12,939
Devon Energy Corp.	Barclays Bank	Call	USD	75.00	04/17/15	14,653	12,940
Electronic Arts, Inc.	Citigroup Global Markets	Call	USD	37.00	01/16/15	17,554	176,701
EQT Corp.	Deutsche Bank	Call	USD	100.00	03/20/15	11,550	3,254
EQT Corp.	Citigroup Global Markets	Call	USD	100.00	03/20/15	9,167	2,583
Euro Stoxx 50 Index	Goldman Sachs	Call	EUR	3500.00	03/16/18	424	103,849
Euro Stoxx 50 Index	Morgan Stanley	Call	EUR	3450.00	03/17/17	495	100,792
Euro Stoxx 50 Index	UBS Warburg	Call	EUR	3600.00	06/15/18	206	43,865
Euro Stoxx 50 Index	Citigroup Global Markets	Call	EUR	3500.00	06/16/17	462	86,873
Euro Stoxx 50 Index	Bank of America	Call	EUR	3600.00	09/15/17	477	86,019
Euro Stoxx 50 Index	Deutsche Bank	Call	EUR	3426.55	09/21/18	225	63,264
Euro Stoxx 50 Index	Barclays Bank	Call	EUR	3500.00	12/15/17	488	110,818
Euro Stoxx 50 Index	Goldman Sachs	Call	EUR	3293.01	12/16/16	1,161	277,013
Euro Stoxx 50 Index	JPMorgan Chase	Call	EUR	3325.00	12/18/15	515	77,844
Gilead Sciences, Inc.	Citigroup Global Markets	Call	USD	95.00	01/15/16	7,700	106,567
GLDR Gold Shares(b)	JPMorgan Chase	Call	USD	120.00	09/18/15	16,400	67,622
Goldman Sachs Group, Inc.	Deutsche Bank	Call	USD	220.00	01/15/16	5,500	34,506
Google, Inc.	Deutsche Bank	Call	USD	600.00	01/16/15	1,437	77
Hewlett-Packard Co.	UBS Warburg	Call	USD	41.00	02/20/15	3,567	3,181
Humana, Inc.	Goldman Sachs	Call	USD	125.00	06/19/15	18,048	405,881
International Business Machines Corp.	Deutsche Bank	Call	USD	182.00	01/15/16	7,500	35,670

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Fair Value
International Business Machines Corp.	Barclays Bank	Call	USD	182.00	01/15/16	7,500	$35,670
Johnson & Johnson	Deutsche Bank	Call	USD	110.00	07/17/15	76,700	169,717
JPMorgan Chase & Co.	Goldman Sachs	Call	USD	75.00	01/15/16	36,700	32,204
Marathon Petroleum Corp.	Citigroup Global Markets	Call	USD	90.00	04/17/15	7,233	45,999
Marathon Petroleum Corp.	Deutsche Bank	Call	USD	90.00	04/17/15	14,559	92,590
Marathon Petroleum Corp.	Goldman Sachs	Call	USD	100.00	04/17/15	18,250	43,351
MetLife, Inc.	Goldman Sachs	Call	USD	57.50	01/15/16	60,533	158,701
MS Japan Custom Index	Morgan Stanley	Call	JPY	131.28	12/11/15	1,352,770	122,256
MS Japan Custom Index	Morgan Stanley	Call	JPY	139.99	12/11/15	349,532	31,932
Mylan, Inc.	Bank of America	Call	USD	47.00	01/16/15	18,200	172,130
Mylan, Inc.	Deutsche Bank	Call	USD	47.00	01/16/15	14,158	133,902
Mylan, Inc.	Goldman Sachs	Call	USD	55.00	01/16/15	18,200	40,066
Nikkei 225	Citigroup Global Markets	Call	JPY	18000.00	03/13/15	30,220	126,442
Oracle Corp.	Deutsche Bank	Call	USD	42.00	01/16/15	9,647	29,192
Pfizer, Inc.	Citigroup Global Markets	Call	USD	33.00	01/15/16	151,300	181,085
Phillips 66	Citigroup Global Markets	Call	USD	75.00	05/15/15	18,767	66,066
Phillips 66	UBS Warburg	Call	USD	75.00	05/15/15	7,507	26,427
Phillips 66	Deutsche Bank	Call	USD	75.00	05/15/15	3,737	13,155
Prudential Financial, Inc.	Citigroup Global Markets	Call	USD	90.00	01/15/16	46,970	384,302
Siemens AG	Deutsche Bank	Call	USD	150.00	01/16/15	18,114	—
SPDR Gold Shares(b)	JPMorgan Chase	Call	USD	133.44	03/20/15	9,230	1,699
Stoxx Europe 600 Index	Credit Suisse First Boston	Call	EUR	355.61	03/17/17	4,134	103,266
Stoxx Europe 600 Index	JPMorgan Chase	Call	EUR	372.06	09/15/17	3,057	62,851
Stoxx Europe 600 Index	JPMorgan Chase	Call	EUR	348.12	09/16/16	4,376	107,779
Stoxx Europe 600 Index	Credit Suisse First Boston	Call	EUR	347.97	12/16/16	3,668	97,033
Taiwan Stock Exchange	Citigroup Global Markets	Call	TWD	9000.77	09/21/16	6,700	123,543
Topix Index	Morgan Stanley	Call	JPY	1350.00	03/13/15	212,691	161,491
Topix Index	Goldman Sachs	Call	JPY	1288.50	06/12/15	261,314	327,687
Topix Index	Morgan Stanley	Call	JPY	1346.15	06/12/15	139,308	129,496
Topix Index	Bank of America	Call	JPY	1344.04	09/11/15	146,667	155,217
Topix Index	BNP Paribas	Call	JPY	1357.29	09/11/15	117,540	116,689
Topix Index	Morgan Stanley	Call	JPY	1660.07	09/11/15	117,540	22,449
Topix Index	Bank of America	Call	JPY	1314.84	12/11/15	247,207	314,033
Topix Index	Citigroup Global Markets	Call	JPY	1325.00	12/11/15	258,942	315,292
Visa, Inc.	Deutsche Bank	Call	USD	220.00	01/16/15	4,800	203,453
Wells Fargo & Co.	Goldman Sachs	Call	USD	60.00	01/15/16	18,400	29,195
Chicago Board Options Exchange Index	Morgan Stanley	Put	USD	16.00	02/18/15	7,941	10,633
CONSOL Energy, Inc.	UBS Warburg	Put	USD	38.00	04/17/15	18,350	94,313
IBOV BC	Morgan Stanley	Put	USD	55443.54	02/18/15	27	144,480
Russell 2000 Index	Deutsche Bank	Put	USD	1150.00	01/16/15	3,579	16,819
Russell 2000 Index	Bank of America	Put	USD	1165.00	02/20/15	3,447	70,794
S&P 500 Index	Morgan Stanley	Put	USD	2050.00	02/20/15	1,706	74,469
Topix Index	Morgan Stanley	Put	JPY	1161.53	09/11/15	117,540	23,917
Transocean, Ltd.	Deutsche Bank	Put	USD	36.00	01/16/15	11,744	208,308
Transocean, Ltd.	Goldman Sachs	Put	USD	37.00	01/16/15	35,100	657,648
Transocean, Ltd.	Bank of America	Put	USD	38.00	01/16/15	21,131	417,034
Transocean, Ltd.	Citigroup Global Markets	Put	USD	26.00	05/15/15	59,581	523,816

Total							$9,235,457

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Over-the-counter options written as of December 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Fair Value
Abbvie, Inc.	Barclays Bank	Call	USD	65.00	06/19/15	36,800	$(171,105)
Aetna, Inc.	Barclays Bank	Call	USD	90.00	06/19/15	30,000	(145,196)
Anadarko Petroleum Corp.	Barclays Bank	Call	USD	95.00	02/20/15	30,975	(33,339)
Cimarex Energy Co.	Citigroup Global Markets	Call	USD	130.00	03/20/15	3,655	(6,037)
Delphi Automotive plc	Morgan Stanley	Call	USD	82.50	01/16/15	1,900	(36)
Diamondback Energy, Inc.	Goldman Sachs	Call	USD	65.00	01/16/15	7,375	(6,790)
eBay, Inc.	Citigroup Global Markets	Call	USD	57.50	01/16/15	7,014	(2,763)
EOG Resources, Inc.	Goldman Sachs	Call	USD	100.00	04/17/15	3,769	(14,392)
Gilead Sciences, Inc.	Citigroup Global Markets	Call	USD	110.00	01/15/16	7,700	(63,848)
GLDR Gold Shares(b)	JPMorgan Chase	Call	USD	140.00	09/18/15	16,400	(15,739)
Humana, Inc.	Goldman Sachs	Call	USD	155.00	06/19/15	18,048	(101,666)
Johnson & Johnson	Deutsche Bank	Call	USD	117.50	07/17/15	76,700	(60,597)
Lululemon Athletica, Inc.	Citigroup Global Markets	Call	USD	52.50	03/20/15	8,056	(46,436)
Marathon Petroleum Corp.	Deutsche Bank	Call	USD	100.00	04/17/15	18,250	(43,351)
MetLife, Inc.	Goldman Sachs	Call	USD	67.50	01/15/16	60,533	(37,523)
Mylan, Inc.	Bank of America	Call	USD	55.00	01/16/15	18,200	(40,066)
Nikkei 225	Citigroup Global Markets	Call	JPY	19500.00	03/13/15	30,220	(34,637)
Pfizer, Inc.	Citigroup Global Markets	Call	USD	37.50	01/15/16	151,300	(55,547)
Prudential Financial, Inc.	Citigroup Global Markets	Call	USD	105.00	01/15/16	46,970	(136,578)
Russell 2000 Index	Deutsche Bank	Call	USD	1230.00	01/16/15	3,579	(19,828)
Russell 2000 Index	Bank of America	Call	USD	1255.00	02/20/15	3,447	(31,666)
S&P 500 Index	Morgan Stanley	Call	USD	2155.00	02/20/15	1,706	(10,623)
Tesoro Corp.	Citigroup Global Markets	Call	USD	75.00	02/20/15	10,686	(47,239)
Topix Index	Goldman Sachs	Call	JPY	1490.61	06/12/15	261,314	(95,683)
Topix Index	BNP Paribas	Call	JPY	1660.07	09/11/15	117,540	(22,449)
Topix Index	Citigroup Global Markets	Call	JPY	1600.00	12/11/15	258,942	(93,363)
Topix Index	Bank of America	Call	JPY	1627.28	12/11/15	247,207	(78,521)
UnitedHealth Group, Inc.	Barclays Bank	Call	USD	87.50	03/20/15	7,375	(104,233)
Coach, Inc.	Bank of America	Put	USD	42.50	02/20/15	13,282	(70,641)
CONSOL Energy, Inc.	Barclays Bank	Put	USD	38.00	04/17/15	18,350	(94,313)
CONSOL Energy, Inc.	UBS Warburg	Put	USD	39.00	04/17/15	29,252	(172,381)
Delphi Automotive plc	Morgan Stanley	Put	USD	65.00	01/16/15	1,900	(402)
Diamondback Energy, Inc.	Goldman Sachs	Put	USD	65.00	01/16/15	7,375	(45,799)
EOG Resources, Inc.	Barclays Bank	Put	USD	100.00	04/17/15	7,310	(86,607)
Euro Stoxx 50 Index	Deutsche Bank	Put	EUR	2586.07	09/21/18	225	(88,336)
General Electric Co.	Deutsche Bank	Put	USD	23.00	06/19/15	73,725	(42,265)
Gilead Sciences, Inc.	Citigroup Global Markets	Put	USD	85.00	01/15/16	7,700	(67,707)
IBOV BC	Morgan Stanley	Put	USD	50617.48	02/18/15	27	(54,821)
MS Japan Custom Index	Morgan Stanley	Put	JPY	128.68	12/11/15	1,352,770	(107,784)
MS Japan Custom Index	Morgan Stanley	Put	JPY	137.22	12/11/15	349,532	(30,981)
Nikkei 225	Citigroup Global Markets	Put	JPY	15500.00	03/13/15	30,220	(47,690)
Russell 2000 Index	Deutsche Bank	Put	USD	1050.00	01/16/15	3,579	(2,040)
Russell 2000 Index	Bank of America	Put	USD	1085.00	02/20/15	3,447	(27,065)
S&P 500 Index	Morgan Stanley	Put	USD	1935.00	02/20/15	1,706	(32,850)
Taiwan Stock Exchange	Citigroup Global Markets	Put	TWD	8100.70	09/21/16	6,700	(85,059)
Tokyo Stock Exchange Price Index	Bank of America	Put	JPY	1300.00	09/11/15	146,667	(69,610)
Topix Index	Goldman Sachs	Put	JPY	1136.91	06/12/15	261,314	(29,181)
Topix Index	Morgan Stanley	Put	JPY	1187.78	06/12/15	139,308	(22,538)
Topix Index	BNP Paribas	Put	JPY	1161.53	09/11/15	117,540	(23,917)
Topix Index	Morgan Stanley	Put	JPY	1275.00	09/11/15	121,984	(50,113)
Topix Index	Citigroup Global Markets	Put	JPY	1170.00	12/11/15	258,942	(75,548)
Topix Index	Bank of America	Put	JPY	1171.64	12/11/15	247,207	(72,814)
Transocean, Ltd.	Citigroup Global Markets	Put	USD	32.00	01/16/15	29,406	(404,204)
Transocean, Ltd.	Goldman Sachs	Put	USD	32.00	01/16/15	14,699	(202,046)
Transocean, Ltd.	Goldman Sachs	Put	USD	38.00	01/16/15	21,131	(417,034)

Total							$(3,942,997)

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Exchange-traded options purchased as of December 31, 2014 were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Fair Value
Coca-Cola Co. (The)	Call USD	45.00	01/16/15	167	$919
SPDR Gold Shares(b)	Call USD	135.00	06/19/15	146	10,074

Total					$10,993

Exchange-traded options written as of December 31, 2014 were as follows:

Description	Put/ Call	Strike Price	Expiration Date	Contracts	Fair Value
Coca-Cola Co. (The)	Call USD	44.00	02/20/15	85	$(3,613)
Coca-Cola Co. (The)	Call USD	45.00	05/15/15	88	(6,160)
Procter & Gamble Co. (The)	Call USD	85.00	01/16/15	91	(56,875)
GLDR Gold Shares(b)	Put USD	108.00	09/18/15	164	(71,750)
Ocean RIG UDW, Inc.	Put USD	15.00	03/20/15	91	(54,145)

Total					$(192,543)

Over-the-counter interest rate swaptions purchased as of December 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Expiration Date	Notional Amount	Fair Value
10-Year Interest Rate, Pay 6-Month USD LIBOR	Deutsche Bank	Call USD	2.25	02/17/15	1,394	$388,096
10-Year Interest Rate, Pay 6-Month USD LIBOR	Bank of America	Call USD	2.30	02/17/15	759	61,175
5-Year Interest Rate, Pay 6-Month USD LIBOR	Deutsche Bank	Call USD	1.65	03/09/15	4,590	106,596
5-Year Interest Rate, Pay 6-Month USD LIBOR	Goldman Sachs	Call USD	1.73	03/19/15	230,256	84,974
5-Year Interest Rate, Pay 6-Month USD LIBOR	Goldman Sachs	Call USD	1.75	03/19/15	1,528	63,234
5-Year Interest Rate, Pay 6-Month USD LIBOR	Deutsche Bank	Call USD	1.67	03/31/15	3,900	122,985
10-Year Interest Rate, Pay 6-Month JPY LIBOR	Goldman Sachs	Put JPY	1.35	01/25/16	30,000	6,297
10-Year Interest Rate, Pay 6-Month JPY LIBOR	Goldman sachs	Put JPY	1.35	01/25/16	13,882	2,914
10-Year Interest Rate, Pay 6-Month JPY LIBOR	Deutsche Bank	Put JPY	1.25	07/29/16	1,937,701	9,024
5-Year Interest Rate, Pay 6-Month JPY LIBOR	Deutsche Bank	Put JPY	1.07	04/04/18	1,006,980	5,028

Total						$850,323

Over-the-counter interest rate swaptions written as of December 31, 2014 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Expiration Date	Notional Amount	Fair Value
10-Year Interest Rate, Pay 6-Month USD LIBOR	Bank of America	Call USD	2.05	02/17/15	759	$(13,870)
5-Year Interest Rate, Pay 6-Month USD LIBOR	Deutsche Bank	Call USD	1.47	03/31/15	2,341	(25,857)

Total						$(39,727)

Exchange-traded foreign currency options purchased as of December 31, 2014 were as follows:

Description	Counterparty	Strike Price	Expiration Date	Notional Amount	Fair Value
European Euro Call Currency Option (USD/EUR)	Morgan Stanley	1.20	02/19/15	37,819	$38,328
European Euro Call Currency Option (USD/EUR)	JPMorgan Chase	1.20	03/05/15	43,114	50,807
Japanese Yen Call Currency Option (USD/JPY)	JPMorgan Chase	125.00	04/30/15	132,366	145,783
European Euro Put Currency Option (USD/EUR)	Credit Suisse First Boston	1.27	02/19/15	45,109	5,637
European Euro Put Currency Option (USD/EUR)	Credit Suisse First Boston	1.24	02/19/15	23,300	13,060
European Euro Put Currency Option (USD/EUR)	Deutsche Bank	1.24	03/03/15	113,371	63,045
European Euro Put Currency Option (USD/EUR)	Deutsche Bank	1.24	03/26/15	38,600	35,284

Total					$351,944

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Forward Currency Contracts(a)

At December 31, 2014, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Morgan Stanley	1/16/15	2,168,000	$1,918,008	$1,767,362	$150,646
Australian Dollar	Deutsche Bank	1/23/15	2,140,754	1,858,175	1,744,218	113,957
Australian Dollar	Morgan Stanley	1/23/15	940,000	781,065	765,882	15,183
Australian Dollar	Deutsche Bank	2/6/15	2,127,401	1,823,821	1,731,577	92,244
Brazilian Real	Morgan Stanley	1/16/15	4,683,262	1,815,218	1,754,726	60,492
Brazilian Real	BNP Paribas	2/6/15	5,042,887	1,908,811	1,878,896	29,915
Brazilian Real	Deutsche Bank	2/13/15	1,430,620	522,696	532,097	(9,401)
British Pound	HSBC Bank	1/15/15	444,000	696,299	691,847	4,452
Chilean Peso	Morgan Stanley	8/24/15	458,662,190	763,000	741,282	21,718
Chilean Peso	UBS Warburg	8/26/15	460,660,910	766,000	744,394	21,606
Chilean Peso	JPMorgan Chase	9/15/15	468,006,000	770,000	755,061	14,939
Chinese Renminbi	Deutsche Bank	1/30/15	10,246,207	1,672,000	1,645,448	26,552
Chinese Renminbi	JPMorgan Chase	1/30/15	4,087,158	668,000	656,360	11,640
Chinese Renminbi	JPMorgan Chase	6/9/15	7,350,064	1,169,000	1,167,610	1,390
European Euro	BNP Paribas	1/8/15	1,285,000	1,636,583	1,554,856	81,727
European Euro	Deutsche Bank	1/8/15	1,339,800	1,705,532	1,621,164	84,368
European Euro	BNP Paribas	1/9/15	1,502,000	1,901,998	1,817,445	84,553
European Euro	Deutsche Bank	1/9/15	2,363,500	2,993,621	2,859,874	133,747
European Euro	BNP Paribas	1/15/15	1,498,000	1,910,054	1,812,714	97,340
European Euro	UBS Warburg	1/15/15	1,495,000	1,906,230	1,809,084	97,146
European Euro	JPMorgan Chase	1/22/15	528,100	656,201	639,094	17,107
European Euro	Morgan Stanley	1/23/15	1,274,400	1,586,628	1,542,263	44,365
European Euro	Morgan Stanley	1/30/15	1,321,600	1,626,863	1,599,497	27,366
European Euro	UBS Warburg	1/30/15	1,284,600	1,581,342	1,554,716	26,626
European Euro	Deutsche Bank	2/5/15	824,800	1,024,443	998,272	26,171
European Euro	Morgan Stanley	2/5/15	1,337,600	1,660,844	1,618,924	41,920
European Euro	Credit Suisse First Boston	2/12/15	2,153,000	2,693,446	2,605,936	87,510
European Euro	Deutsche Bank	2/12/15	2,201,100	2,752,509	2,664,155	88,354
European Euro	UBS Warburg	2/12/15	1,334,300	1,667,368	1,615,003	52,365
European Euro	Credit Suisse First Boston	2/13/15	1,317,000	1,633,896	1,594,073	39,823
European Euro	JPMorgan Chase	2/13/15	1,398,300	1,736,164	1,692,477	43,687
Japanese Yen	Credit Suisse First Boston	1/8/15	324,640,128	2,909,626	2,710,951	198,675
Japanese Yen	UBS Warburg	1/8/15	174,802,944	1,536,000	1,459,715	76,285
Japanese Yen	BNP Paribas	1/9/15	205,051,417	1,859,436	1,712,324	147,112
Japanese Yen	UBS Warburg	1/9/15	157,227,800	1,372,282	1,312,964	59,318
Japanese Yen	Credit Suisse First Boston	1/15/15	175,494,774	1,533,000	1,465,585	67,415
Japanese Yen	Credit Suisse First Boston	1/16/15	274,985,900	2,546,166	2,296,472	249,694
Japanese Yen	Deutsche Bank	1/22/15	154,375,325	1,335,265	1,289,294	45,971
Japanese Yen	Morgan Stanley	1/22/15	153,515,670	1,326,453	1,282,115	44,338
Japanese Yen	Deutsche Bank	1/23/15	159,548,882	1,383,268	1,332,514	50,754
Japanese Yen	JPMorgan Chase	1/23/15	153,837,060	1,334,233	1,284,810	49,423
Japanese Yen	Credit Suisse First Boston	1/29/15	82,763,425	709,599	691,258	18,341
Japanese Yen	JPMorgan Chase	1/29/15	228,299,966	1,942,000	1,906,809	35,191
Japanese Yen	Credit Suisse First Boston	1/30/15	83,827,000	700,438	700,147	291
Japanese Yen	JPMorgan Chase	1/30/15	314,738,755	2,630,078	2,628,788	1,290
Japanese Yen	Morgan Stanley	2/4/15	160,000,000	1,341,393	1,336,421	4,972
Japanese Yen	Credit Suisse First Boston	2/5/15	140,851,348	1,186,616	1,176,489	10,127
Japanese Yen	UBS Warburg	2/5/15	213,404,400	1,796,137	1,782,503	13,634
Japanese Yen	BNP Paribas	2/6/15	173,572,532	1,464,142	1,449,811	14,331
Japanese Yen	JPMorgan Chase	2/6/15	241,106,288	2,050,223	2,013,904	36,319
Japanese Yen	Credit Suisse First Boston	2/12/15	149,504,150	1,275,633	1,248,835	26,798
Japanese Yen	HSBC Bank	2/12/15	163,526,060	1,395,155	1,365,962	29,193

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Japanese Yen	HSBC Bank	3/10/15	80,000,000	$750,089	$668,419	$81,670
Japanese Yen	Morgan Stanley	3/23/15	160,000,000	1,341,910	1,337,043	4,867
Japanese Yen	JPMorgan Chase	5/7/15	377,979,550	3,118,000	3,160,316	(42,316)
Korean Won	Credit Suisse First Boston	5/5/15	1,738,304,400	1,554,000	1,577,918	(23,918)
Korean Won	Deutsche Bank	5/5/15	2,106,297,120	1,916,000	1,911,958	4,042
Mexican Peso	BNP Paribas	1/22/15	22,070,700	1,661,387	1,494,263	167,124
Mexican Peso	Credit Suisse First Boston	2/5/15	7,424,540	555,127	502,236	52,891
Mexican Peso	UBS Warburg	2/6/15	15,393,725	1,125,305	1,041,250	84,055
Mexican Peso	Deutsche Bank	2/19/15	11,758,180	879,675	794,700	84,975
Mexican Peso	HSBC Bank	3/5/15	19,837,760	1,485,807	1,339,608	146,199
Mexican Peso	HSBC Bank	3/19/15	14,897,770	1,107,624	1,005,133	102,491
Mexican Peso	JPMorgan Chase	3/19/15	7,604,350	555,691	513,056	42,635
Mexican Peso	Credit Suisse First Boston	4/1/15	15,069,840	1,100,261	1,015,912	84,349
Mexican Peso	UBS Warburg	4/16/15	11,586,000	776,490	780,336	(3,846)
Mexican Peso	JPMorgan Chase	4/30/15	15,228,490	1,115,804	1,024,784	91,020
Mexican Peso	BNP Paribas	5/28/15	23,591,400	1,608,304	1,584,829	23,475
Mexican Peso	JPMorgan Chase	6/11/15	23,173,000	1,548,459	1,555,382	(6,923)

				$103,632,891	$99,931,121	$3,701,770

Long Contracts:
British Pound	HSBC Bank	1/15/15	444,000	$715,746	$691,847	$(23,899)
British Pound	Brown Brothers Harriman	1/26/15	139,400	217,984	217,195	(789)
Chilean Peso	JPMorgan Chase	9/15/15	468,006,000	749,197	755,061	5,864
Chinese Renminbi	Deutsche Bank	1/30/15	6,183,207	998,580	992,967	(5,613)
Chinese Renminbi	Deutsche Bank	1/30/15	4,063,000	651,539	652,481	942
Chinese Renminbi	JPMorgan Chase	1/30/15	4,087,158	653,579	656,361	2,782
European Euro	BNP Paribas	1/8/15	1,285,000	1,580,479	1,554,856	(25,623)
European Euro	Brown Brothers Harriman	1/26/15	689,900	856,473	834,934	(21,539)
Indian Rupee	Credit Suisse First Boston	6/26/15	47,611,585	746,000	728,272	(17,728)
Indian Rupee	Credit Suisse First Boston	6/26/15	42,139,033	661,627	644,563	(17,064)
Indian Rupee	Credit Suisse First Boston	8/5/15	48,714,560	752,000	740,159	(11,841)
Japanese Yen	BNP Paribas	1/9/15	205,051,417	1,709,895	1,712,325	2,430
Japanese Yen	Credit Suisse First Boston	1/15/15	175,494,774	1,470,397	1,465,585	(4,812)
Japanese Yen	Credit Suisse First Boston	1/16/15	274,985,900	2,270,969	2,296,472	25,503
Japanese Yen	Deutsche Bank	1/22/15	46,184,000	387,023	385,714	(1,309)
Japanese Yen	JPMorgan Chase	1/29/15	228,299,966	1,921,393	1,906,809	(14,584)
Japanese Yen	Credit Suisse First Boston	1/30/15	83,827,000	695,478	700,147	4,669
Japanese Yen	Credit Suisse First Boston	2/5/15	140,851,348	1,168,634	1,176,489	7,855
Japanese Yen	UBS Warburg	2/5/15	213,404,400	1,781,577	1,782,503	926
Japanese Yen	JPMorgan Chase	2/6/15	241,106,288	1,992,853	2,013,904	21,051
Mexican Peso	UBS Warburg	2/6/15	11,317,746	784,000	765,546	(18,454)

				$22,765,423	$22,674,190	$(91,233)

At December 31, 2014, the Fund’s open forward cross currency contracts were as follows:

Purchase/Sale	Counterparty	Amount Purchased	Amount Sold	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
British Pound/European Euro	Deutsche Bank	1,129,764 GBP	1,421,400 EUR	$1,777,029	$1,816,621	$39,592

				$1,777,029	$1,816,621	$39,592

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Over-the-Counter Credit Default Swap Agreements—Buy Protection(a)(c)

At December 31, 2014, the Fund’s open over-the-counter credit default swap agreements were as follows:

Underlying Instrument	Counterparty	Expiration Date	Implied Credit Spread at December 31, 2014 (%)(d)	Notional Amount ($)(e)	Fixed Rate (%)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
Transocean, Inc.	JPMorgan Chase	6/20/19	6.58	222,736	1.00	43,382	4,770	38,612
Transocean, Inc.	JPMorgan Chase	6/20/19	6.58	63,000	1.00	12,271	1,354	10,917
Transocean, Inc.	Barclays Bank	6/20/19	6.58	159,000	1.00	30,969	3,449	27,520
Transocean, Inc.	Barclays Bank	6/20/19	6.58	254,000	1.00	49,472	5,967	43,505
Transocean, Inc.	Barclays Bank	6/20/19	6.58	105,719	1.00	20,591	2,354	18,237
Transocean, Inc.	Barclays Bank	6/20/19	6.58	352,400	1.00	68,637	7,847	60,790
Transocean, Inc.	Citibank	6/20/19	6.58	246,673	1.00	48,045	4,897	43,148
Transocean, Inc.	Barclays Bank	6/20/19	6.75	125,000	1.00	24,346	3,870	20,476

						297,713	34,508	263,205

Centrally Cleared Credit Default Swap Agreements—Buy Protection(a)(c)

At December 31, 2014, the Fund’s open centrally cleared credit default swap agreements were as follows:

Underlying Instrument	Clearing Agent	Expiration Date	Implied Credit Spread at December 31, 2014 (%)(d)	Notional Amount ($)(e)	Fixed Rate (%)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
CDX North America High Yield Index Swap Agreement with JPMorgan Chase Bank, N.A., Series 23	JPMorgan Chase	12/20/19	3.57	853,396	5.00	(53,056)	(64,138)	11,082

						(53,056)	(64,138)	11,082

Centrally Cleared Interest Rate Swap Agreements(a)

At December 31, 2014, the Fund’s open centrally cleared interest rate swap agreements were as follows:

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Clearing Agent	Notional Amount (Local)	Upfront Premiums Paid/ (Received)		Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Receive	3-Month U.S. Dollar LIBOR BBA	1.18	2/1/17	JPMorgan Chase	36,640,000	USD	424	(160,060)	(160,484)
Receive	3-Month U.S. Dollar LIBOR BBA	1.03	3/11/17	JPMorgan Chase	20,300,000	USD	274	7,709	7,435
Receive	3-Month U.S. Dollar LIBOR BBA	1.02	3/11/17	JPMorgan Chase	38,680,000	USD	522	25,266	24,744
Receive	3-Month U.S. Dollar LIBOR BBA	0.99	3/17/17	JPMorgan Chase	38,670,000	USD	526	53,144	52,618
Pay	3-Month U.S. Dollar LIBOR BBA	2.19	2/1/20	JPMorgan Chase	14,660,000	USD	209	261,970	261,761
Pay	3-Month U.S. Dollar LIBOR BBA	1.88	3/11/20	JPMorgan Chase	8,260,000	USD	126	3,102	2,976
Pay	6-Month Australian Bank Bill Rate	2.89	6/11/20	JPMorgan Chase	963,198	AUD	12	5,882	5,870
Pay	3-Month U.S. Dollar LIBOR BBA	2.39	3/11/25	JPMorgan Chase	8,510,000	USD	152	34,640	34,488
Pay	3-Month U.S. Dollar LIBOR BBA	2.29	3/17/25	JPMorgan Chase	8,510,000	USD	153	(45,795)	(45,948)

								185,858	183,460

Continued

AZL MVP BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2014

Over-the-Counter Interest Rate Swap Agreements

At December 31, 2014, the Fund’s open over-the-counter interest rate swap agreements were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Counterparty	Notional Amount (Local)		Value ($)	Unrealized Appreciation (Depreciation) ($)
Pay	6-Month Poland Warsaw Interbank Offer Rate	2.76	9/8/24	Deutsche Bank	2,385,000	PLN	34,663	34,663

							34,663	34,663

Total Return Swaps at December 31, 2014(a)

Counterparty	Receive/Pay Total Return	Expiration Date	Notional Amount (Local)		Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	NIKKEI 225 Dividend Index E-Mini March Futures	4/05/16	26,350,000	JPY	$23,213
BNP Paribas SA	NIKKEI 225 Dividend Index E-Mini March Futures	4/05/16	26,800,000	JPY	19,456
BNP Paribas SA	NIKKEI 225 Dividend Index E-Mini March Futures	4/05/17	27,850,000	JPY	32,315
BNP Paribas SA	NIKKEI 225 Dividend Index E-Mini March Futures	4/05/17	25,515,000	JPY	25,326
Citibank NA	PT Siloam International Hospitals Tbk	3/15/15	206,614	USD	40,826

					$141,136

(a)	These securities are held by the AZL BlackRock Global Allocation Fund (the “VIP Subsidiary”).

(b)	All or portion of these securities are held by the AZL Cayman Global Allocation Fund, Ltd. (the “Subsidiary”).

(c)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount of equal to the par value of the defaulted reference entity less its recovery value.

(d)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(e)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Allocation Fund

Consolidated Statement of Assets and Liabilities

December 31, 2014

Assets:
Investment securities, at cost	$831,791,266

Investment securities, at value*	$856,476,924
Cash	63,679
Segregated cash for collateral	15,611,868
Deposits with brokers for securities sold short	1,000,895
Interest and dividends receivable	1,731,651
Foreign currency, at value (cost $66,894)	66,847
Unrealized appreciation on forward currency contracts	3,899,788
Unrealized appreciation on swap agreements	439,004
Receivable for capital shares issued	43,322
Proceeds paid on swap agreements	34,508
Receivable for investments sold	841,932
Reclaims receivable	109,498
Receivable for variation margin on swaps	37,275
Receivable for variation margin on futures contracts	198,834
Prepaid expenses	25,154

Total Assets	880,581,179

Liabilities:
Cash received as collateral for derivatives	5,640,000
Written options (Proceeds received $3,023,316)	4,175,267
Unrealized depreciation on forward currency contracts	249,659
Payable for collateral received on loaned securities	45,894,168
Payable for investments purchased	3,896,295
Securities sold short (Proceeds received $998,461)	1,017,147
Dividends payable on securities sold short	1,747
Payable for variation margin on futures contracts	301,102
Payable for variation margin on swaps	4,730
Manager fees payable	564,418
Administration fees payable	43,765
Distribution fees payable	164,973
Custodian fees payable	82,715
Administrative and compliance services fees payable	3,856
Trustee fees payable	78
Other accrued liabilities	106,445

Total Liabilities	62,146,365

Net Assets	$818,434,814

Net Assets Consist of:
Capital	$720,989,396
Accumulated net investment income/(loss)	16,232,346
Accumulated net realized gains/(losses) from investment transactions	53,168,727
Net unrealized appreciation/(depreciation) on investments	28,044,345

Net Assets	$818,434,814

Shares of beneficial interest (unlimited number of shares authorized, no par value)	66,983,376
Net Asset Value (offering and redemption price per share)	$12.22

*	Includes securities on loan of $44,326,021.

Consolidated Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends	$11,113,894
Interest	5,604,047
Income from securities lending	320,340
Foreign withholding tax	(633,322)

Total Investment Income	16,404,959

Expenses:
Manager fees	6,213,960
Administration fees	397,544
Distribution fees	1,816,179
Custodian fees	348,279
Administrative and compliance services fees	20,055
Trustee fees	77,460
Professional fees	80,012
Shareholder reports	47,345
Dividends on securities sold short	17,332
Other expenses	31,900

Total expenses before reductions	9,050,066
Less expenses paid indirectly	(2,782)

Net expenses	9,047,284

Net Investment Income/(Loss)	7,357,675

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains (losses) on securities transactions	35,405,316
Net realized gains (losses) on futures contracts	439,866
Net realized gains (losses) on options contracts	(1,031,132)
Net realized gains (losses) on swap agreements	40,619
Net realized gains (losses) on forward currency contracts	8,777,270
Change in net unrealized appreciation/depreciation on investments	(34,974,443)

Net Realized/Unrealized Gains/(Losses) on Investments	8,657,496

Change in Net Assets Resulting From Operations	$16,015,171

See accompanying notes to the financial statements.

Consolidated Statements of Changes in Net Assets

	AZL MVP BlackRock Global Allocation Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change In Net Assets:
Operations:
Net investment income/(loss)	$7,357,675	$2,765,888
Net realized gains/(losses) on investment transactions	43,631,939	18,597,987
Change in unrealized appreciation/depreciation on investments	(34,974,443)	44,442,327

Change in net assets resulting from operations	16,015,171	65,806,202

Dividends to Shareholders:
From net investment income	(363,407)	—
From net realized gains	(3,741,774)	(186,015)

Change in net assets resulting from dividends to shareholders	(4,105,181)	(186,015)

Capital Transactions:
Proceeds from shares issued	133,931,989	291,713,875
Proceeds from dividends reinvested	4,105,181	186,015
Value of shares redeemed	(13,203,575)	(2,372,363)

Change in net assets resulting from capital transactions	124,833,595	289,527,527

Change in net assets	136,743,585	355,147,714
Net Assets:
Beginning of period	681,691,229	326,543,515

End of period	$818,434,814	$681,691,229

Accumulated net investment income/(loss)	$16,232,346	$2,418,186

Share Transactions:
Shares issued	11,005,694	25,942,049
Dividends reinvested	331,330	16,360
Shares redeemed	(1,085,635)	(206,067)

Change in shares	10,251,389	25,752,342

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Allocation Fund

Consolidated Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2014	Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$12.02	$10.54	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.10	0.05	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	0.16	1.43	0.56

Total from Investment Activities	0.26	1.48	0.67

Dividends to Shareholders From:
Net Investment Income	— (b)	—	(0.12)
Realized Gains	(0.06)	— (b)	(0.01)

Total Dividends	(0.06)	— (b)	(0.13)

Net Asset Value, End of Period	$12.22	$12.02	$10.54

Total Return(c)	2.18%	14.08%	6.71	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$818,435	$681,691	$326,544
Net Investment Income/(Loss)(e)	0.96%	0.55%	2.01%
Expenses Before Reductions(e)(f)	1.18%	1.21%	2.44%
Expenses Net of Reductions(e)	1.18%	1.21%	2.37%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)(g)	1.18%	1.21%	2.37%
Portfolio Turnover Rate	61%	40%	119	%(d)

(a)	Period from commencement of operations.

(b)	Less than $0.005.

(c)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, which is used to pay certain Fund Expenses. See Note 2 in Notes to Consolidated Financial Statements.

See accompanying notes to the financial statements.

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP BlackRock Global Allocation Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Consolidation of Subsidiaries

During the year ended December 31, 2014, the Fund primarily invested in shares of another mutual fund managed by the Manager, the AZL BlackRock Global Allocation Fund (the “VIP Subsidiary”), a wholly-owned and controlled subsidiary of the Fund.

As of December 31, 2014, the Fund’s aggregate investment in the VIP Subsidiary was $777,940,347, representing 95.1% of the Fund’s net assets.

The VIP Subsidiary’s primary vehicle for gaining exposure to the commodities markets is through investment in the AZL Cayman Global Allocation Fund, Ltd. (the “Cayman Subsidiary”), a wholly-owned and controlled subsidiary of the VIP Subsidiary formed in the Cayman Islands, which invests primarily in commodity-related instruments.

The Fund’s operations have been consolidated with the operations of the VIP Subsidiary and the Cayman Subsidiary.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Floating Rate Loans

The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. These loans are made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates are floating, not fixed and are tied to a benchmark

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

lending rate. Loans involve a risk of loss in case of default or insolvency of the financial intermediaries who are parties to the transactions. A Fund records an investment when the borrower withdraws money and records the interest as earned.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2014 are presented on the Fund’s Consolidated Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $22.9 million for the year ended December 31, 2014.

Cash collateral received in connection with securities lending is invested in the Allianz Variable Insurance Products Securities Lending Collateral Trust (the “Securities Lending Collateral Trust”) managed by The Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The Securities Lending Collateral Trust invests in short-term investments that have a remaining maturity of 397 days or less as calculated in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $31,704 during the year ended December 31, 2014. These fees have been netted against “Income from securities lending” on the Consolidated Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Consolidated Statement of Operations. The Fund ceased participation in the program in June 2014.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Consolidated Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2014, the Fund entered into forward currency contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $128.2 million as of December 31, 2014. The monthly average amount for these contracts was $99.9 million for the year ended December 31, 2014.

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

Futures Contracts

During the year ended December 31, 2014, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $64.2 million as of December 31, 2014. The monthly average notional amount for these contracts was $81.6 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Consolidated Statement of Operations. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Consolidated Statement of Operations.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2014, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Consolidated Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing put options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing put options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

Realized gains and losses, if any, are reported as “Net realized gains/(losses) on options contracts” on the Consolidated Statement of Operations.

The Fund had the following transactions in purchased call and put options during the year ended December 31, 2014:

	Number of Contracts	Notional Amount(a)	Cost
Options outstanding at December 31, 2013	2,988,566	1,029,171	$4,217,942
Options purchased	7,723,772	3,262,792	26,175,134
Options exercised	(66,756)	—	(149,158)
Options expired	(2,160,735)	—	(4,306,881)
Options closed	(3,935,449)	(627,294)	(17,193,407)

Options outstanding at December 31, 2014	4,549,398	3,664,669	$8,743,630

The Fund had the following transactions in written call and put options during the year ended December 31, 2014:

	Number of Contracts	Notional Amount(a)	Premiums Received
Options outstanding at December 31, 2013	(58,831)	(5,014)	$(1,043,812)
Options written	(8,905,644)	(358,936)	(12,611,314)
Options exercised	51,431	—	279,644
Options expired	596,561	—	1,199,447
Options closed	3,565,005	360,850	9,152,719

Options outstanding at December 31, 2014	(4,751,478)	(3,100)	$(3,023,316)

(a)	Includes swaptions and currency options, as applicable.

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The Fund may enter into swap agreements to manage its exposure to market, interest rate and credit risk. The value of swap agreements are equal to the

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be indentified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. For OTC swaps, payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the OTC swap. A liquidation payment received or made at the termination of the OTC swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Upon entering a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or assets determined to be liquid (the amount is subject to the clearing organization that clears the trade). Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to the Fund.

The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Consolidated Schedule of Portfolio Investments. The Fund is party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as OTC swap contracts, entered into by the Fund, through the VIP Subsidiary or Cayman Subsidiary, and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding OTC swap transactions under the applicable ISDA Master Agreement.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2014, the Fund entered into OTC interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The gross notional amount of interest rate swaps outstanding was $175.7 million as of December 31, 2014. The monthly average gross notional amount for interest rate swaps was $57.8 million for the year ended December 31, 2014.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The gross notional amount of total return swaps outstanding was $1.1 million as of December 31, 2014. The monthly average gross notional amount for total return swaps was $1.2 million to the year ended December 31, 2014.

Credit default swap agreements may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront, periodic, or daily stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront, periodic, or daily payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. As of December 31, 2014, the Fund entered into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The gross notional amount of OTC and centrally cleared credit default swaps outstanding was $2.4 million as of December 31, 2014. The monthly average gross notional amount for credit default swaps was $3.3 million for the year ended December 31, 2014.

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Consolidated Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Consolidated Statement of Assets and Liabilities Location	Total Fair Value	Consolidated Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk Exposure
Futures Contracts	Receivable for variation margin on futures contracts*	$561,160	Payable for variation margin on futures contracts*	$192,682

Option Contracts	Investment securities, at value (purchased options)	10,448,717	Written options	4,175,267

Total Return Swap Agreements	Unrealized appreciation on swap agreements	141,136	Unrealized depreciation on swap agreements	—

Credit Risk Exposure
Credit Default Swap Agreements	Unrealized appreciation on swap agreements	274,287	Unrealized depreciation on swap agreements	—

Interest Rate Risk
Interest Rate Swap Agreements	Unrealized appreciation on swap agreements	424,555	Unrealized depreciation on swap agreements	206,432

Foreign Exchange Rate Risk Exposure

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	3,899,788	Unrealized depreciation on forward currency contracts	249,659

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations				Change in Net Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
	Net Realized Gains (Losses) on Futures Contracts	Net Realized Gains (Losses) on Swap Agreements	Net Realized Gains (Losses) on Option Contracts	Net Realized Gains (Losses) on Forward Currency Contracts	Change in Net Unrealized Appreciation/Depreciation on Investments
Equity Risk Exposure	$439,866	$—	$(80,344)	$—	$2,367,308
Credit Risk Exposure	—	(19,079)	—	—	325,968
Interest Rate Risk Exposure	—	59,698	(702,135)	—	885,573
Foreign Exchange Rate Risk Exposure	—	—	(248,653)	8,777,270	2,534,352

Effective January 1, 2013, the Fund adopted Financial Accounting Standards Board Accounting Standards Update (“ASU”) No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting. ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). ASU 2011-11 requires an entity to disclose information about offsetting and related arrangements to enable users of that entity’s financial statements to understand the effect of those arrangements on its financial position. The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement.

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Consolidated Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to reflect the master netting agreements at December 31, 2014. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Consolidated Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Consolidated Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014.

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

As of December 31, 2014, the Fund’s derivative assets and liabilities by type are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$198,834	$301,102
Forward currency contracts	3,899,788	249,659
Option contracts*	10,448,717	4,175,267
Swap agreements	476,279	4,730

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	15,023,618	4,730,758
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(247,102)	(520,703)

Total assets and liabilities subject to a MNA	$14,776,516	$4,210,055

*	Includes option contracts purchased at value as reported in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2014:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets
Bank of America	$1,276,412	$(404,253)	$—	$(570,000)	$302,159
Barclays Bank	1,189,109	(634,793)	—	(550,000)	4,316
BNP Paribas	865,006	(71,989)	—	—	793,017
Citibank	2,266,204	(1,166,656)	—	(1,099,548)	—
Credit Suisse First Boston	1,092,937	(75,363)	—	—	1,017,574
Deutsche Bank	2,596,858	(298,597)	—	(1,400,000)	898,261
Goldman Sachs	2,309,100	(950,114)	—	(1,300,000)	58,986
HSBC	364,005	(23,899)	—	—	340,106
JPMorgan Chase	938,252	(79,562)	—	—	858,690
Morgan Stanley	1,278,886	(310,148)	—	(520,000)	448,738
UBS Warburg	599,747	(194,681)	—	—	405,066

Total	$14,776,516	$(4,210,055)	$—	$(5,439,548)	$5,126,913

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2014:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America	$404,253	$(404,253)	$—	$—	$—
Barclays Bank	634,793	(634,793)	—	—	—
BNP Paribas	71,989	(71,989)	—	—	—
Citibank	1,166,656	(1,166,656)	—	—	—
Credit Suisse First Boston	75,363	(75,363)	—	—	—
Deutsche Bank	298,597	(298,597)	—	—	—
Goldman Sachs	950,114	(950,114)	—	—	—
HSBC	23,899	(23,899)	—	—	—
JPMorgan Chase	79,562	(79,562)	—	—	—
Morgan Stanley	310,148	(310,148)	—	—	—
UBS Warburg	194,681	(194,681)	—	—	—

Total	$4,210,055	$(4,210,055)	$—	$—	$—

*	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Consolidated Statement of Assets and Liabilities.

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the VIP Subsidiary. Pursuant to a portfolio management agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the VIP Subsidiary subject to the general supervision of the Trustees and the Manager.

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the VIP Subsidiary. Expenses incurred by the Fund and the VIP Subsidiary for investment advisory and management services are reflected on the Consolidated Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund and the VIP Subsidiary to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s and the VIP Subsidiary’s business, based on the daily net assets of the Fund and the VIP Subsidiary, through April 30, 2016.

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP BlackRock Global Allocation Fund	0.10%	0.15%
AZL BlackRock Global Allocation Fund	0.75%	1.19%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Consolidated Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Consolidated Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $8,942 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy. Non exchange-traded derivatives, such as swaps and certain options, are generally valued by approved independent pricing services utilizing techniques which take into account factors such as yields, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks
Aerospace & Defense	$4,371,725	$4,323,565	$—	$8,695,290
Air Freight & Logistics	3,438,286	400,592	—	3,838,878
Airlines	1,938,874	1,592,243	—	3,531,117
Auto Components	2,146,531	7,567,447	—	9,713,978
Automobiles	2,015,357	12,152,113	—	14,167,470
Banks	18,664,696	14,667,429	—	33,332,125
Beverages	3,323,779	2,464,857	—	5,788,636
Biotechnology	7,649,771	220,168	—	7,869,939
Building Products	—	1,582,421	—	1,582,421
Capital Markets	4,373,677	1,049,888	—	5,423,565
Chemicals	2,488,529	12,017,085	—	14,505,614
Commercial Services & Supplies	158,213	74,541	—	232,754
Communications Equipment	4,154,972	920,676	—	5,075,648
Construction & Engineering	—	1,499,525	—	1,499,525
Distributors	—	36,960	—	36,960
Diversified Financial Services	—	1,482,748	—	1,482,748
Diversified Telecommunication Services	4,067,830	4,612,647	—	8,680,477
Electric Utilities	2,443,283	1,156,763	—	3,600,046
Electrical Equipment	3,278,013	2,964,632	—	6,242,645
Electronic Equipment, Instruments & Components	455,483	4,285,792	—	4,741,275
Energy Equipment & Services	2,059,756	1,767,900	1,827,985	5,655,641
Food & Staples Retailing	866,765	134,416	—	1,001,181
Food Products	615,962	7,425,606	—	8,041,568
Gas Utilities	—	2,150,966	—	2,150,966
Health Care Equipment & Supplies	2,753,083	580,995	—	3,334,078
Health Care Providers & Services	11,272,548	6,611,778	—	17,884,326
Household Durables	—	1,421,499	—	1,421,499
Independent Power and Renewable Electricity Producers	4,164,537	—	264,963	4,429,500
Industrial Conglomerates	4,414,149	5,855,431	—	10,269,580
Insurance	8,572,988	6,299,486	—	14,872,474
Internet Software & Services	14,062,299	741,255	2,283,315	17,086,869
IT Services	7,631,817	2,156,994	—	9,788,811
Leisure Products	—	847,347	—	847,347
Machinery	3,979,957	4,714,522	—	8,694,479
Media	7,627,669	618,440	—	8,246,109
Metals & Mining	10,446,954	6,334,071	—	16,781,025
Multiline Retail	269,062	346,036	—	615,098
Multi-Utilities	2,777,506	2,174,640	—	4,952,146

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

Investment Securities:	Level 1	Level 2	Level 3	Total

Oil, Gas & Consumable Fuels	$24,124,310	$10,466,820	$1,661,801	$36,252,931
Personal Products	—	1,756,087	—	1,756,087
Pharmaceuticals	19,513,851	12,977,628	—	32,491,479
Professional Services	—	444,913	—	444,913
Real Estate Management & Development	1,240,718	8,670,895	—	9,911,613
Road & Rail	5,249,180	2,340,681	—	7,589,861
Semiconductors & Semiconductor Equipment	314,119	2,649,038	—	2,963,157
Software	10,061,615	2,649,531	—	12,711,146
Specialty Retail	140,627	1,685,199	—	1,825,826
Technology Hardware, Storage & Peripherals	680,250	784,720	—	1,464,970
Textiles, Apparel & Luxury Goods	2,413,832	780,587	—	3,194,419
Trading Companies & Distributors	803,336	4,587,757	—	5,391,093
Transportation Infrastructure	—	67,975	365,178	433,153
Wireless Telecommunication Services	1,119,874	2,748,194	—	3,868,068
All Other Common Stocks+	26,235,550	—	—	26,235,550
Preferred Stocks
Auto Components	—	—	2,354,112	2,354,112
Automobiles	—	1,839,026	—	1,839,026
Banks	4,723,647	1,121,751	—	5,845,398
Food & Staples Retailing	—	407,073	—	407,073
Health Care Providers & Services	—	—	372,878	372,878
Real Estate Management & Development	—	331,188	—	331,188
Semiconductors & Semiconductor Equipment	—	1,794,913	—	1,794,913
All Other Preferred Stocks+	2,004,732	—	—	2,004,732
Warrants	29,489	96,646	—	126,135
Convertible Preferred Stocks
Banks	—	330,480	—	330,480
All Other Convertible Preferred Stocks+	2,037,804	—	—	2,037,804
Right	40,651	—	—	40,651
Convertible Bonds+	—	16,188,666	—	16,188,666
Floating Rate Loans
Media	—	—	292,000	292,000
All Other Floating Rate Loans+	—	8,236,151	—	8,236,151
Corporate Bonds
Transportation Infrastructure	—	—	518,360	518,360
All Other Corporate Bonds+	—	18,616,289	—	18,616,289
Foreign Bonds+	—	71,580,862	—	71,580,862
Yankee Dollars+	—	21,413,554	—	21,413,554
U.S. Government Agency Mortgage	—	776,880	—	776,880
U.S. Treasury Obligations	—	189,050,405	—	189,050,405
Purchased Options	10,993	10,437,724	—	10,448,717
Exchange Traded Funds	5,455,534	—	—	5,455,534
Securities Held as Collateral for Securities on Loan	—	45,894,168	—	45,894,168
Unaffiliated Investment Companies	27,872,874	—	—	27,872,874

Total Investment Securities	280,557,057	565,979,275	9,940,592	856,476,924

Securities Sold Short	(1,017,147)	—	—	(1,017,147)
Other Financial Instruments:*
Futures Contracts	368,478	—	—	368,478
Written Options	(84,018)	(1,066,048)	—	(1,150,066)
Written Swaptions	—	(1,885)	—	(1,885)
Forward Currency Contracts	—	3,650,129	—	3,650,129
Credit Default Swaps	—	274,287	—	274,287
Interest Rate Swaps	—	218,123	—	218,123
Total Return Swaps	—	141,136	—	141,136

Total Investments	$279,824,370	$569,195,017	$9,940,592	$858,959,979

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts, written options, forward currency contracts, and swaps. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP BlackRock Global Allocation Fund	$500,771,721	$446,878,694

For the year ended December 31, 2014, purchases and sales on long-term U.S. government securities were as follows:

	Purchases	Sales
AZL MVP BlackRock Global Allocation Fund	$60,327,084	$58,989,550

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2014 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets

Delta Topco, Ltd.	5/2/12	$379,997	$615,711	$365,178	0.05%
Delta Topco, Ltd., 10.00%, 11/24/60	5/2/12	650,228	516,343	518,360	0.06%
Dropbox, Inc.	1/28/14	1,827,985	95,700	1,827,985	0.22%
Invitae Corp., Series F	10/8/14	372,878	186,439	372,878	0.05%
Lookout, Inc.	9/19/14	730,222	63,925	730,222	0.09%
Mobileye N.V., Series F, Preferred Shares	8/15/13	426,443	61,095	2,354,113	0.29%
Palantir Technologies, Inc.	3/27/14	712,042	116,157	931,579	0.11%
REI Agro, Ltd., Registered Shares, 5.50%, 11/13/14	2/7/12	300,000	400,000	39,000	0.01%
TerraForm Power, Inc.	11/21/14	359,149	9,032	264,963	0.03%
Uber Technologies, Inc.	3/21/14	1,063,120	17,133	2,283,315	0.28%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Commodities-Related Investment Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The U.S. Commodities Futures Trading Commission has proposed changes to certain of its rules governing investment in commodities by mutual funds, such as the Fund. In the event these changes are adopted, or if there are changes in the tax treatment of the Fund’s direct and indirect investments in commodities, the Fund may be unable to obtain exposure to commodity markets, or may be limited in the extent to which or manner in which it can obtain such exposure.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Security Quality Risk (also known as “High Yield Risk”): The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately

AZL MVP BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2014

speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

8. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $833,975,987. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$61,235,992
Unrealized depreciation	(38,735,055)

Net unrealized appreciation/(depreciation)	$22,500,937

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP BlackRock Global Allocation Fund	$1,807,855	$2,297,326	$4,105,181

(a)	Total distributions paid may differ from the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP BlackRock Global Allocation Fund	$97,679	$88,336	$186,015

(a)	Total distributions paid may differ from the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP BlackRock Global Allocation Fund	$34,285,170	$41,619,827	$—	$21,571,169	$97,476,166

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying consolidated statement of assets and liabilities of AZL MVP BlackRock Global Allocation Fund and Subsidiary (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the consolidated schedule of portfolio investments, as of December 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the periods in the three-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the brokers, custodian and transfer agents of the underlying funds or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 28.93% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $2,297,326.

During the year ended December 31, 2014, the Fund declared net short-term capital gain distributions of $1,444,448.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2016.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreement was approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2014 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 12 Funds, one Fund, the AZL MVP T. Rowe Price Capital Appreciation Fund, did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 43rd, 73rd, 74th, and 86th percentiles respectively, in their [Lipper] peer groups, and for the one year period ended June 30, 2014 they ranked in the 49th, 74th, 32nd, and 82nd percentiles, respectively. For the three year period ended June 30, 2014, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 47th and 27th percentiles of their peer groups, respectively, and for the one year ended June 30, 2014 they ranked in the 69th and 27th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the two year period ended June 30, 2014, the AZL Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 20th, 50th, 12th, and 24th percentiles respectively; the AZL MVP Balanced Index Strategy and AZL MVP Growth Index Strategy Funds ranked in the 30th and 1st percentiles respectively; and the AZL MVP BlackRock Global Allocation, AZL MVP Invesco Equity & Income and the AZL MVP Franklin Templeton Founding Strategy Plus Funds ranked in the 47th, 1st, and 8th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 38th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity & Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 7th percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $9.9 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.8 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	43	None

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® MVP Franklin Templeton

Founding Strategy Plus Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Franklin Templeton Founding Strategy Plus Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Franklin Templeton Founding Strategy Plus Fund.

What factors affected the Fund’s performance for year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® MVP Franklin Templeton Founding Strategy Plus Fund returned 2.33%. That compared to a 10.56% total return for its benchmark, the Balanced Composite Index, which is comprised of an 60% weighting in the S&P 500 Index1 and a 40% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL® MVP Franklin Templeton Founding Strategy Plus Fund is a fund of funds that invests primarily in the shares of another mutual fund—the AZL® Franklin Templeton Founding Strategy Plus Fund—managed by the Manager. This Fund invests in a combination of sub-portfolios, or strategies, each of which is managed by a Franklin Templeton asset manager.

•	Templeton Growth Strategy

•	Franklin Mutual Shares Strategy

•	Franklin Income Strategy

•	Templeton Global Bond Strategy

The Fund also employs the MVP (Managed Volatility Portfolio) risk-management process that primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

The global economy grew moderately during 2014. U.S. economic growth accelerated while growth rates in much of the rest of the world declined. The U.S. Federal Reserve Board ended its asset purchase program in October, while keeping interest rates low. The European Central Bank reduced its main interest rate and implemented an asset purchase program. Japan’s economy entered a recession, and the Bank of Japan expanded its stimulus measures. Global developed market stocks advanced overall during the 12-month period amid a generally accommodative monetary policy environment and continued strength in corporate earnings. Meanwhile, emerging market stocks overall fell amid headwinds such as soft domestic demand, weak exports, plummeting crude oil prices, regional geopolitical tensions and concerns about possible U.S. interest rate increases.

The Fund’s absolute performance benefited from its component funds’ equity holdings in the health care and information technology sectors. However, the energy and industrials sectors weighed on absolute returns. Moreover, while holdings in the U.S. performed well, European stocks declined.*

The Fund underperformed its composite benchmark. Relative performance was hurt by the AZL Templeton Growth Strategy Fund’s stock selection in the energy, industrials and consumer staples sectors. In addition, an overweight position and stock selection in Europe—particularly in the Netherlands and the U.K.—were detrimental. Detractors for the AZL Franklin Mutual Shares

Strategy Fund included holdings in a U.K.-based retailer, a natural resources company, and an offshore contract oil driller. Additionally, the AZL Templeton Global Bond Strategy Fund’s selected bond duration exposures in Europe and the U.S. detracted from relative performance.*

AZL Franklin Mutual Shares Strategy Fund’s investments in a U.S. technology leader, an Israel-based pharmaceutical firm, and a regional grocery retailer were key contributors to the Fund’s relative performance. Driven by modest earnings growth and U.S. economic and employment growth, the AZL Franklin Income Strategy Fund’s equities also performed well.*

The AZL Franklin Income Strategy Fund’s fixed income assets remained positioned largely in high-yield corporate bonds, which performed positively as long-term interest rates declined. Among fixed income investments, communications, consumer non-cyclical, and technology positions benefited performance.*

Some of the Fund’s underlying funds employed currency positions during the period, to varying effect. For instance, the AZL Franklin Mutual Shares Strategy Fund held currency forwards during the period with the goal of somewhat hedging the currency risk of the Fund’s non-U.S. dollar investments. The hedges had a positive impact on the Fund’s performance. However, exposure to several other currencies that also depreciated had a negative effect on relative returns, and overall currency exposures detracted from the Fund’s relative performance.*

In the generally low volatility environment for most of 2014, the MVP risk management process worked as intended and largely maintained a neutral equity allocation relative to its target, resulting in a minimal impact on the Fund’s equity exposure and performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Investors cannot invest directly in an index.

1

AZL® MVP Franklin Templeton Founding Strategy Plus Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with income as a secondary goal. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in shares of another mutual fund managed by the manager, the AZL® Franklin Templeton Founding Strategy Plus Fund, combined with the MVP risk management process.

Investment Concerns

The Fund invests in an underlying fund, so its investment performance is directly related to the performance of that underlying fund. Before investing, investors should assess the risks associated with and types of investments made by of the underlying fund in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	Since Inception (4/30/12)
AZL® MVP Franklin Templeton Founding Strategy Plus Fund	2.33%	9.91%
Balanced Composite Index	10.56%	11.77%
S&P 500 Index	13.69%	18.16%
Barclays U.S. Aggregate Bond Index	5.97%	2.46%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® MVP Franklin Templeton Founding Strategy Plus Fund	1.16%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.15% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.17%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 60% of the Standard & Poor’s 500 Index (“S&P 500”) and 40% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Franklin Templeton Founding Strategy Plus Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$967.10	$0.74	0.15%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$1,000.00	$1,024.45	$0.77	0.15%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	95.4%
Money Market	3.0

Total Investment Securities	98.4
Net other assets (liabilities)	1.6

Net Assets	100.0%

3

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Affiliated Investment Company (95.4%):
20,665,201	AZL Franklin Templeton Founding Strategy Plus Fund	$283,526,559

Total Affiliated Investment Company (Cost $272,955,571)		283,526,559

Unaffiliated Investment Company (3.0%):
9,000,236	Goldman Sachs Financial Square Federal Fund, Institutional Shares, 0.61%(a)	9,000,236

Total Unaffiliated Investment Company (Cost $9,000,236)		9,000,236

Total Investment Securities (Cost $281,955,807)(b) — 98.4%		292,526,795
Net other assets (liabilities) — 1.6%		4,663,883

Net Assets — 100.0%		$297,190,678

Percentages indicated are based on net assets as of December 31, 2014.

(a)	The rate represents the effective yield at December 31, 2014.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $6,076,894 has been segregated to cover margin requirements for the following open contracts as of December 31, 2014:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/20/15	47	$5,959,453	$31,419
S&P 500 Index E-Mini March Futures	Long	3/20/15	87	8,927,940	142,233

Total					$173,652

See accompanying notes to the financial statements.

4

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in non-affiliates, at cost	$9,000,236
Investments in affiliates, at cost	272,955,571

Total Investment securities, at cost	$281,955,807

Investments in non-affiliates, at value	$9,000,236
Investments in affiliates, at value	283,526,559

Total Investment securities, at value	292,526,795
Segregated cash for collateral	6,076,894
Interest and dividends receivable	30
Receivable for capital shares issued	104,488
Receivable for affiliated investments sold	759,746
Receivable for variation margin on futures contracts	10,281
Prepaid expenses	2,531

Total Assets	299,480,765

Liabilities:
Cash overdraft	838,093
Payable for capital shares redeemed	1,313,507
Payable for variation margin on futures contracts	105,909
Manager fees payable	27,739
Administration fees payable	986
Custodian fees payable	39
Administrative and compliance services fees payable	220
Trustee fees payable	4
Other accrued liabilities	3,590

Total Liabilities	2,290,087

Net Assets	$297,190,678

Net Assets Consist of:
Capital	$276,951,049
Accumulated net investment income/(loss)	4,497,800
Accumulated net realized gains/(losses) from investment transactions	4,997,189
Net unrealized appreciation/(depreciation) on investments	10,744,640

Net Assets	$297,190,678

Shares of beneficial interest (unlimited number of shares authorized, no par value)	23,788,658
Net Asset Value (offering and redemption price per share)	$12.49

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends from affiliates	$4,077,548
Dividends	266

Total Investment Income	4,077,814

Expenses:
Manager fees	259,299
Administration fees	51,897
Custodian fees	1,473
Administrative and compliance services fees	3,084
Trustee fees	11,838
Professional fees	10,399
Shareholder reports	20,625
Recoupment of prior expenses reimbursed by the manager	26,314
Other expenses	4,000

Total expenses	388,929

Net Investment Income/(Loss)	3,688,885

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	500,172
Net realized gains distributions from affiliated underlying funds	4,320,318
Net realized gains/(losses) on futures contracts	1,263,267
Change in net unrealized appreciation/depreciation on investments	(5,362,457)

Net Realized/Unrealized Gains/(Losses) on Investments	721,300

Change in Net Assets Resulting From Operations	$4,410,185

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Franklin Templeton Founding Strategy Plus Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,688,885	$2,057,931
Net realized gains/(losses) on investment transactions	6,083,757	2,052,051
Change in unrealized appreciation/depreciation on investments	(5,362,457)	14,414,871

Change in net assets resulting from operations	4,410,185	18,524,853

Dividends to Shareholders:
From net investment income	(2,465,868)	—
From net realized gains	(1,821,593)	(17,003)

Change in net assets resulting from dividends to shareholders	(4,287,461)	(17,003)

Capital Transactions:
Proceeds from shares issued	100,908,487	152,201,330
Proceeds from dividends reinvested	4,287,461	17,003
Value of shares redeemed	(12,645,781)	(10,854,959)

Change in net assets resulting from capital transactions	92,550,167	141,363,374

Change in net assets	92,672,891	159,871,224
Net Assets:
Beginning of period	204,517,787	44,646,563

End of period	$297,190,678	$204,517,787

Accumulated net investment income/(loss)	$4,497,800	$2,465,858

Share Transactions:
Shares issued	7,973,033	13,252,470
Dividends reinvested	334,435	1,456
Shares redeemed	(1,026,114)	(990,777)

Change in shares	7,281,354	12,263,149

See accompanying notes to the financial statements.

6

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2014	Year Ended December 31, 2013	April 27, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$12.39	$10.52	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.12	0.12	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	0.17	1.75	0.56

Total from Investment Activities	0.29	1.87	0.69

Dividends to Shareholders From:
Net Investment Income	(0.11)	—	(0.13)
Net Realized Gains	(0.08)	— (b)	(0.04)

Total Dividends	(0.19)	— (b)	(0.17)

Net Asset Value, End of Period	$12.49	$12.39	$10.52

Total Return(c)	2.33%	17.79%	6.87	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$297,191	$204,518	$44,647
Net Investment Income/(Loss) (e)	1.42%	1.75%	3.46%
Expenses Before Reductions*(e)(f)	0.15%	0.17%	0.48%
Expenses Net of Reductions*(e)	0.15%	0.15%	0.15%
Portfolio Turnover Rate	4%	9%	34	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations. During the period from April 30, 2012 to December 10, 2012, the Fund’s primary vehicle for gaining exposure to derivatives was through investments in its wholly-owned and controlled subsidiary , the AZL MVP FTFSP Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Franklin Templeton Founding Strategy Plus Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2014

Futures Contracts

During the year ended December 31, 2014, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $14.9 million as of December 31, 2014. The monthly average notional amount for these contracts was $13.1 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$142,233	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate		31,419		—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$1,069,768	$(74,133)

Interest Rate Risk Exposure

Interest Rate		193,499	103,192

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Franklin Templeton Founding Strategy Plus Fund	0.10%	0.15%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2014, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2015	Expires 12/31/2016	Total
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$7,308	$24,263	$31,571

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

9

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2014

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2014, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2014 is as follows:

	Fair Value 12/31/13	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/14	Dividend Income

AZL Franklin Templeton Founding Strategy Plus Fund	$194,037,955	$103,010,916	$(8,630,967)	$500,172	$(5,391,517)	$283,526,559	$4,077,548

	$194,037,955	$103,010,916	$(8,630,967)	$500,172	$(5,391,517)	$283,526,559	$4,077,548

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $2,955 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1— quoted prices in active markets for identical assets
—	Level 2— other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3— significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Company	$283,526,559	$—	$283,526,559
Unaffiliated Investment Company	9,000,236	—	9,000,236

Total Investment Securities	292,526,795	—	292,526,795

Other Financial Instruments:*
Futures Contracts	173,652	—	173,652

Total Investments	$292,700,447	$—	$292,700,447

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

10

AZL MVP Franklin Templeton Founding Strategy Plus Fund

Notes to the Financial Statements

December 31, 2014

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$103,010,916	$8,630,967

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $282,092,254. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$10,570,988
Unrealized depreciation	(136,447)

Net unrealized appreciation/(depreciation)	$10,434,541

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$2,795,652	$1,491,809	$4,287,461

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$417	$16,586	$17,003

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Franklin Templeton Founding Strategy Plus Fund	$5,014,725	$4,790,363	$—	$10,434,541	$20,239,629

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Concentration of Investments

As of December 31, 2014, the Fund’s investment in the AZL Franklin Templeton Founding Strategy Plus Fund, which is affiliated with the Investment Adviser, represented greater than 90% of the Fund’s net assets. The financial statements of the AZL Franklin Templeton Founding Strategy Plus Fund are attached hereto.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Franklin Templeton Founding Strategy Plus Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

12

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 24.18% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $1,491,809.

During the year ended December 31, 2014, the Fund declared net short-term capital gain distributions of $329,784.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2016.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreement was approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

15

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2014 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 12 Funds, one Fund, the AZL MVP T. Rowe Price Capital Appreciation Fund, did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 43rd, 73rd, 74th, and 86th percentiles respectively, in their [Lipper] peer groups, and for the one year period ended June 30, 2014 they ranked in the 49th, 74th, 32nd, and 82nd percentiles, respectively. For the three year period ended June 30, 2014, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 47th and 27th percentiles of their peer groups, respectively, and for the one year ended June 30, 2014 they ranked in the 69th and 27th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the two year period ended June 30, 2014, the AZL Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 20th, 50th, 12th, and 24th percentiles respectively; the AZL MVP Balanced Index Strategy and AZL MVP Growth Index Strategy Funds ranked in the 30th and 1st percentiles respectively; and the AZL MVP BlackRock Global Allocation, AZL MVP Invesco Equity & Income and the AZL MVP Franklin Templeton Founding Strategy Plus Funds ranked in the 47th, 1st, and 8th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 38th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity & Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 7th percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $9.9 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.8 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

16

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd.Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	43	None

17

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

18

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL MVP FusionSM Balanced Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL MVP FusionSM Balanced Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL MVP FusionSM Balanced Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL MVP FusionSM Balanced Fund returned 4.59%. That compared to a 9.79% total return for its benchmark, the Balanced Composite Index, which is comprised of equal weightings in the S&P 500 Index1 and the Barclays U.S. Aggregate Bond Index2.

The AZL MVP FusionSM Balanced Fund is a fund of funds that achieves broad diversification by investing in underlying funds. It was invested in 29 funds at year-end. The Balanced Fund typically holds between 40% and 60% of its assets in equity funds and 40% to 60% of its assets in fixed income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

The U.S. equity market produced positive returns during the period, with the S&P 500 Index gaining 13.69%. Economic activity recovered after facing a contraction at the start of the year as extreme weather conditions across much of the U.S. created a challenging economic environment. Several economic indicators showed positive direction for most of the year. The U.S. employment situation improved, consumer confidence rose higher, the manufacturing sector rebounded, inflation remained below its long-term trend and the housing sector steadily improved. Consumers also benefited from the significant drop in oil prices that occurred toward the end of the year. The U.S. Federal Reserve (the Fed) exited its quantitative easing program by slowly reducing its bond purchases throughout the year, and concluded the program by making the final $15 billion purchase in October. Despite the continued economic gains, the Fed remained committed to keeping short-term interest rates anchored near zero until the economy could show further improvement.

Developed international equity markets lagged, with the MSCI EAFE Index declining 4.90% during the period. A continued weakness in Europe in addition to the contraction in Japan’s gross domestic product3 signaled further divergence between the U.S. and other major developed economies in 2014. Attempts to stimulate growth in Europe and Japan were met with varying degrees of success. One outcome from these stimulative efforts has been continued strength in the U.S. dollar. This currency impact has created an additional headwind for international returns. Emerging markets also faced challenges in 2014, with the MSCI Emerging Markets Index declining 2.19% during this period. Concerns about growth in China and the strength of the U.S. dollar weighed on the outlook for emerging countries in 2014.

Fixed income markets benefited from a decline in long-term interest rates during the last 12 months with the 10-year U.S. Treasury yield dropping 87 basis points (0.87%) during this period. Bond prices increase when interest rates decrease. Against this backdrop, the Barclays Capital U.S. Aggregate Bond Index gained 5.97%. Other segments of fixed income markets lagged during the year. Treasury inflation-protected securities (TIPS) trailed during the year.

High-yield bonds also faced lower returns as lower oil prices put pressure on leveraged companies in the energy sector and investors’ sensitivity to lower rated credit exposure increased. Global bonds experienced relative weakness during the period as well.

The Fund underperformed its composite benchmark in 2014 due to exposure to a broad range of asset classes that underperformed the composite benchmark, along with underperformance from a select group of underlying funds. Relative performance was hurt by the Fund’s allocation to small- and mid-cap stocks, international equities and emerging market equities. In the Fund’s fixed income holdings, exposure to TIPS, high-yield and global bonds detracted from results. The Fund’s relative performance was also hampered by a select number of underlying funds that lagged their stated benchmark. A select group of underlying funds within small cap, international equity and high-yield bonds beat their stated benchmark, positively contributing to relative performance.*

In the generally low volatility environment for most of 2014, the MVP risk management process worked as intended and largely maintained a neutral equity allocation relative to its target, resulting in a minimal impact on the Fund’s equity exposure and performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
[3]	Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Investors cannot invest directly in an index.

1

AZL MVP FusionSM Balanced Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	Since Inception (4/29/05)
AZL MVP FusionSM Balanced Fund	4.59%	9.10%	7.40%	5.34%
Balanced Composite Index	9.79%	11.39%	10.20%	7.00%
S&P 500 Index	13.69%	20.41%	15.45%	8.40%
Barclays U.S. Aggregate Bond Index	5.97%	2.66%	4.45%	4.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL MVP FusionSM Balanced Fund	1.07%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.30% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.22%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 50% of the Standard & Poor’s 500 Index (“S&P 500”) and 50% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Balanced Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Balanced Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MVP Fusion Balanced Fund	$1,000.00	$1,002.90	$1.11	0.22%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MVP Fusion Balanced Fund	$1,000.00	$1,024.10	$1.12	0.22%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	47.5%
Domestic Equities	31.2
International Equities	16.4
Money Market	3.1

Total Investment Securities	98.2
Net other assets (liabilities)	1.8

Net Assets	100.0%

3

AZL MVP Fusion Balanced Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Affiliated Investment Companies (95.1%):
1,066,866	AZL BlackRock Capital Appreciation Fund	$19,875,712
1,302,129	AZL Dreyfus Research Growth Fund	19,727,257
1,180,083	AZL Federated Clover Small Value Fund	26,186,044
2,212,284	AZL Gateway Fund	26,259,806
2,384,090	AZL International Index Fund	36,428,892
1,989,506	AZL Invesco Growth and Income Fund	32,548,310
2,026,476	AZL Invesco International Equity Fund	37,266,902
2,872,101	AZL JPMorgan International Opportunities Fund	49,084,204
3,134,546	AZL JPMorgan U.S. Equity Fund	51,657,319
14,180,226	AZL MetWest Total Return Bond Fund	142,794,878
865,014	AZL MFS Investors Trust Fund	19,852,080
1,073,737	AZL MFS Mid Cap Value Fund	13,475,398
2,984,738	AZL MFS Value Fund	38,891,140
573,057	AZL Mid Cap Index Fund	13,461,097
1,783,212	AZL Morgan Stanley Global Real Estate Fund	19,811,486
773,944	AZL Morgan Stanley Mid Cap Growth Fund	13,110,612
2,089,367	AZL NFJ International Value Fund	24,048,617
2,268,211	AZL Oppenheimer Discovery Fund	32,684,920
14,118,902	AZL Pyramis Core Bond Fund	143,165,670
1,718,206	AZL Russell 1000 Growth Index Fund	29,398,512

Shares		Fair Value

Affiliated Investment Companies, continued
3,691,621	AZL Russell 1000 Value Index Fund	$54,709,819
1,608,247	AZL Schroder Emerging Markets Equity Fund, Class 2	11,804,530
1,764,358	AZL Wells Fargo Large Cap Growth Fund	19,884,319
1,441,724	NFJ Dividend Value Portfolio	19,823,707
1,307,698	PIMCO PVIT Global Advantage Strategy Bond Portfolio	12,318,514
4,881,409	PIMCO PVIT High Yield Portfolio	38,611,944
7,277,124	PIMCO PVIT Low Duration Portfolio	76,991,971
3,936,391	PIMCO PVIT Real Return Portfolio	50,425,165
12,753,854	PIMCO PVIT Total Return Portfolio	142,843,162

Total Affiliated Investment Companies (Cost $1,010,386,407)		1,217,141,987

Unaffiliated Investment Company (3.1%):
40,001,049	Goldman Sachs Financial Square Federal Fund, Institutional Shares, 0.61%(a)	$40,001,049

Total Unaffiliated Investment Company (Cost $40,001,049)		40,001,049

Total Investment Securities (Cost $1,050,387,456)(b) — 98.2%		$1,257,143,036
Net other assets (liabilities) — 1.8%		23,429,495

Net Assets — 100.0%		$1,280,572,531

Percentages indicated are based on net assets as of December 31, 2014.

(a)	The rate represents the effective yield at December 31, 2014.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $24,302,966 has been segregated to cover margin requirements for the following open contracts as of December 31, 2014:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/20/15	253	$32,079,609	$172,552
S&P 500 Index E-Mini March Futures	Long	3/20/15	309	31,709,580	508,596

Total					$681,148

See accompanying notes to the financial statements.

4

AZL MVP Fusion Balanced Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in non-affiliates, at cost	$40,001,049
Investments in affiliates, at cost	1,010,386,407

Total Investment securities, at cost	$1,050,387,456

Investments in non-affiliates, at value	$40,001,049
Investments in affiliates, at value	1,217,141,987

Total Investment securities, at value	1,257,143,036
Segregated cash for collateral	24,302,966
Interest and dividends receivable	1,408,367
Receivable for affiliated investments sold	727,118
Receivable for variation margin on futures contracts	56,908
Prepaid expenses	10,755

Total Assets	1,283,649,150

Liabilities:
Cash overdraft	825,773
Payable for affiliated investments purchased	1,359,958
Payable for capital shares redeemed	250,748
Payable for variation margin on future contracts	377,073
Manager fees payable	217,975
Administration fees payable	3,742
Custodian fees payable	427
Administrative and compliance services fees payable	3,540
Trustee fees payable	71
Other accrued liabilities	37,312

Total Liabilities	3,076,619

Net Assets	$1,280,572,531

Net Assets Consist of:
Capital	$1,022,254,900
Accumulated net investment income/(loss)	16,427,354
Accumulated net realized gains/(losses) from investment transactions	34,453,549
Net unrealized appreciation/(depreciation) on investments	207,436,728

Net Assets	$1,280,572,531

Shares of beneficial interest (unlimited number of shares authorized, no par value)	98,264,878
Net Asset Value (offering and redemption price per share)	$13.03

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends from affiliates	$17,389,932
Dividends	1,183

Total Investment Income	17,391,115

Expenses:
Manager fees	2,579,333
Administration fees	59,541
Custodian fees	1,978
Administrative and compliance services fees	17,546
Trustee fees	68,153
Professional fees	56,191
Shareholder reports	36,364
Other expenses	26,999

Total expenses	2,846,105

Net Investment Income/(Loss)	14,545,010

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	25,604,012
Net realized gains distributions from affiliated underlying funds	20,688,937
Net realized gains/(losses) on futures contracts	5,872,701
Change in net unrealized appreciation/depreciation on investments	(8,187,229)

Net Realized/Unrealized Gains/(Losses) on Investments	43,978,421

Change in Net Assets Resulting From Operations	$58,523,431

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Fusion Balanced Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$14,545,010	$14,890,050
Net realized gains/(losses) on investment transactions	52,165,650	22,809,040
Change in unrealized appreciation/depreciation on investments	(8,187,229)	87,492,609

Change in net assets resulting from operations	58,523,431	125,191,699

Dividends to Shareholders:
From net investment income	(17,586,673)	(20,989,730)

Change in net assets resulting from dividends to shareholders	(17,586,673)	(20,989,730)

Capital Transactions:
Proceeds from shares issued	29,886,573	59,235,936
Proceeds from shares issued in merger	—	163,914,260
Proceeds from dividends reinvested	17,586,673	20,989,730
Value of shares redeemed	(90,500,923)	(83,571,863)

Change in net assets resulting from capital transactions	(43,027,677)	160,568,063

Change in net assets	(2,090,919)	264,770,032
Net Assets:
Beginning of period	1,282,663,450	1,017,893,418

End of period	$1,280,572,531	$1,282,663,450

Accumulated net investment income/(loss)	$16,427,354	$17,586,643

Share Transactions:
Shares issued	2,325,667	4,878,467
Shares issued in merger	—	13,582,062
Dividends reinvested	1,359,094	1,750,603
Shares redeemed	(7,031,350)	(6,931,870)

Change in shares	(3,346,589)	13,279,262

See accompanying notes to the financial statements.

6

AZL MVP Fusion Balanced Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.62	$11.52	$10.55	$10.92	$10.10

Investment Activities:
Net Investment Income/(Loss)	0.15	0.12	0.17	0.17	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	0.44	1.19	1.03	(0.27)	1.00

Total from Investment Activities	0.59	1.31	1.20	(0.10)	1.10

Dividends to Shareholders From:
Net Investment Income	(0.18)	(0.21)	(0.23)	(0.27)	(0.28)

Total Dividends	(0.18)	(0.21)	(0.23)	(0.27)	(0.28)

Net Asset Value, End of Period	$13.03	$12.62	$11.52	$10.55	$10.92

Total Return(a)	4.59%	11.46%	11.39%	(0.90)%	11.07%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,280,573	$1,282,663	$1,017,893	$909,669	$818,193
Net Investment Income/(Loss)	1.13%	1.27%	1.48%	1.85%	1.75%
Expenses Before Reductions*(b)	0.22%	0.22%	0.23%	0.23%	0.24%
Expenses Net of Reductions*	0.22%	0.21%	0.18%	0.18%	0.19%
Portfolio Turnover Rate(c)	23%	6%	32%	20%	34%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Balanced Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2014, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in

8

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2014

accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $63.8 million as of December 31, 2014. The monthly average notional amount for these contracts was $64.5 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$508,596	Payable for variation margin on futures contracts	$—

Interest Risk Exposure

Interest Rate		172,552		—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$4,727,672	$(644,832)

Interest Rate Risk Exposure

Interest Rate		1,145,029	762,337

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Fusion Balanced Fund	0.20%	0.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

9

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2014

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2014, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2014 is as follows:

	Fair Value 12/31/13	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/14	Dividend Income
AZL BlackRock Capital Appreciation Fund	$33,933,292	$1,990,300	$(15,202,122)	$6,271,290	$(7,117,048)	$19,875,712	$—
AZL Dreyfus Research Growth Fund	20,729,755	1,074,251	(2,643,346)	662,769	(96,172)	19,727,257	31,000
AZL Federated Clover Small Cap Value Fund	27,211,930	3,424,247	(3,073,243)	686,008	(2,062,898)	26,186,044	216,160
AZL Gateway Fund	24,882,176	970,474	(75,624)	3,594	479,186	26,259,806	307,074
AZL International Index Fund	39,779,632	1,714,024	(2,051,201)	335,372	(3,348,935)	36,428,892	672,473
AZL Invesco Growth and Income Fund	33,611,240	1,357,458	(4,204,919)	1,029,337	755,194	32,548,310	322,167
AZL Invesco International Equity Fund	40,104,083	574,292	(2,990,618)	545,939	(966,794)	37,266,902	574,292
AZL JPMorgan International Opportunities Fund	52,813,077	2,569,860	(1,805,951)	151,635	(4,644,417)	49,084,204	687,740
AZL JPMorgan U.S. Equity Fund	53,175,292	562,772	(8,674,417)	3,126,225	3,467,447	51,657,319	383,567
AZL MetWest Total Return Bond Fund	—	143,252,309	(1,458,711)	9,818	991,462	142,794,878	—
AZL MFS Investors Trust Fund	27,274,954	539,234	(9,445,696)	3,270,103	(1,786,515)	19,852,080	142,035
AZL MFS Mid Cap Value Fund	14,167,709	599,579	(2,077,304)	623,067	162,347	13,475,398	44,372
AZL MFS Value Fund	40,309,587	550,441	(5,277,014)	1,600,404	1,707,722	38,891,140	535,465
AZL Mid Cap Index Fund	14,081,751	546,501	(1,789,823)	446,165	176,503	13,461,097	86,828
AZL Morgan Stanley Global Real Estate Fund	17,452,099	1,031,831	(945,180)	95,167	2,177,569	19,811,486	185,731
AZL Morgan Stanley Mid Cap Growth Fund	14,157,027	1,786,732	(1,800,977)	460,634	(1,492,804)	13,110,612	—
AZL NFJ International Value Fund	26,544,103	1,690,413	(1,396,604)	(144,800)	(2,644,495)	24,048,617	484,151
AZL Oppenheimer Discovery Fund	33,833,372	6,710,399	(5,310,222)	1,119,849	(3,668,478)	32,684,920	—
AZL Pyramis Core Bond Fund	107,710,687	35,154,778	(3,832,802)	41,345	4,091,662	143,165,670	2,027,679
AZL Russell 1000 Growth Index Fund	33,685,156	2,325,769	(7,700,528)	2,204,374	(1,116,259)	29,398,512	281,561
AZL Russell 1000 Value Index Fund	53,011,675	7,397,370	(6,432,153)	1,046,911	(313,984)	54,709,819	807,287
AZL Schroder Emerging Markets Equity Fund, Class 2	12,215,936	952,308	(672,660)	(30,529)	(660,525)	11,804,530	74,287
AZL Wells Fargo Large Cap Growth Fund	—	19,128,000	(1,555,498)	116,785	2,195,032	19,884,319	—
NFJ Dividend Value Portfolio	20,519,827	1,096,910	(2,598,603)	588,806	216,767	19,823,707	396,614
PIMCO PVIT Global Advantage Strategy Bond Portfolio	35,431,823	1,126,591	(24,396,369)	(22,471)	178,940	12,318,514	368,160
PIMCO PVIT High Yield Portfolio	37,242,198	2,318,531	(153,643)	(2,610)	(792,532)	38,611,944	2,041,431
PIMCO PVIT Low Duration Portfolio	60,669,474	17,004,766	(395,044)	(5,847)	(281,378)	76,991,971	830,251
PIMCO PVIT Real Return Portfolio	60,373,633	1,033,895	(12,152,704)	(1,296,073)	2,466,414	50,425,165	745,544
PIMCO PVIT Total Return Portfolio	235,341,567	24,924,072	(122,704,051)	606,121	4,675,453	142,843,162	4,698,047
PIMCO PVIT Unconstrained Bond Portfolio	48,043,051	3,089,204	(52,143,681)	2,064,624	(1,053,198)	—	446,016

	$1,218,306,106	$286,497,311	$(304,960,708)	$25,604,012	$(8,304,734)	$1,217,141,987	$17,389,932

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

10

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2014

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $15,479 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Affiliated Investment Company	$1,217,141,987	$—	$1,217,141,987
Unaffiliated Investment Company	40,001,049	—	40,001,049

Total Investment Securities	1,257,143,036	—	1,257,143,036

Other Financial Instruments:*
Futures Contracts	681,148	—	681,148

Total Investments	$1,257,824,184	$—	$1,257,824,184

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Fusion Balanced Fund	$286,497,311	$304,960,708

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

11

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2014

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $1,064,676,067. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$209,000,897
Unrealized depreciation	(16,533,928)

Net unrealized appreciation/(depreciation)	$192,466,969

During the year ended December 31, 2014, the Fund utilized $923,166 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Balanced Fund	$17,586,673	$—	$17,586,673

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Balanced Fund	$20,989,730	$—	$20,989,730

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Fusion Balanced Fund	$18,065,900	$47,784,762	$—	$192,466,969	$258,317,631

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Acquisition of Funds

On April 26, 2013, the Fund acquired all of the net assets of the AZL MVP Fusion Balanced Fund, an open-end investment company, pursuant to a plan of reorganization approved by AZL MVP Fusion Balanced Fund shareholders on April 24, 2013. The purpose of the transaction was to combine two funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 13,582,062 shares of the Fund, valued at $163,914,260, for 14,487,093 shares of the AZL MVP Fusion Balanced Fund outstanding on April 26, 2013.

The investment portfolio of the AZL MVP Fusion Balanced Fund, with a fair value of $155,679,588 and identified cost of $145,773,551 at April 26, 2013, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the AZL MVP Fusion Balanced Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Fund were $1,049,479,786. All fees and expenses incurred by the AZL MVP Fusion Balanced Fund and the Fund directly in connection with the plan of reorganization were borne by the Funds.

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2013, are as follows:

Net investment income/(loss)	$15,146,714
Net realized/unrealized gains/losses)	116,999,565

Change in net assets resulting from operations	$132,1496,279

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the AZL MVP Fusion Balanced Fund that have been included in the Fund’s statement of operations since April 26, 2013.

12

AZL MVP Fusion Balanced Fund

Notes to the Financial Statements

December 31, 2014

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Fusion Balanced Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

14

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 26.01% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

15

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2016.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreement was approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

17

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2014 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 12 Funds, one Fund, the AZL MVP T. Rowe Price Capital Appreciation Fund, did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 43rd, 73rd, 74th, and 86th percentiles respectively, in their [Lipper] peer groups, and for the one year period ended June 30, 2014 they ranked in the 49th, 74th, 32nd, and 82nd percentiles, respectively. For the three year period ended June 30, 2014, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 47th and 27th percentiles of their peer groups, respectively, and for the one year ended June 30, 2014 they ranked in the 69th and 27th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the two year period ended June 30, 2014, the AZL Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 20th, 50th, 12th, and 24th percentiles respectively; the AZL MVP Balanced Index Strategy and AZL MVP Growth Index Strategy Funds ranked in the 30th and 1st percentiles respectively; and the AZL MVP BlackRock Global Allocation, AZL MVP Invesco Equity & Income and the AZL MVP Franklin Templeton Founding Strategy Plus Funds ranked in the 47th, 1st, and 8th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 38th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity & Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 7th percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $9.9 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.8 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	43	None

19

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

20

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL MVP FusionSM Conservative Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL MVP FusionSM Conservative Fund Review (unaudited)

Allianz Investment Management LLC serves as Manager for the AZL MVP FusionSM Conservative Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL MVP FusionSM Conservative Fund returned 4.81%. That compared to an 8.63% total return for its benchmark, the Conservative Composite Index, which is comprised of a 35% weighting in the S&P 500 Index1 and a 65% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL MVP FusionSM Conservative Fund is a fund of funds that achieves broad diversification by investing in underlying funds. It was invested in 27 funds at year-end. The Conservative Fund typically holds between 25% and 45% of its assets in equity funds and 55% to 75% of its assets in fixed income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

The U.S. equity market produced positive returns during the period, with the S&P 500 Index gaining 13.69%. Economic activity recovered after facing a contraction at the start of the year as extreme weather conditions across much of the U.S. created a challenging economic environment. Several economic indicators showed positive direction for most of the year. The U.S. employment situation improved, consumer confidence rose higher, the manufacturing sector rebounded, inflation remained below its long-term trend and the housing sector steadily improved. Consumers also benefited from the significant drop in oil prices that occurred toward the end of the year. The U.S. Federal Reserve (the Fed) exited its quantitative easing program by slowly reducing its bond purchases throughout the year, and concluded the program by making the final $15 billion purchase in October. Despite the continued economic gains, the Fed remained committed to keeping short-term interest rates anchored near zero until the economy could show further improvement.

Developed international equity markets lagged, with the MSCI EAFE Index declining 4.90% during the period. A continued weakness in Europe in addition to the contraction in Japan’s gross domestic product3 signaled further divergence between the U.S. and other major developed economies in 2014. Attempts to stimulate growth in Europe and Japan were met with varying degrees of success. One outcome from these stimulative efforts has been continued strength in the U.S. dollar. This currency impact has created an additional headwind for international returns.

Fixed income markets benefited from a decline in long-term interest rates during the last 12 months with the 10-year U.S. Treasury yield dropping 87 basis points (0.87%) during this period. Bond prices increase when interest rates decrease. Against this backdrop, the Barclays Capital U.S. Aggregate Bond Index gained 5.97%. Other segments of fixed income markets lagged during the year. Treasury inflation-protected securities (TIPS) trailed during the year. High-yield bonds also faced lower returns as lower oil prices put pressure on leveraged companies in the energy sector and investors’ sensitivity to lower rated credit exposure increased. Global bonds experienced relative weakness during the period as well.

The Fund underperformed its composite benchmark in 2014 due to exposure to a broad range of asset classes that underperformed the composite benchmark, along with underperformance from a select group of underlying funds. Relative performance was hurt by the Fund’s allocation to small- and mid-cap stocks and international equities. Among the Fund’s fixed income holdings, exposure to TIPS, high-yield and global bonds also dragged on relative results. The Fund’s relative performance was also hampered by a select number of underlying funds that lagged their stated benchmark. A select group of underlying funds within small cap international equity and high-yield bonds beat their stated benchmark, positively contributing to relative performance.*

In the generally low volatility environment for most of 2014, the MVP risk management process worked as intended and largely maintained a neutral equity allocation relative to its target, resulting in a minimal impact on the Fund’s equity exposure and performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
[3]	Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Investors cannot invest directly in an index.

1

AZL MVP FusionSM Conservative Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important consideration. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	Since Inception (10/23/09)
AZL MVP FusionSM Conservative Fund	4.81%	7.98%	7.05%	7.15%
Conservative Composite Index	8.63%	8.74%	8.52%	8.50%
S&P 500 Index	13.69%	20.41%	15.45%	15.67%
Barclays U.S. Aggregate Bond Index	5.97%	2.66%	4.45%	4.33%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL MVP FusionSM Conservative Fund	1.03%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.35% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.24%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Conservative Composite Index”), which is comprised of 35% of the Standard & Poor’s 500 Index (“S&P 500”) and 65% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

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AZL MVP Fusion Conservative Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Conservative Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MVP Fusion Conservative Fund	$1,000.00	$1,006.30	$1.21	0.24%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MVP Fusion Conservative Fund	$1,000.00	$1,024.00	$1.22	0.24%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	61.5%
Domestic Equities	24.2
International Equities	9.0
Money Market	2.6

Total Investment Securities	97.3
Net other assets (liabilities)	2.7

Net Assets	100.0%

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AZL MVP Fusion Conservative Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Affiliated Investment Companies (94.7%):
146,453	AZL BlackRock Capital Appreciation Fund	$2,728,425
178,425	AZL Dreyfus Research Growth Fund	2,703,135
183,216	AZL Federated Clover Small Value Fund	4,065,573
343,443	AZL Gateway Fund	4,076,672
349,857	AZL International Index Fund	5,345,818
411,989	AZL Invesco Growth and Income Fund	6,740,134
295,275	AZL Invesco International Equity Fund	5,430,116
312,549	AZL JPMorgan International Opportunities Fund	5,341,461
490,829	AZL JPMorgan U.S. Equity Fund	8,088,866
3,747,727	AZL MetWest Total Return Bond Fund	37,739,616
118,761	AZL MFS Investors Trust Fund	2,725,571
216,915	AZL MFS Mid Cap Value Fund	2,722,282
620,609	AZL MFS Value Fund	8,086,530
115,919	AZL Mid Cap Index Fund	2,722,937
244,057	AZL Morgan Stanley Global Real Estate Fund	2,711,474
160,289	AZL Morgan Stanley Mid Cap Growth Fund	2,715,303
376,221	AZL Oppenheimer Discovery Fund	5,421,347
3,725,695	AZL Pyramis Core Bond Fund	37,778,544
178,609	AZL Russell 1000 Growth Index Fund	3,056,008
567,236	AZL Russell 1000 Value Index Fund	8,406,436

Shares		Fair Value
Affiliated Investment Companies, continued
241,571	AZL Wells Fargo Large Cap Growth Fund	$2,722,503
295,599	NFJ Dividend Value Portfolio	4,064,492
282,510	PIMCO PVIT Global Advantage Strategy Bond Portfolio	2,661,241
1,728,945	PIMCO PVIT High Yield Portfolio	13,675,957
2,298,365	PIMCO PVIT Low Duration Portfolio	24,316,703
1,045,756	PIMCO PVIT Real Return Portfolio	13,396,134
3,371,455	PIMCO PVIT Total Return Portfolio	37,760,300

Total Affiliated Investment Companies (Cost $234,405,120)		257,203,578

Unaffiliated Investment Company (2.6%):
7,000,184	Goldman Sachs Financial Square Federal Fund, Institutional Shares, 0.61%(a)	7,000,184

Total Unaffiliated Investment Company (Cost $7,000,184)		7,000,184

Total Investment Securities (Cost $241,405,304)(b) — 97.3%		264,203,762
Net other assets (liabilities) — 2.7%		7,239,662

Net Assets — 100.0%		$271,443,424

Percentages indicated are based on net assets as of December 31, 2014.

(a)	The rate represents the effective yield at December 31, 2014.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $6,563,539 has been segregated to cover margin requirements for the following open contracts as of December 31, 2014:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/20/15	69	$8,748,984	$47,763
S&P 500 Index E-Mini March Futures	Long	3/20/15	45	4,617,900	74,479

Total					$122,242

See accompanying notes to the financial statements.

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AZL MVP Fusion Conservative Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in non-affiliates, at cost	$7,000,184
Investments in affiliates, at cost	234,405,120

Total Investment securities, at cost	$241,405,304

Investments in non-affiliates, at value	$7,000,184
Investments in affiliates, at value	257,203,578

Total Investment securities, at value	264,203,762
Segregated cash for collateral	6,563,539
Interest and dividends receivable	394,561
Receivable for capital shares issued	780,703
Receivable for investments sold	58,539
Receivable for variation margin on futures contracts	15,094
Prepaid expenses	2,308

Total Assets	272,018,506

Liabilities:
Cash overdraft	74,326
Payable for affiliated investments purchased	381,775
Payable for capital shares redeemed	5,431
Payable for variation margin on futures contracts	54,675
Manager fees payable	46,027
Administration fees payable	3,679
Custodian fees payable	494
Administrative and compliance services fees payable	762
Trustee fees payable	15
Other accrued liabilities	7,898

Total Liabilities	575,082

Net Assets	$271,443,424

Net Assets Consist of:
Capital	$237,131,203
Accumulated net investment income/(loss)	3,752,329
Accumulated net realized gains/(losses) from investment transactions	7,639,192
Net unrealized appreciation/(depreciation) on investments	22,920,700

Net Assets	$271,443,424

Shares of beneficial interest (unlimited number of shares authorized, no par value)	21,483,583
Net Asset Value (offering and redemption price per share)	$12.63

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends from affiliates	$4,022,789
Dividends	207

Total Investment Income	4,022,996

Expenses:
Manager fees	540,831
Administration fees	52,440
Custodian fees	2,218
Administrative and compliance services fees	3,674
Trustee fees	14,318
Professional fees	11,842
Shareholder reports	7,711
Other expenses	5,184

Total expenses	638,218

Net Investment Income/(Loss)	3,384,778

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	4,994,111
Net realized gains distributions from affiliated underlying funds	3,145,842
Net realized gains/(losses) on futures contracts	1,000,784
Change in net unrealized appreciation/depreciation on investments	263,260

Net Realized/Unrealized Gains/(Losses) on Investments	9,403,997

Change in Net Assets Resulting From Operations	$12,788,775

See accompanying notes to the financial statements.

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Statements of Changes in Net Assets

	AZL MVP Fusion Conservative Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$3,384,778	$3,335,241
Net realized gains/(losses) on investment transactions	9,140,737	6,941,188
Change in unrealized appreciation/depreciation on investments	263,260	9,649,110

Change in net assets resulting from operations	12,788,775	19,925,539

Dividends to Shareholders:
From net investment income	(4,025,698)	(5,617,234)
From net realized gains	(6,534,825)	(2,647,800)

Change in net assets resulting from dividends to shareholders	(10,560,523)	(8,265,034)

Capital Transactions:
Proceeds from shares issued	40,295,850	40,121,835
Proceeds from dividends reinvested	10,560,523	8,265,034
Value of shares redeemed	(46,873,345)	(48,139,776)

Change in net assets resulting from capital transactions	3,983,028	247,093

Change in net assets	6,211,280	11,907,598
Net Assets:
Beginning of period	265,232,144	253,324,546

End of period	$271,443,424	$265,232,144

Accumulated net investment income/(loss)	$3,752,329	$4,025,691

Share Transactions:
Shares issued	3,167,571	3,248,870
Dividends reinvested	844,166	687,035
Shares redeemed	(3,694,660)	(3,895,518)

Change in shares	317,077	40,387

See accompanying notes to the financial statements.

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AZL MVP Fusion Conservative Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.53	$11.99	$11.05	$11.18	$10.08

Investment Activities:
Net Investment Income/(Loss)	0.16	0.16	0.14	0.04	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	0.44	0.78	1.10	0.03	0.97

Total from Investment Activities	0.60	0.94	1.24	0.07	1.10

Dividends to Shareholders From:
Net Investment Income	(0.19)	(0.27)	(0.20)	(0.17)	— (a)
Net Realized Gains	(0.31)	(0.13)	(0.10)	(0.03)	— (a)

Total Dividends	(0.50)	(0.40)	(0.30)	(0.20)	— (a)

Net Asset Value, End of Period	$12.63	$12.53	$11.99	$11.05	$11.18

Total Return(b)	4.81%	7.96%	11.27%	0.64%	10.96%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$271,443	$265,232	$253,325	$188,191	$89,707
Net Investment Income/(Loss)	1.25%	1.29%	1.65%	2.12%	2.04%
Expenses Before Reductions*(c)	0.24%	0.24%	0.25%	0.28%	0.34%
Expenses Net of Reductions*	0.24%	0.22%	0.20%	0.23%	0.26%
Portfolio Turnover Rate(d)	36%	15%	36%	19%	34%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

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AZL MVP Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Conservative Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2014, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in

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AZL MVP Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2014

accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $13.4 million as of December 31, 2014. The monthly average notional amount for these contracts was $13.4 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure
Equity Contracts	Receivable for variation margin on futures contracts	$74,479	Payable for variation margin on futures contracts	$—

Interest Rate Exposure
Interest Rate		47,763		—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$697,654	$(91,681)

Interest Rate Risk Exposure

Interest Rate		303,130	208,103

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Fusion Conservative Fund	0.20%	0.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

9

AZL MVP Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2014

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2014, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2014 is as follows:

	Fair Value 12/31/13	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/14	Dividend Income
AZL BlackRock Capital Appreciation Fund	$5,460,034	$894,898	$(3,467,113)	$1,027,186	$(1,186,580)	$2,728,425	$—
AZL Dreyfus Research Growth Fund	2,731,509	495,749	(612,329)	172,547	(84,341)	2,703,135	4,316
AZL Federated Clover Small Cap Value Fund	4,081,135	1,284,680	(1,091,238)	88,876	(297,880)	4,065,573	34,435
AZL Gateway Fund	3,999,600	294,070	(293,325)	16,722	59,605	4,076,672	48,481
AZL International Index Fund	5,503,873	1,150,292	(886,230)	138,216	(560,333)	5,345,818	96,910
AZL Invesco Growth and Income Fund	6,755,153	1,658,497	(2,085,441)	471,717	(59,792)	6,740,134	67,544
AZL Invesco International Equity Fund	5,487,378	1,044,882	(1,053,048)	162,512	(211,608)	5,430,116	81,218
AZL JPMorgan International Opportunities Fund	5,483,456	1,323,853	(1,003,673)	74,958	(537,133)	5,341,461	74,922
AZL JPMorgan U.S. Equity Fund	8,134,528	1,721,491	(2,848,395)	836,237	245,005	8,088,866	60,625
AZL MetWest Total Return Bond Fund	—	37,812,340	(336,443)	1,369	262,350	37,739,616	—
AZL MFS Investors Trust Fund	2,734,188	312,212	(531,552)	133,060	77,663	2,725,571	19,776
AZL MFS Mid Cap Value Fund	2,738,800	356,582	(536,901)	141,594	22,207	2,722,282	9,187
AZL MFS Value Fund	8,134,708	1,607,337	(2,385,076)	604,029	125,532	8,086,530	112,643
AZL Mid Cap Index Fund	2,719,390	441,749	(577,545)	130,767	8,576	2,722,937	17,947
AZL Morgan Stanley Global Real Estate Fund	2,703,207	133,201	(452,869)	31,666	296,269	2,711,474	25,912
AZL Morgan Stanley Mid Cap Growth Fund	2,745,430	981,099	(819,097)	182,803	(374,932)	2,715,303	—
AZL Oppenheimer Discovery Fund	5,440,628	2,655,850	(2,293,846)	511,090	(892,375)	5,421,347	—
AZL Pyramis Core Bond Fund	29,981,879	10,267,893	(3,624,219)	20,377	1,132,614	37,778,544	592,473
AZL Russell 1000 Growth Index Fund	3,068,982	517,376	(649,485)	149,208	(30,073)	3,056,008	29,573
AZL Russell 1000 Value Index Fund	8,429,028	2,353,489	(2,525,833)	368,103	(218,351)	8,406,436	124,910
AZL Wells Fargo Large Cap Growth Fund	—	2,758,810	(367,351)	24,249	306,795	2,722,503	—
NFJ Dividend Value Portfolio	4,070,935	827,383	(1,011,958)	212,366	(34,234)	4,064,492	82,459
PIMCO PVIT Global Advantage Strategy Bond Portfolio	7,848,405	467,030	(5,689,626)	(30,460)	65,892	2,661,241	78,833
PIMCO PVIT High Yield Portfolio	10,592,161	4,559,252	(1,163,218)	8,701	(320,939)	13,675,957	674,971
PIMCO PVIT Low Duration Portfolio	21,066,176	5,337,892	(2,000,566)	(21,837)	(64,962)	24,316,703	268,033
PIMCO PVIT Real Return Portfolio	18,354,376	1,410,780	(6,738,791)	(815,296)	1,185,065	13,396,134	197,585
PIMCO PVIT Total Return Portfolio	62,046,456	8,345,600	(33,949,059)	(180,769)	1,498,072	37,760,300	1,201,918
PIMCO PVIT Unconstrained Bond Portfolio	13,105,142	1,254,963	(14,628,950)	534,120	(265,275)	—	118,118

	$253,416,557	$92,269,250	$(93,623,177)	$4,994,111	$146,837	$257,203,578	$4,022,789

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $3,246 was paid from the Fund relating to these fees and expenses.

10

AZL MVP Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2014

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Companies	$257,203,578	$—	$257,203,578
Unaffiliated Investment Company	7,000,184	—	7,000,184

Total Investment Securities	264,203,762	—	264,203,762

Other Financial Instruments:*
Futures Contracts	122,242	—	122,242

Total Investments	$264,326,004	$—	$264,326,004

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Fusion Conservative Fund	$92,269,250	$93,623,177

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

11

AZL MVP Fusion Conservative Fund

Notes to the Financial Statements

December 31, 2014

Cost for federal income tax purposes at December 31, 2014 is $242,837,378. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$23,783,524
Unrealized depreciation	(2,417,140)

Net unrealized appreciation/(depreciation)	$21,366,384

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Conservative Fund	$4,342,171	$6,218,352	$10,560,523

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Conservative Fund	$5,683,665	$2,581,369	$8,265,034

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Fusion Conservative Fund	$4,227,032	$8,718,805	$—	$21,366,384	$34,312,221

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Fusion Conservative Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 17.50% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $6,218,352.

During the year ended December 31, 2014, the Fund declared net short-term capital gain distributions of $316,474.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2016.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreement was approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2014 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 12 Funds, one Fund, the AZL MVP T. Rowe Price Capital Appreciation Fund, did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 43rd, 73rd, 74th, and 86th percentiles respectively, in their [Lipper] peer groups, and for the one year period ended June 30, 2014 they ranked in the 49th, 74th, 32nd, and 82nd percentiles, respectively. For the three year period ended June 30, 2014, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 47th and 27th percentiles of their peer groups, respectively, and for the one year ended June 30, 2014 they ranked in the 69th and 27th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the two year period ended June 30, 2014, the AZL Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 20th, 50th, 12th, and 24th percentiles respectively; the AZL MVP Balanced Index Strategy and AZL MVP Growth Index Strategy Funds ranked in the 30th and 1st percentiles respectively; and the AZL MVP BlackRock Global Allocation, AZL MVP Invesco Equity & Income and the AZL MVP Franklin Templeton Founding Strategy Plus Funds ranked in the 47th, 1st, and 8th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 38th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity & Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 7th percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $9.9 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.8 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	43	None

18

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL MVP FusionSM Growth Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL MVP FusionSM Growth Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL MVP FusionSM Growth Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL MVP FusionSM Growth Fund returned 4.36%. That compared to a 12.12% total return for its benchmark, the Growth Composite Index, which is comprised of an 80% weighting in the S&P 500 Index1 and a 20% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL MVP Fusion Growth Fund is a fund of funds that achieves broad diversification by investing in underlying funds. It was invested in 29 funds at year-end. The Growth Fund typically holds between 70% and 90% of its assets in equity funds and 10% to 30% of its assets in fixed income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.

The U.S. equity market produced positive returns during the period, with the S&P 500 Index gaining 13.69%. Economic activity recovered after facing a contraction at the start of the year as extreme weather conditions across much of the U.S. created a challenging economic environment. Several economic indicators showed positive direction for most of the year. The U.S. employment situation improved, consumer confidence rose higher, the manufacturing sector rebounded, inflation remained below its long-term trend and the housing sector steadily improved. Consumers also benefited from the significant drop in oil prices that occurred toward the end of the year. The U.S. Federal Reserve (the Fed) exited its quantitative easing program by slowly reducing its bond purchases throughout the year, and concluded the program by making the final $15 billion purchase in October. Despite the continued economic gains, the Fed remained committed to keeping short-term interest rates anchored near zero until the economy could show further improvement.

Developed international equity markets lagged, with the MSCI EAFE Index declining 4.90% during the period. A continued weakness in Europe in addition to the contraction in Japan’s gross domestic product3 signaled further divergence between the U.S. and other major developed economies in 2014. Attempts to stimulate growth in Europe and Japan were met with varying degrees of success. One outcome from these stimulative efforts has been continued strength in the U.S. dollar. This currency impact has created an additional headwind for international returns. Emerging markets also faced challenges in 2014, with the MSCI Emerging Markets Index declining 2.19% during this period. Concerns about growth in China and the strength of the U.S. dollar weighed on the outlook for emerging countries in 2014.

Fixed income markets benefited from a decline in long-term interest rates during the last 12 months with the 10-year U.S. Treasury yield dropping 87 basis points (0.87%) during this period. Bond prices increase when interest rates decrease. Against this backdrop, the Barclays Capital U.S.

Aggregate Bond Index gained 5.97%. Other segments of fixed income markets lagged during the year. Treasury inflation-protected securities (TIPS) trailed during the year. High-yield bonds also faced lower returns as lower oil prices put pressure on leveraged companies in the energy sector and investors’ sensitivity to lower rated credit exposure increased. Global bonds experienced relative weakness during the period as well.

The Fund underperformed its composite benchmark in 2014 due to exposure to a broad range of asset classes that underperformed the composite benchmark, along with underperformance from a select group of underlying funds. Relative performance was hurt from the Fund’s allocation to small- and mid-cap stocks, international equities and emerging market equities. In the Fund’s fixed income holdings, exposure to TIPS, high-yield and global bonds dragged on relative returns. The Fund’s relative performance was also hampered by a select number of underlying funds that lagged their stated benchmark. A select group of underlying funds within small cap, international equity and high-yield bonds beat their stated benchmark, positively contributing to relative performance.*

In the generally low volatility environment for most of 2014, the MVP risk management process worked as intended and largely maintained a neutral equity allocation relative to its target, resulting in a minimal impact on the Fund’s equity exposure and performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fxed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
[3]	Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Investors cannot invest directly in an index.

1

AZL MVP FusionSM Growth Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	Since Inception (4/29/05)
AZL MVP FusionSM Growth Fund	4.36%	12.08%	8.73%	5.19%
Growth Composite Index	12.12%	16.77%	13.42%	7.94%
S&P 500 Index	13.69%	20.41%	15.45%	8.40%
Barclays U.S. Aggregate Bond Index	5.97%	2.66%	4.45%	4.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL MVP FusionSM Growth Fund	1.16%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.30% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.22%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index the (“Growth Composite Index”), which is comprised of 80% of the Standard & Poor’s 500 Index (“S&P 500”) and 20% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Growth Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Growth Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MVP Fusion Growth Fund	$1,000.00	$994.90	$1.11	0.22%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MVP Fusion Growth Fund	$1,000.00	$1,024.10	$1.12	0.22%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	44.9%
International Equities	31.8
Fixed Income	18.4
Money Market	3.8

Total Investment Securities	98.9
Net other assets (liabilities)	1.1

Net Assets	100.0%

3

AZL MVP Fusion Growth Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Affiliated Investment Companies (95.1%):
1,422,484	AZL BlackRock Capital Appreciation Fund	$26,500,875
1,742,135	AZL Dreyfus Research Growth Fund	26,393,340
1,196,454	AZL Federated Clover Small Value Fund	26,549,309
2,177,722	AZL Gateway Fund	25,849,557
3,252,801	AZL International Index Fund	49,702,805
1,614,306	AZL Invesco Growth and Income Fund	26,410,038
3,271,595	AZL Invesco International Equity Fund	60,164,639
3,943,547	AZL JPMorgan International Opportunities Fund	67,395,226
3,172,449	AZL JPMorgan U.S. Equity Fund	52,281,965
3,351,000	AZL MetWest Total Return Bond Fund	33,744,568
776,091	AZL MFS Investors Trust Fund	17,811,292
1,428,141	AZL MFS Mid Cap Value Fund	17,923,175
2,685,082	AZL MFS Value Fund	34,986,619
386,782	AZL Mid Cap Index Fund	9,085,516
2,349,057	AZL Morgan Stanley Global Real Estate Fund	26,098,025
1,051,223	AZL Morgan Stanley Mid Cap Growth Fund	17,807,714
2,872,242	AZL NFJ International Value Fund	33,059,509
1,838,780	AZL Oppenheimer Discovery Fund	26,496,826
3,315,402	AZL Pyramis Core Bond Fund	33,618,179
1,293,804	AZL Russell 1000 Growth Index Fund	22,136,992

Shares		Fair Value

Affiliated Investment Companies, continued
2,653,531	AZL Russell 1000 Value Index Fund	$39,325,334
1,645,730	AZL Schroder Emerging Markets Equity Fund, Class 2	12,079,658
1,970,628	AZL Wells Fargo Large Cap Growth Fund	22,208,980
1,296,723	NFJ Dividend Value Portfolio	17,829,946
2,593,357	PIMCO PVIT Global Advantage Strategy Bond Portfolio	24,429,424
1,087,966	PIMCO PVIT High Yield Portfolio	8,605,808
811,704	PIMCO PVIT Low Duration Portfolio	8,587,823
1,282,451	PIMCO PVIT Real Return Portfolio	16,428,197
3,018,989	PIMCO PVIT Total Return Portfolio	33,812,676

Total Affiliated Investment Companies (Cost $613,439,194)		817,324,015

Unaffiliated Investment Company (3.8%):
33,000,865	Goldman Sachs Financial Square Federal Fund, Institutional Shares, 0.61%(a)	33,000,865

Total Unaffiliated Investment Company (Cost $33,000,865)		33,000,865

Total Investment Securities (Cost $646,440,059)(b) — 98.9%		$850,324,880
Net other assets (liabilities) — 1.1%		9,448,493

Net Assets — 100.0%		$859,773,373

Percentages indicated are based on net assets as of December 31, 2014.

(a)	The rate represents the effective yield at December 31, 2014.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $10,291,878 has been segregated to cover margin requirements for the following open contracts as of December 31, 2014:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/20/15	68	$8,622,188	$46,358
S&P 500 Index E-Mini March Futures	Long	3/20/15	333	34,172,460	553,443

Total					$599,801

See accompanying notes to the financial statements.

4

AZL MVP Fusion Growth Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in non-affiliates, at cost	$33,000,865
Investments in affiliates, at cost	613,439,194

Total Investment securities, at cost	$646,440,059

Investments in non-affiliates, at value	$33,000,865
Investments in affiliates, at value	817,324,015

Total Investment securities, at value	850,324,880
Segregated cash for collateral	10,291,878
Interest and dividends receivable	356,258
Receivable for investments sold	98,371
Receivable for variation margin on futures contracts	16,128
Prepaid expenses	7,347

Total Assets	861,094,862

Liabilities:
Cash overdraft	149,516
Payable for affiliated investments purchased	344,720
Payable for capital shares redeemed	240,793
Payable for variation margin on futures contracts	406,014
Manager fees payable	146,978
Administration fees payable	3,866
Custodian fees payable	448
Administrative and compliance services fees payable	2,465
Trustee fees payable	49
Other accrued liabilities	26,640

Total Liabilities	1,321,489

Net Assets	$859,773,373

Net Assets Consist of:
Capital	$790,660,475
Accumulated net investment income/(loss)	9,834,469
Accumulated net realized gains/(losses) from investment transactions	(145,206,193)
Net unrealized appreciation/(depreciation) on investments	204,484,622

Net Assets	$859,773,373

Shares of beneficial interest (unlimited number of shares authorized, no par value)	66,877,829
Net Asset Value (offering and redemption price per share)	$12.86

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends from affiliates	$10,050,305
Dividends	975

Total Investment Income	10,051,280

Expenses:
Manager fees	1,797,662
Administration fees	56,907
Custodian fees	2,023
Administrative and compliance services fees	12,295
Trustee fees	47,896
Professional fees	38,858
Shareholder reports	25,653
Other expenses	19,238

Total expenses	2,000,532

Net Investment Income/(Loss)	8,050,748

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	37,626,206
Net realized gains distributions from affiliated underlying funds	20,327,375
Net realized gains/(losses) on futures contracts	5,534,082
Change in net unrealized appreciation/depreciation on investments	(33,339,195)

Net Realized/Unrealized Gains/(Losses) on Investments	30,148,468

Change in Net Assets Resulting From Operations	$38,199,216

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Fusion Growth Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$8,050,748	$9,805,613
Net realized gains/(losses) on investment transactions	63,487,663	27,772,737
Change in unrealized appreciation/depreciation on investments	(33,339,195)	114,059,163

Change in net assets resulting from operations	38,199,216	151,637,513

Dividends to Shareholders:
From net investment income	(11,282,347)	(11,573,333)

Change in net assets resulting from dividends to shareholders	(11,282,347)	(11,573,333)

Capital Transactions:
Proceeds from shares issued	17,404,243	65,079,007
Proceeds from dividends reinvested	11,282,347	11,573,333
Value of shares redeemed	(124,883,787)	(112,784,551)

Change in net assets resulting from capital transactions	(96,197,197)	(36,132,211)

Change in net assets	(69,280,328)	103,931,969
Net Assets:
Beginning of period	929,053,701	825,121,732

End of period	$859,773,373	$929,053,701

Accumulated net investment income/(loss)	$9,834,469	$11,282,288

Share Transactions:
Shares issued	1,375,970	5,600,116
Dividends reinvested	878,004	995,127
Shares redeemed	(9,880,723)	(9,837,483)

Change in shares	(7,626,749)	(3,242,240)

See accompanying notes to the financial statements.

6

AZL MVP Fusion Growth Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.47	$10.61	$9.51	$10.15	$9.15

Investment Activities:
Net Investment Income/(Loss)	0.13	0.14	0.12	0.16	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	0.42	1.88	1.14	(0.61)	1.05

Total from Investment Activities	0.55	2.02	1.26	(0.45)	1.17

Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.16)	(0.16)	(0.19)	(0.17)

Total Dividends	(0.16)	(0.16)	(0.16)	(0.19)	(0.17)

Net Asset Value, End of Period	$12.86	$12.47	$10.61	$9.51	$10.15

Total Return(a)	4.36%	19.10%	13.29%	(4.43)%	12.90%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$859,773	$929,054	$825,122	$727,185	$864,986
Net Investment Income/(Loss)	0.90%	1.12%	1.16%	1.32%	1.16%
Expenses Before Reductions*(b)	0.22%	0.22%	0.23%	0.23%	0.24%
Expenses Net of Reductions*	0.22%	0.21%	0.18%	0.18%	0.19%
Portfolio Turnover Rate(c)	15%	8%	25%	24%	48%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Growth Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Growth Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP Fusion Growth Fund

Notes to the Financial Statements

December 31, 2014

Futures Contracts

During the year ended December 31, 2014, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $42.8 million as of December 31, 2014. The monthly average notional amount for these contracts was $44.8 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$553,443	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate		46,358		—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$5,211,343	$(776,316)

Interest Rate Risk Exposure

Interest Rate		322,739	212,877

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Fusion Growth Fund	0.20%	0.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

9

AZL MVP Fusion Growth Fund

Notes to the Financial Statements

December 31, 2014

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2014, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2014 is as follows:

	Fair Value 12/31/13	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/14	Dividend Income
AZL BlackRock Capital Appreciation Fund	$37,570,443	$2,720,987	$(13,020,128)	$6,519,010	$(7,289,437)	$26,500,875	$—
AZL Dreyfus Research Growth Fund	28,245,459	2,085,036	(4,722,448)	1,366,690	(581,397)	26,393,340	42,367
AZL Federated Clover Small Cap Value Fund	23,439,393	7,791,525	(3,186,294)	524,420	(2,019,735)	26,549,309	225,362
AZL Gateway Fund	27,458,157	359,370	(2,449,342)	89,396	391,976	25,849,557	316,770
AZL International Index Fund	56,254,746	950,751	(3,303,669)	625,218	(4,824,241)	49,702,805	943,767
AZL Invesco Growth and Income Fund	32,791,050	1,119,529	(9,052,315)	2,482,533	(930,759)	26,410,038	265,699
AZL Invesco International Equity Fund	65,853,897	984,248	(6,017,426)	1,524,870	(2,180,950)	60,164,639	927,151
AZL JPMorgan International Opportunities Fund	75,163,553	2,021,184	(3,512,212)	291,277	(6,568,576)	67,395,226	964,327
AZL JPMorgan U.S. Equity Fund	56,205,001	644,822	(11,401,827)	5,970,064	863,905	52,281,965	396,253
AZL MetWest Total Return Bond Fund	—	33,585,025	(75,412)	385	234,570	33,744,568	—
AZL MFS Investors Trust Fund	28,302,339	492,124	(12,337,424)	6,656,844	(5,302,591)	17,811,292	129,626
AZL MFS Mid Cap Value Fund	18,837,111	814,065	(2,806,369)	1,100,835	(22,467)	17,923,175	60,245
AZL MFS Value Fund	37,631,044	552,219	(6,233,252)	2,151,441	885,167	34,986,619	490,517
AZL Mid Cap Index Fund	9,410,972	374,379	(1,128,422)	386,259	42,328	9,085,516	59,482
AZL Morgan Stanley Global Real Estate Fund	27,241,027	314,432	(4,713,629)	569,878	2,686,317	26,098,025	252,292
AZL Morgan Stanley Mid Cap Growth Fund	18,871,314	3,583,835	(3,270,074)	855,722	(2,233,083)	17,807,714	—
AZL NFJ International Value Fund	36,878,350	2,764,148	(2,796,576)	(128,723)	(3,657,690)	33,059,509	664,368
AZL Oppenheimer Discovery Fund	28,101,647	5,304,519	(4,717,279)	917,855	(3,109,916)	26,496,826	—
AZL Pyramis Core Bond Fund	31,587,327	6,103,371	(5,241,663)	51,122	1,118,022	33,618,179	499,213
AZL Russell 1000 Growth Index Fund	23,500,673	1,784,146	(3,974,625)	947,695	(120,897)	22,136,992	215,265
AZL Russell 1000 Value Index Fund	42,073,933	4,238,134	(7,603,795)	1,414,290	(797,228)	39,325,334	588,411
AZL Schroder Emerging Markets Equity Fund	13,400,361	792,273	(1,422,138)	118,186	(809,024)	12,079,658	76,019
AZL Wells Fargo Large Cap Growth Fund	—	22,353,210	(2,802,401)	174,339	2,483,832	22,208,980	—
NFJ Dividend Value Portfolio	23,369,218	1,091,856	(7,457,032)	1,685,454	(859,550)	17,829,946	368,805
PIMCO PVIT Global Advantage Strategy Bond Portfolio	26,987,246	1,371,148	(3,113,236)	(81,828)	(733,906)	24,429,424	515,089
PIMCO PVIT High Yield Portfolio	9,154,463	507,160	(875,445)	5,049	(185,419)	8,605,808	476,460
PIMCO PVIT Low Duration Portfolio	—	9,144,469	(496,367)	(1,460)	(58,819)	8,587,823	75,069
PIMCO PVIT Real Return Portfolio	26,945,803	950,018	(12,073,888)	(234,992)	841,256	16,428,197	266,707
PIMCO PVIT Total Return Portfolio	59,461,343	4,348,590	(31,157,394)	859,279	300,858	33,812,676	1,015,448
PIMCO PVIT Unconstrained Bond Portfolio	18,013,828	9,723,106	(28,183,730)	785,098	(338,302)	—	215,593

	$882,749,698	$128,869,679	$(199,145,812)	$37,626,206	$(32,775,756)	$817,324,015	$10,050,305

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

10

AZL MVP Fusion Growth Fund

Notes to the Financial Statements

December 31, 2014

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $10,850 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Companies	$817,324,015	$—	$817,324,015
Unaffiliated Investment Company	33,000,865	—	33,000,865

Total Investment Securities	850,324,880	—	850,324,880

Other Financial Instruments:*
Futures Contracts	599,801	—	599,801

Total Investments	$850,924,681	$—	$850,924,681

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Fusion Growth Fund	$128,869,679	$199,145,812

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

11

AZL MVP Fusion Growth Fund

Notes to the Financial Statements

December 31, 2014

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $683,950,901. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$208,750,482
Unrealized depreciation	(42,376,503)

Net unrealized appreciation/(depreciation)	$166,373,979

As of the end of its tax year ended December 31, 2014, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2017
AZL MVP Fusion Growth Fund	$107,095,550

CLCFs not subject to expiration:

During the year ended December 31, 2014, the Fund utilized $57,504,670 in CLCFs to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Growth Fund	$11,282,347	$—	$11,282,347

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Growth Fund	$11,573,333	$—	$11,573,333

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Fusion Growth Fund	$9,834,469	$—	$(107,095,550)	$166,373,979	$69,112,898

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Fusion Growth Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 35.81% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2016.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.
The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreement was approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2014 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 12 Funds, one Fund, the AZL MVP T. Rowe Price Capital Appreciation Fund, did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 43rd, 73rd, 74th, and 86th percentiles respectively, in their [Lipper] peer groups, and for the one year period ended June 30, 2014 they ranked in the 49th, 74th, 32nd, and 82nd percentiles, respectively. For the three year period ended June 30, 2014, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 47th and 27th percentiles of their peer groups, respectively, and for the one year ended June 30, 2014 they ranked in the 69th and 27th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the two year period ended June 30, 2014, the AZL Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 20th, 50th, 12th, and 24th percentiles respectively; the AZL MVP Balanced Index Strategy and AZL MVP Growth Index Strategy Funds ranked in the 30th and 1st percentiles respectively; and the AZL MVP BlackRock Global Allocation, AZL MVP Invesco Equity & Income and the AZL MVP Franklin Templeton Founding Strategy Plus Funds ranked in the 47th, 1st, and 8th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 38th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity & Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 7th percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $9.9 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.8 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd.Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	43	None

18

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL MVP FusionSM Moderate Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL MVP FusionSM Moderate Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL MVP FusionSM Moderate Fund.

What factors affected the Fund’s performance during the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL MVP FusionSM Moderate Fund returned 4.24%. That compared to a 10.95% total return for its benchmark, the Moderate Composite Index, which is comprised of a 65% weighting in the S&P 500 Index1 and a 35% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL MVP FusionSM Moderate Fund is a fund of funds that achieves broad diversification by investing in underlying funds. It was invested in 29 funds at year-end. The Moderate Fund typically holds between 55% and 75% of its assets in equity funds and 25% to 45% of its assets in fixed income funds. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

The U.S. equity market produced positive returns during the period, with the S&P 500 Index gaining 13.69%. Economic activity recovered after facing a contraction at the start of the year as extreme weather conditions across much of the U.S. created a challenging economic environment. Several economic indicators showed positive direction for most of the year. The U.S. employment situation improved, consumer confidence rose higher, the manufacturing sector rebounded, inflation remained below its long-term trend and the housing sector steadily improved. Consumers also benefited from the significant drop in oil prices that occurred toward the end of the year. The U.S. Federal Reserve (the Fed) exited its quantitative easing program by slowly reducing its bond purchases throughout the year, and concluded the program by making the final $15 billion purchase in October. Despite the continued economic gains, the Fed remained committed to keeping short-term interest rates anchored near zero until the economy could show further improvement.

Developed international equity markets lagged, with the MSCI EAFE Index declining 4.90% during the period. A continued weakness in Europe in addition to the contraction in Japan’s gross domestic product3 signaled further divergence between the U.S. and other major developed economies in 2014. Attempts to stimulate growth in Europe and Japan were met with varying degrees of success. One outcome from these stimulative efforts has been continued strength in the U.S. dollar. This currency impact has created an additional headwind for international returns. Emerging markets also faced challenges in 2014, with the MSCI Emerging Markets Index declining 2.19% during this period. Concerns about growth in China and the strength of the U.S. dollar weighed on the outlook for emerging countries in 2014.

Fixed income markets benefited from a decline in long-term interest rates during the last 12 months with the 10-year U.S. Treasury yield dropping 87 basis points (0.87%) during this period. Bond prices increase when interest rates decrease. Against this backdrop, the Barclays Capital U.S. Aggregate Bond Index gained 5.97%. Other segments of fixed income markets lagged during the year. Treasury inflation-protected securities (TIPS) trailed during the year. High-yield bonds also faced lower returns as lower oil prices put pressure on leveraged companies in the energy sector and investors’ sensitivity to lower rated credit exposure increased. Global bonds experienced relative weakness during the period as well.

The Fund underperformed its composite benchmark in 2014 due to exposure to a broad range of asset classes that underperformed the composite benchmark along with underperformance from a select group of underlying funds. Relative performance was hurt by the Fund’s allocation to small- and mid-cap stocks, international equities and emerging market equities. Among the Fund’s fixed income holdings, exposure to TIPS, high-yield and global bonds dragged on relative results.

The Fund’s relative performance was also hampered by a select number of underlying funds that lagged their stated benchmark. A select group of underlying funds within small cap, international equity and high-yield bonds beat their stated benchmarks, positively contributing to relative performance.*

In the generally low volatility environment for most of 2014, the MVP risk management process worked as intended and largely maintained a neutral equity allocation relative to its target, resulting in a minimal impact on the Fund’s equity exposure and performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
[3]	Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Investors cannot invest directly in an index.

1

AZL MVP FusionSM Moderate Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	3 Year	5 Year	Since Inception (4/29/05)
AZL MVP FusionSM Moderate Fund	4.24%	10.55%	7.96%	5.26%
Moderate Composite Index	10.95%	14.07%	11.83%	7.51%
S&P 500 Index	13.69%	20.41%	15.45%	8.40%
Barclays U.S. Aggregate Bond Index	5.97%	2.66%	4.45%	4.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL MVP FusionSM Moderate Fund	1.11%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.30% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.22%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index the (“Moderate Composite Index”), which is comprised of 65% of the Standard & Poor’s 500 Index (“S&P 500”) and 35% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Fusion Moderate Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Fusion Moderate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MVP Fusion Moderate Fund	$1,000.00	$996.80	$1.11	0.22%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MVP Fusion Moderate Fund	$1,000.00	$1,024.10	$1.12	0.22%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	37.6%
Fixed Income	32.9
International Equities	24.6
Money Market	3.5

Total Investment Securities	98.6
Net other assets (liabilities)	1.4

Net Assets	100.0%

3

AZL MVP Fusion Moderate Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Affiliated Investment Companies (95.1%):
3,058,843	AZL BlackRock Capital Appreciation Fund	$56,986,238
3,737,506	AZL Dreyfus Research Growth Fund	56,623,219
2,534,773	AZL Federated Clover Small Value Fund	56,246,615
5,883,012	AZL Gateway Fund	69,831,357
8,365,396	AZL International Index Fund	127,823,253
5,131,539	AZL Invesco Growth and Income Fund	83,951,971
7,914,597	AZL Invesco International Equity Fund	145,549,441
9,070,734	AZL JPMorgan International Opportunities Fund	155,018,852
8,387,904	AZL JPMorgan U.S. Equity Fund	138,232,655
19,994,224	AZL MetWest Total Return Bond Fund	201,341,839
2,480,101	AZL MFS Investors Trust Fund	56,918,316
3,451,828	AZL MFS Mid Cap Value Fund	43,320,440
7,486,868	AZL MFS Value Fund	97,553,893
1,248,838	AZL Mid Cap Index Fund	29,335,210
5,085,614	AZL Morgan Stanley Global Real Estate Fund	56,501,171
2,456,230	AZL Morgan Stanley Mid Cap Growth Fund	41,608,536
7,712,598	AZL NFJ International Value Fund	88,772,000
4,904,434	AZL Oppenheimer Discovery Fund	70,672,892
19,855,368	AZL Pyramis Core Bond Fund	201,333,431
3,919,127	AZL Russell 1000 Growth Index Fund	67,056,266
7,252,243	AZL Russell 1000 Value Index Fund	107,478,243

Shares		Fair Value
Affiliated Investment Companies, continued

3,456,142	AZL Schroder Emerging Markets Equity Fund, Class 2	$25,368,083
5,050,467	AZL Wells Fargo Large Cap Growth Fund	56,918,760
4,127,086	NFJ Dividend Value Portfolio	56,747,437
8,333,273	PIMCO PVIT Global Advantage Strategy Bond Portfolio	78,499,434
6,970,436	PIMCO PVIT High Yield Portfolio	55,136,145
7,784,929	PIMCO PVIT Low Duration Portfolio	82,364,548
6,286,760	PIMCO PVIT Real Return Portfolio	80,533,389
18,017,807	PIMCO PVIT Total Return Portfolio	201,799,438

Total Affiliated Investment Companies (Cost $2,095,111,324)		2,589,523,072

Unaffiliated Investment Company (3.5%):
96,002,517	Goldman Sachs Financial Square Federal Fund, Institutional Shares, 0.61%(a)	96,002,517

Total Unaffiliated Investment Company (Cost $96,002,517)		96,002,517

Total Investment Securities (Cost $2,191,113,841)(b) — 98.6%		$2,685,525,589
Net other assets (liabilities) — 1.4%		38,885,959

Net Assets — 100.0%		$2,724,411,548

Percentages indicated are based on net assets as of December 31, 2014.

(a)	The rate represents the effective yield at December 31, 2014.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $40,967,611 has been segregated to cover margin requirements for the following open contracts as of December 31, 2014:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/20/15	378	$47,929,219	$256,799
S&P 500 Index E-Mini March Futures	Long	3/20/15	856	87,842,720	1,426,879

Total					$1,683,678

See accompanying notes to the financial statements.

4

AZL MVP Fusion Moderate Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in non-affiliates, at cost	$96,002,517
Investments in affiliates, at cost	2,095,111,324

Total Investment securities, at cost	$2,191,113,841

Investments in non-affiliates, at value	$96,002,517
Investments in affiliates, at value	2,589,523,072

Total Investment securities, at value	2,685,525,589
Segregated cash for collateral	40,967,611
Interest and dividends receivable	2,066,926
Receivable for affiliated investments sold	779,039
Receivable for variation margin on futures contracts	87,069
Prepaid expenses	22,779

Total Assets	2,729,449,013

Liabilities:
Cash overdraft	953,640
Payable for affiliated investments purchased	1,998,403
Payable for capital shares redeemed	491,624
Payable for variation margin on futures contracts	1,044,327
Manager fees payable	464,292
Administration fees payable	3,704
Custodian fees payable	461
Administrative and compliance services fees payable	7,254
Trustee fees payable	145
Other accrued liabilities	73,615

Total Liabilities	5,037,465

Net Assets	$2,724,411,548

Net Assets Consist of:
Capital	$2,136,410,567
Accumulated net investment income/(loss)	33,171,463
Accumulated net realized gains/(losses) from investment transactions	58,734,092
Net unrealized appreciation/(depreciation) on investments	496,095,426

Net Assets	$2,724,411,548

Shares of beneficial interest (unlimited number of shares authorized, no par value)	208,710,088
Net Asset Value (offering and redemption price per share)	$13.05

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends from affiliates	$34,600,493
Dividends	2,838

Total Investment Income	34,603,331

Expenses:
Manager fees	5,505,882
Administration fees	69,715
Custodian fees	2,291
Administrative and compliance services fees	37,460
Trustee fees	145,445
Professional fees	119,672
Shareholder reports	71,549
Other expenses	56,796

Total expenses	6,008,810

Net Investment Income/(Loss)	28,594,521

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	57,100,965
Net realized gains distributions from affiliated underlying funds	50,283,378
Net realized gains/(losses) on futures contracts	14,755,578
Change in net unrealized appreciation/depreciation on investments	(35,669,080)

Net Realized/Unrealized Gains/(Losses) on Investments	86,470,841

Change in Net Assets Resulting From Operations	$115,065,362

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Fusion Moderate Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$28,594,521	$29,736,844
Net realized gains/(losses) on investment transactions	122,139,921	41,394,331
Change in unrealized appreciation/depreciation on investments	(35,669,080)	271,102,916

Change in net assets resulting from operations	115,065,362	342,234,091

Dividends to Shareholders:
From net investment income	(35,104,942)	(36,803,773)

Change in net assets resulting from dividends to shareholders	(35,104,942)	(36,803,773)

Capital Transactions:
Proceeds from shares issued	58,591,865	148,369,871
Proceeds from shares issued in merger	—	316,567,026
Proceeds from dividends reinvested	35,104,942	36,803,773
Value of shares redeemed	(202,433,238)	(122,566,179)

Change in net assets resulting from capital transactions	(108,736,431)	379,174,491

Change in net assets	(28,776,011)	684,604,809
Net Assets:
Beginning of period	2,753,187,559	2,068,582,750

End of period	$2,724,411,548	$2,753,187,559

Accumulated net investment income/(loss)	$33,171,463	$35,104,890

Share Transactions:
Shares issued	4,555,478	12,332,796
Shares issued in merger	—	26,874,597
Dividends reinvested	2,694,163	3,087,565
Shares redeemed	(15,696,602)	(10,402,400)

Change in shares	(8,446,961)	31,892,558

See accompanying notes to the financial statements.

6

AZL MVP Fusion Moderate Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$12.68	$11.17	$10.09	$10.58	$9.63

Investment Activities:
Net Investment Income/(Loss)	0.14	0.11	0.13	0.14	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	0.40	1.57	1.13	(0.44)	1.07

Total from Investment Activities	0.54	1.68	1.26	(0.30)	1.12

Dividends to Shareholders From:
Net Investment Income	(0.17)	(0.17)	(0.18)	(0.19)	(0.17)

Total Dividends	(0.17)	(0.17)	(0.18)	(0.19)	(0.17)

Net Asset Value, End of Period	$13.05	$12.68	$11.17	$10.09	$10.58

Total Return(a)	4.24%	15.17%	12.53%	(2.84)%	11.74%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,724,412	$2,753,188	$2,068,583	$1,808,566	$1,545,100
Net Investment Income/(Loss)	1.04%	1.22%	1.34%	1.63%	1.47%
Expenses Before Reductions*(b)	0.22%	0.22%	0.23%	0.22%	0.24%
Expenses Net of Reductions*	0.22%	0.21%	0.18%	0.17%	0.19%
Portfolio Turnover Rate(c)	20%	5%	23%	19%	32%

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

7

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Fusion Moderate Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, and reclassification of certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2014, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in

8

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2014

accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $135.8 million as of December 31, 2014. The monthly average notional amount for these contracts was $137.7 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$1,426,879	Payable for variation margin on futures contracts	$—

Interest Risk Exposure

Interest Rate		256,799		—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$13,034,145	$(1,786,180)

Interest Rate Risk Exposure

Interest Rate		1,721,433	1,136,681

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Fusion Moderate Fund	0.20%	0.30%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

9

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2014

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2014, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2014 is as follows:

	Fair Value 12/31/13	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/14	Dividend Income
AZL BlackRock Capital Appreciation Fund	$115,581,921	$5,642,914	$(61,032,285)	$18,416,098	$(21,622,410)	$56,986,238	$—
AZL Dreyfus Research Growth Fund	59,676,396	2,976,592	(7,652,286)	2,089,577	(467,060)	56,623,219	87,892
AZL Federated Clover Small Cap Value Fund	73,585,473	7,107,561	(21,704,884)	4,621,578	(7,363,113)	56,246,615	463,337
AZL Gateway Fund	64,108,605	4,863,671	(435,609)	17,685	1,277,005	69,831,357	819,330
AZL International Index Fund	138,577,462	3,830,745	(3,857,221)	524,830	(11,252,563)	127,823,253	2,400,837
AZL Invesco Growth and Income Fund	85,282,089	3,473,953	(9,382,940)	2,286,968	2,291,901	83,951,971	824,477
AZL Invesco International Equity Fund	145,904,078	4,106,052	(2,706,318)	445,981	(2,200,352)	145,549,441	2,242,952
AZL JPMorgan International Opportunities Fund	165,794,478	6,774,715	(3,204,284)	304,183	(14,650,240)	155,018,852	2,215,644
AZL JPMorgan U.S. Equity Fund	142,763,569	1,022,793	(23,143,849)	7,774,429	9,815,713	138,232,655	1,022,793
AZL MetWest Total Return Bond Fund	—	201,116,856	(1,182,412)	7,799	1,399,596	201,341,839	—
AZL MFS Investors Trust Fund	58,969,878	1,532,163	(7,833,024)	2,096,518	2,152,781	56,918,316	403,574
AZL MFS Mid Cap Value Fund	44,831,986	1,912,691	(5,944,331)	1,722,116	797,978	43,320,440	141,549
AZL MFS Value Fund	100,843,193	1,332,974	(12,897,354)	3,510,315	4,764,765	97,553,893	1,332,974
AZL Mid Cap Index Fund	29,875,099	1,175,874	(3,040,228)	715,466	608,999	29,335,210	186,824
AZL Morgan Stanley Global Real Estate Fund	50,675,782	1,872,695	(2,563,063)	232,027	6,283,730	56,501,171	524,750
AZL Morgan Stanley Mid Cap Growth Fund	44,653,519	4,889,564	(4,575,930)	1,067,824	(4,426,441)	41,608,536	—
AZL NFJ International Value Fund	87,346,197	13,669,729	(1,924,843)	(229,030)	(10,090,053)	88,772,000	1,797,213
AZL Oppenheimer Discovery Fund	71,992,221	11,175,504	(6,828,418)	1,436,552	(7,102,967)	70,672,892	—
AZL Pyramis Core Bond Fund	187,569,003	38,546,337	(31,587,638)	173,866	6,631,863	201,333,431	2,713,804
AZL Russell 1000 Growth Index Fund	80,489,962	5,243,823	(21,110,512)	6,044,560	(3,611,567)	67,056,266	634,825
AZL Russell 1000 Value Index Fund	99,150,050	17,498,970	(10,514,671)	1,665,496	(321,602)	107,478,243	1,574,967
AZL Schroder Emerging Markets Equity Fund	24,776,480	3,298,336	(1,246,726)	28,676	(1,488,683)	25,368,083	159,644
AZL Wells Fargo Large Cap Growth Fund	—	53,036,546	(2,413,732)	175,146	6,120,800	56,918,760	—
NFJ Dividend Value Portfolio	57,493,173	3,120,767	(6,137,973)	1,376,928	894,542	56,747,437	1,128,387
PIMCO PVIT Global Advantage Strategy Bond Portfolio	76,358,466	5,216,182	(239,271)	(4,673)	(2,831,270)	78,499,434	1,571,810
PIMCO PVIT High Yield Portfolio	51,103,132	5,194,632	—	—	(1,161,619)	55,136,145	2,875,932
PIMCO PVIT Low Duration Portfolio	—	82,932,199	—	—	(567,651)	82,364,548	696,898
PIMCO PVIT Real Return Portfolio	103,172,839	1,907,698	(26,621,078)	(2,529,251)	4,603,181	80,533,389	1,204,491
PIMCO PVIT Total Return Portfolio	379,139,436	20,226,566	(205,577,049)	(44,534)	8,055,019	201,799,438	6,861,731
PIMCO PVIT Unconstrained Bond Portfolio	76,580,653	5,280,046	(83,474,671)	3,173,835	(1,559,863)	—	713,858

	$2,616,295,140	$519,979,148	$(568,832,600)	$57,100,965	$(35,019,581)	$2,589,523,072	$34,600,493

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

10

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2014

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $33,009 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Companies	$2,589,523,072	$—	$2,589,523,072
Unaffiliated Investment Company	96,002,517	—	96,002,517

Total Investment Securities	2,685,525,589	—	2,685,525,589

Other Financial Instruments:*
Futures Contracts	1,683,678	—	1,683,678

Total Investments	$2,687,209,267	$—	$2,687,209,267

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Fusion Moderate Fund	$519,979,148	$568,832,600

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

11

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2014

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $2,230,202,919. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$507,308,671
Unrealized depreciation	(51,986,001)

Net unrealized appreciation/(depreciation)	$455,322,670

During the year ended December 31, 2014, the Fund utilized $17,162,227 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Moderate Fund	$35,104,942	$—	$35,104,942

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Fusion Moderate Fund	$36,803,773	$—	$36,803,773

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Fusion Moderate Fund	$33,171,463	$99,506,848	$—	$455,322,670	$588,000,981

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Acquisition of Funds

On April 26, 2013, the Fund acquired all of the net assets of the AZL MVP Fusion Moderate Fund, an open-end investment company, pursuant to a plan of reorganization approved by AZL MVP Fusion Moderate Fund shareholders on April 24, 2013. The purpose of the transaction was to combine two funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 26,874,897 shares of the Fund, valued at $316,567,026, for 27,547,105 shares of the AZL MVP Fusion Moderate Fund outstanding on April 26, 2013.

The investment portfolio of the AZL MVP Fusion Moderate Fund, with a fair value of $300,786,728 and identified cost of $278,882,682 at April 26, 2013, was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the AZL MVP Fusion Moderate Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the net assets of the Fund were $2,146,421,277. All fees and expenses incurred by the AZL MVP Fusion Moderate Fund and the Fund directly in connection with the plan of reorganization were borne by the Funds.

12

AZL MVP Fusion Moderate Fund

Notes to the Financial Statements

December 31, 2014

Assuming the acquisition had been completed on January 1, 2013, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2013, are as follows:

Net investment income/(loss)	$29,999,976
Net realized/unrealized gains/losses)	327,641,283

Change in net assets resulting from operations	$357,641,259

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the AZL MVP Fusion Moderate Fund that have been included in the Fund’s statement of operations since April 26, 2013.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2014, the Fund had a controlling interest (in excess of 50%) in the AZL International Index Fund, AZL NFJ International Fund, the AZL Russell 1000 Growth Index Fund, and the AZL Wells Fargo Large Cap Growth Fund, which are affiliated with the Investment Adviser.

10. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Fusion Moderate Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the brokers and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

14

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 29.41% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

15

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2016.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreement was approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

17

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2014 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 12 Funds, one Fund, the AZL MVP T. Rowe Price Capital Appreciation Fund, did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 43rd, 73rd, 74th, and 86th percentiles respectively, in their [Lipper] peer groups, and for the one year period ended June 30, 2014 they ranked in the 49th, 74th, 32nd, and 82nd percentiles, respectively. For the three year period ended June 30, 2014, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 47th and 27th percentiles of their peer groups, respectively, and for the one year ended June 30, 2014 they ranked in the 69th and 27th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the two year period ended June 30, 2014, the AZL Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 20th, 50th, 12th, and 24th percentiles respectively; the AZL MVP Balanced Index Strategy and AZL MVP Growth Index Strategy Funds ranked in the 30th and 1st percentiles respectively; and the AZL MVP BlackRock Global Allocation, AZL MVP Invesco Equity & Income and the AZL MVP Franklin Templeton Founding Strategy Plus Funds ranked in the 47th, 1st, and 8th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 38th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity & Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 7th percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $9.9 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.8 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	43	None

19

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

20

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® MVP Growth Index Strategy Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Growth Index Strategy Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Growth Index Strategy Fund.

What factors affected the Fund’s performance for the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® MVP Growth Index Strategy Fund returned 6.47%. That compared to a 11.73% total return for its benchmark, the Growth Composite Index, which is comprised of an 75% weighting in the S&P 500 Index1 and a 25% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL® MVP Growth Index Strategy Fund is a fund of funds that pursues broad diversification across four equity sub-portfolios and one fixed-income sub-portfolio. The four equity sub-portfolios pursue passive strategies that aim to achieve, before fees, returns similar to the S&P 500 Index, the S&P 400 Index3, the S&P 6004 Index, and the MSCI EAFE Index5, which represents shares of large companies in developed foreign markets. The fixed income sub-portfolio is an enhanced bond index strategy that seeks to achieve a return that exceeds the Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund allocates 65% to 85% of its assets to the underlying equity index funds and between 15% and 35% to the underlying bond index fund. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process, which is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

The U.S. equity market produced positive returns during the period, with the S&P 500 Index gaining 13.69%. Economic activity recovered after facing a contraction at the start of the year as extreme weather conditions across much of the U.S. created a challenging economic environment. Several economic indicators showed positive direction for most of the year. The U.S. employment situation improved, consumer confidence rose higher, the manufacturing sector rebounded, inflation remained below its long-term trend and the housing sector steadily improved. Consumers also benefited from the significant drop in oil prices that occurred toward the end of the year. The Federal Reserve (the Fed) exited its quantitative easing program by slowly reducing its bond purchases throughout the year, and concluded the program by making the final $15 billion purchase in October. Despite the continued economic gains, the Fed remained committed to keeping short-term interest rates anchored near zero until the economy could show further improvement.

Developed international equity markets lagged, with the MSCI EAFE Index declining 4.90% during the period. Continued weakness in Europe and a contraction in Japan’s gross domestic product6 signaled further divergence between the U.S. and other major developed economies in 2014. Attempts to stimulate growth in Europe and Japan were met with varying degrees of success. One outcome from these stimulative efforts has been continued strength in the U.S. dollar. This currency impact has created an additional headwind for international returns.

Fixed income markets benefited from a decline in long-term interest rates during the last 12 months with the 10-year U.S. Treasury yield dropping 87 basis points (0.87%) during this period. Bond prices increase when interest rates decrease. Against this backdrop, the Barclays Capital U.S. Aggregate Bond Index gained 5.97%.

The Fund underperformed its composite benchmark during the period due to its exposure to international equity and small- and mid-cap stocks, and due to the slight underperformance from the underlying fixed income fund compared to its benchmark.*

In the generally low volatility environment for most of 2014, the MVP risk management process worked as intended and largely maintained a neutral equity allocation relative to its target, resulting in a minimal impact on the Fund’s equity exposure and performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
[3]	The Standard & Poor’s MidCap 400 Index (“S&P 400”) is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.
[4]	The Standard & Poor’s SmallCap 600 Index (“S&P 600”) covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable.
[5]	The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.
[6]	Gross Domestic Product (GDP) is the monetary value of all the finished goods and services produced within a country’s borders in a specific time period, though GDP is usually calculated on an annual basis. It includes all of private and public consumption, government outlays, investments and exports less imports that occur within a defined territory.

Investors cannot invest directly in an index.

1

AZL® MVP Growth Index Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of Permitted Underlying Funds that represent different classes in the Fund’s asset allocation.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Indices because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	Since Inception (1/10/12)
AZL® MVP Growth Index Strategy Fund	6.47%	12.72%
Growth Composite Index	11.73%	15.22%
S&P 500 Index	13.69%	19.50%
Barclays U.S. Aggregate Bond Index	5.97%	2.71%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[2]	Gross
AZL® MVP Growth Index Strategy Fund	0.70%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.20% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

[2]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the Permitted Underlying Funds. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.13%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Growth Composite Index”), which is comprised of 75% of the Standard & Poor’s 500 Index (“S&P 500”) and 25% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Growth Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Growth Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MVP Growth Index Strategy Fund	$1,000.00	$1,009.80	$0.61	0.12%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MVP Growth Index Strategy Fund	$1,000.00	$1,024.60	$0.61	0.12%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	52.1%
Fixed Income	24.0
International Equities	19.0
Money Market	3.1

Total Investment Securities	98.2
Net other assets (liabilities)	1.8

Net Assets	100.0%

3

AZL MVP Growth Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value

Affiliated Investment Companies (95.1%):
24,091,890	AZL Enhanced Bond Index Fund	$268,142,739
13,869,103	AZL International Index Fund	211,919,894
5,243,173	AZL Mid Cap Index Fund	123,162,130
27,622,321	AZL S&P 500 Index Fund, Class 2	397,761,428
4,056,293	AZL Small Cap Stock Index Fund	62,588,596

Total Affiliated Investment Companies (Cost $939,252,589)		1,063,574,787

Shares		Fair Value

Unaffiliated Investment Companies (3.1%):
1,500,347	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	$1,500,347
33,000,865	Goldman Sachs Financial Square Federal Fund, Institutional Shares, 0.61%(a)	33,000,865

Total Unaffiliated Investment Companies (Cost $34,501,212)		34,501,212

Total Investment Securities (Cost $973,753,801)(b) — 98.2%		1,098,075,999
Net other assets (liabilities) — 1.8%		20,181,216

Net Assets — 100.0%		$1,118,257,215

Percentages indicated are based on net assets as of December 31, 2014.

(a)	The rate represents the effective yield at December 31, 2014.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $23,331,890 has been segregated to cover margin requirements for the following open contracts as of December 31, 2014:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/20/15	111	$14,074,453	$74,595
S&P 500 Index E-Mini March Futures	Long	3/20/15	406	41,663,720	669,409

Total					$744,004

See accompanying notes to the financial statements.

4

AZL MVP Growth Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in non-affiliates, at cost	$34,501,212
Investments in affiliates, at cost	939,252,589

Total Investment securities, at cost	$973,753,801

Investments in non-affiliates, at value	$34,501,212
Investments in affiliates, at value	1,063,574,787

Total Investment securities, at value	1,098,075,999
Cash	1,215
Segregated cash for collateral	23,331,890
Interest and dividends receivable	110
Receivable for capital shares issued	89,192
Receivable for variation margin on futures contracts	25,534
Prepaid expenses	9,286

Total Assets	1,121,533,226

Liabilities:
Payable for affiliated investments purchased	1,493,687
Payable for capital shares redeemed	1,165,157
Payable for variation margin on futures contracts	494,709
Manager fees payable	94,144
Administration fees payable	2,904
Custodian fees payable	556
Administrative and compliance services fees payable	2,379
Trustee fees payable	48
Other accrued liabilities	22,427

Total Liabilities	3,276,011

Net Assets	$1,118,257,215

Net Assets Consist of:
Capital	$971,708,864
Accumulated net investment income/(loss)	11,042,200
Accumulated net realized gains/(losses) from investment transactions	10,439,949
Net unrealized appreciation/(depreciation) on investments	125,066,202

Net Assets	$1,118,257,215

Shares of beneficial interest (unlimited number of shares authorized, no par value)	80,464,282
Net Asset Value (offering and redemption price per share)	$13.90

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends from affiliates	$11,204,597
Dividends	976

Total Investment Income	11,205,573

Expenses:
Manager fees	952,735
Administration fees	56,595
Custodian fees	2,258
Administrative and compliance services fees	12,717
Trustee fees	48,197
Professional fees	42,606
Shareholder reports	25,684
Other expenses	16,063

Total expenses	1,156,855

Net Investment Income/(Loss)	10,048,718

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	(141,176)
Net realized gains distributions from affiliated underlying funds	7,122,586
Net realized gains/(losses) on futures contracts	5,417,203
Change in net unrealized appreciation/depreciation on investments	37,623,793

Net Realized/Unrealized Gains/(Losses) on Investments	50,022,406

Change in Net Assets Resulting From Operations	$60,071,124

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Growth Index Strategy Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$10,048,718	$6,077,397
Net realized gains/(losses) on investment transactions	12,398,613	6,605,670
Change in unrealized appreciation/depreciation on investments	37,623,793	77,847,321

Change in net assets resulting from operations	60,071,124	90,530,388

Dividends to Shareholders:
From net investment income	(7,493,815)	—
From net realized gains	(6,092,693)	(132,776)

Change in net assets resulting from dividends to shareholders	(13,586,508)	(132,776)

Capital Transactions:
Proceeds from shares issued	302,032,705	418,445,579
Proceeds from dividends reinvested	13,586,508	132,776
Value of shares redeemed	(12,452,843)	(1,512,753)

Change in net assets resulting from capital transactions	303,166,370	417,065,602

Change in net assets	349,650,986	507,463,214
Net Assets:
Beginning of period	768,606,229	261,143,015

End of period	$1,118,257,215	$768,606,229

Accumulated net investment income/(loss)	$11,042,200	$7,493,758

Share Transactions:
Shares issued	22,290,139	34,374,348
Dividends reinvested	990,270	10,786
Shares redeemed	(922,984)	(125,252)

Change in shares	22,357,425	34,259,882

See accompanying notes to the financial statements.

6

AZL MVP Growth Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2014	Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$13.23	$10.95	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.10	0.10	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	0.75	2.18	1.01

Total from Investment Activities	0.85	2.28	1.10

Dividends to Shareholders From:
Net Investment Income	(0.10)	—	(0.12)
Net Realized Gains	(0.08)	— (b)	(0.03)

Total Dividends	(0.18)	— (b)	(0.15)

Net Asset Value, End of Period	$13.90	$13.23	$10.95

Total Return(c)	6.47%	20.85%	10.98	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,118,257	$768,606	$261,143
Net Investment Income/(Loss)(e)	1.05%	1.25%	1.47%
Expenses Before Reductions*(e)(f)	0.12%	0.13%	0.22%
Expenses Net of Reductions*(e)	0.12%	0.13%	0.15%
Portfolio Turnover Rate	1%	— (g)	11	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations. During the period from January 10, 2012 to December 10, 2012, the Fund’s primary vehicle for gaining exposure to derivatives was through investments in its wholly-owned and controlled subsidiary , the AZL MVP GIS Investments Trust (the “Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Represents less than 0.5%.

See accompanying notes to the financial statements.

7

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Growth Index Strategy Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2014

Futures Contracts

During the year ended December 31, 2014, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $55.7 million as of December 31, 2014. The monthly average notional amount for these contracts was $48.2 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$669,409	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate		74,595		—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$4,981,779	$(346,918)

Interest Rate Risk Exposure

Interest Rate		435,424	244,914

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Growth Index Strategy Fund	0.10%	0.20%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

9

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2014

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2014, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2014 is as follows:

	Fair Value 12/31/13	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/14	Dividend Income
AZL Enhanced Bond Index Fund	$181,352,461	$84,055,956	$(6,270,269)	$(212,042)	$9,216,633	$268,142,739	$2,416,107
AZL International Index Fund	146,041,046	82,825,380	(720,407)	60,271	(16,286,396)	211,919,894	3,437,711
AZL Mid Cap Index Fund	84,282,835	33,765,099	—	—	5,114,196	123,162,130	736,128
AZL S&P 500 Index Fund, Class 2	274,348,332	83,708,374	(73,631)	10,595	39,767,758	397,761,428	4,274,383
AZL Small Cap Stock Index Fund	42,014,649	20,660,340	—	—	(86,393)	62,588,596	340,268

	$728,039,323	$305,015,149	$(7,064,307)	$(141,176)	$37,725,798	$1,063,574,787	$11,204,597

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $10,866 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

10

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2014

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Companies	$1,063,574,787	$—	$1,063,574,787
Unaffiliated Investment Companies	34,501,212	—	34,501,212

Total Investment Securities	1,098,075,999	—	1,098,075,999

Other Financial Instruments:*
Futures Contracts	744,004	—	744,004

Total Investments	$1,098,820,003	$—	$1,098,820,003

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Growth Index Strategy Fund	$305,015,149	$7,064,307

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $974,084,932. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$124,322,198
Unrealized depreciation	(331,131)

Net unrealized appreciation/(depreciation)	$123,991,067

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Growth Index Strategy Fund	$9,327,632	$4,258,876	$13,586,508

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Growth Index Strategy Fund	$53,288	$79,488	$132,776

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

11

AZL MVP Growth Index Strategy Fund

Notes to the Financial Statements

December 31, 2014

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Growth Index Strategy Fund	$13,168,265	$9,389,019	$—	$123,991,067	$146,548,351

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Growth Index Strategy Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the brokers, custodian and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

13

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 33.35% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $4,258,876.

During the year ended December 31, 2014, the Fund declared net short-term capital gain distributions of $1,833,816.

14

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Fund of Funds Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

15

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2016.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreement was approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

16

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2014 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 12 Funds, one Fund, the AZL MVP T. Rowe Price Capital Appreciation Fund, did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 43rd, 73rd, 74th, and 86th percentiles respectively, in their [Lipper] peer groups, and for the one year period ended June 30, 2014 they ranked in the 49th, 74th, 32nd, and 82nd percentiles, respectively. For the three year period ended June 30, 2014, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 47th and 27th percentiles of their peer groups, respectively, and for the one year ended June 30, 2014 they ranked in the 69th and 27th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the two year period ended June 30, 2014, the AZL Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 20th, 50th, 12th, and 24th percentiles respectively; the AZL MVP Balanced Index Strategy and AZL MVP Growth Index Strategy Funds ranked in the 30th and 1st percentiles respectively; and the AZL MVP BlackRock Global Allocation, AZL MVP Invesco Equity & Income and the AZL MVP Franklin Templeton Founding Strategy Plus Funds ranked in the 47th, 1st, and 8th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 38th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity & Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 7th percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $9.9 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.8 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

17

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd.Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	43	None

18

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

19

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® MVP Invesco Equity and Income Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP Invesco Equity and Income Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP Invesco Equity and Income Fund.

What factors affected the Fund’s performance for the year ended December 31, 2014?

For the year ended December 31, 2014, the AZL® MVP Invesco Equity and Income Fund returned 8.42%. That compared to a 10.56% total return for its benchmark, the Balanced Composite Index, which is comprised of an 60% weighting in the S&P 500 Index1 and a 40% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL® MVP Invesco Equity and Income Fund is a fund of funds that invests primarily in the shares of another mutual fund managed by the Manager, the AZL® Invesco Equity and Income Fund. This underlying fund primarily invests in income-producing equity instruments (including common stocks, preferred stocks and convertible securities) and investment-grade quality debt securities. The Fund also employs the MVP (Managed Volatility Portfolio) risk management process that primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.* The 12 months through December 31, 2014, were characterized by steady improvement in the U.S. economy and strong returns for U.S. stocks. Equity markets were volatile for the first four months of the year as investors worried that stocks had risen too far, too fast in 2013. Political upheaval in Ukraine and signs of economic sluggishness in the U.S. and China added to investor uncertainty. However, investors began to show confidence in the economic recovery and stocks rallied through the summer. The Federal Reserve reduced its monthly security purchases throughout the year, finally ending all purchases by October. That action had little impact on the market because it was widely expected. However, stocks suffered again in mid-September when the price of oil began a freefall, finishing 2014 at the lowest point in several years. After another sell-off in the equity markets in December, the S&P 500 rallied at the end of the month and finished the year on a positive note.

The Fund maintains a cash allocation to use for investment opportunities. While this allocation was within our typical target range throughout the period, holding cash detracted from relative performance in a strong equity market. Stock selection within health care also hurt performance relative to our equity benchmark. Underweight positions and stock selection in consumer staples and financials dampened relative performance as well. In particular, the Fund’s lack of exposure to real estate investment trusts3 (REITs) in the financial sector—adopted because we believed REITs were overvalued—hurt performance when investor demand for yield drove up the prices of those investments.*

Stock selection within utilities boosted relative performance versus the equity benchmark, mainly through holdings of electric utility companies. An allocation to and security selection within convertible bonds also contributed to relative performance versus the S&P 500.*

The fixed-income portion of the Fund’s portfolio slightly underperformed the Barclays U.S. Aggregate Index. The Fund’s mandate is to hold higher-grade, shorter-duration bonds than the index in order to provide potential return and mitigate volatility. This allocation posted positive returns but detracted from relative performance when falling bond yields caused lower-duration bonds to experience less price appreciation than higher-duration bonds.*

We used currency forward contracts during the period solely for the purpose of hedging the currency exposure of non-U.S.-based companies held in the portfolio. The use of currency forward contracts had a positive impact on the Fund’s performance relative to the S&P 500 for the period.*

In the generally low volatility environment for most of 2014, the MVP risk management process worked as intended and largely maintained a neutral equity allocation relative to its target, resulting in a minimal impact on the Fund’s equity exposure and performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.
[3]	Investments in the Funds are subject to the risks related to direct investment in real estate, such as real estate risk, regulatory risks, concentration risk, and diversification risk. By itself the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investments.

Investors cannot invest directly in an index.

1

AZL® MVP Invesco Equity and Income Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek the highest possible income consistent with safety of principal, with long-term growth as an important secondary objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in the shares of another mutual fund managed by the manager, the AZL® Invesco Equity and Income Fund, combined with the MVP risk management process.

Investment Concerns

The Fund invests in an underlying fund, so its investment performance is directly related to the performance of that underlying fund. Before investing, investors should assess the risks associated with and types of investments made by the underlying fund in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2014

	1 Year	Since Inception (1/10/12)
AZL® MVP Invesco Equity and Income Fund	8.42%	13.63%
Balanced Composite Index	10.56%	12.68%
S&P 500 Index	13.69%	19.50%
Barclays U.S. Aggregate Bond Index	5.97%	2.71%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® MVP Invesco Equity and Income Fund	1.08%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.15% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.16%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 60% of the Standard & Poor’s 500 Index (“S&P 500”) and 40% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP Invesco Equity and Income Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP Invesco Equity and Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MVP Invesco Equity and Income Fund	$1,000.00	$1,025.00	$0.66	0.13%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MVP Invesco Equity and Income Fund	$1,000.00	$1,024.55	$0.66	0.13%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Domestic Equities	95.2%
Money Market	3.0

Total Investment Securities	98.2
Net other assets (liabilities)	1.8

Net Assets	100.0%

3

AZL MVP Invesco Equity and Income Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Affiliated Investment Company (95.2%):
26,975,224	AZL Invesco Equity and Income Fund	$445,091,201

Total Affiliated Investment Company (Cost $395,720,054)		445,091,201

Unaffiliated Investment Companies (3.0%):
97,824	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	97,824
14,000,367	Goldman Sachs Financial Square Federal Fund, Institutional Shares, 0.61%(a)	14,000,367

Total Unaffiliated Investment Companies (Cost $14,098,191)		14,098,191

Total Investment Securities (Cost $409,818,245)(b) — 98.2%		459,189,392
Net other assets (liabilities) — 1.8%		8,267,391

Net Assets — 100.0%		$467,456,783

Percentages indicated are based on net assets as of December 31, 2014.

(a)	The rate represents the effective yield at December 31, 2014.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $9,599,328 has been segregated to cover margin requirements for the following open contracts as of December 31, 2014:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/20/15	74	$9,382,969	$50,037
S&P 500 Index E-Mini March Futures	Long	3/20/15	136	13,956,320	219,645

Total					$269,682

See accompanying notes to the financial statements.

4

AZL MVP Invesco Equity and Income Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in non-affiliates, at cost	$14,098,191
Investments in affiliates, at cost	395,720,054

Total Investment securities, at cost	$409,818,245

Investments in non-affiliates, at value	$14,098,191
Investments in affiliates, at value	445,091,201

Total Investment securities, at value	459,189,392
Segregated cash for collateral	9,599,328
Interest and dividends receivable	47
Receivable for capital shares issued	101,881
Receivable for variation margin on futures contracts	16,188
Prepaid expenses	3,764

Total Assets	468,910,600

Liabilities:
Payable for affiliated investments purchased	97,834
Payable for capital shares redeemed	1,136,865
Payable for variation margin on futures contracts	165,240
Manager fees payable	39,234
Administration fees payable	2,287
Custodian fees payable	451
Administrative and compliance services fees payable	790
Trustee fees payable	16
Other accrued liabilities	11,100

Total Liabilities	1,453,817

Net Assets	$467,456,783

Net Assets Consist of:
Capital	$403,014,251
Accumulated net investment income/(loss)	2,550,771
Accumulated net realized gains/(losses) from investment transactions	12,250,932
Net unrealized appreciation/(depreciation) on investments	49,640,829

Net Assets	$467,456,783

Shares of beneficial interest (unlimited number of shares authorized, no par value)	32,529,558
Net Asset Value (offering and redemption price per share)	$14.37

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends from affiliates	$3,096,637
Dividends	414

Total Investment Income	3,097,051

Expenses:
Manager fees	390,710
Administration fees	52,864
Custodian fees	2,189
Administrative and compliance services fees	5,089
Trustee fees	19,227
Professional fees	17,140
Shareholder reports	25,183
Recoupment of prior expenses reimbursed by the manager	27,717
Other expenses	6,159

Total expenses	546,278

Net Investment Income/(Loss)	2,550,773

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	175,281
Net realized gains distributions from affiliated underlying funds	10,476,705
Net realized gains/(losses) on futures contracts	1,812,043
Change in net unrealized appreciation/depreciation on investments	16,815,538

Net Realized/Unrealized Gains/(Losses) on Investments	29,279,567

Change in Net Assets Resulting From Operations	$31,830,340

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL MVP Invesco Equity and Income Fund
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
Operations:
Net investment income/(loss)	$2,550,773	$1,485,444
Net realized gains/(losses) on investment transactions	12,464,029	1,054,836
Change in unrealized appreciation/depreciation on investments	16,815,538	30,252,624

Change in net assets resulting from operations	31,830,340	32,792,904

Dividends to Shareholders:
From net investment income	(1,487,000)	—
From net realized gains	(1,279,786)	(33,714)

Change in net assets resulting from dividends to shareholders	(2,766,786)	(33,714)

Capital Transactions:
Proceeds from shares issued	143,369,251	188,556,214
Proceeds from dividends reinvested	2,766,786	33,714
Value of shares redeemed	(6,578,804)	(2,039,133)

Change in net assets resulting from capital transactions	139,557,233	186,550,795

Change in net assets	168,620,787	219,309,985
Net Assets:
Beginning of period	298,835,996	79,526,011

End of period	$467,456,783	$298,835,996

Accumulated net investment income/(loss)	$2,550,771	$1,486,998

Share Transactions:
Shares issued	10,400,365	15,181,645
Dividends reinvested	194,981	2,693
Shares redeemed	(469,101)	(167,924)

Change in shares	10,126,245	15,016,414

See accompanying notes to the financial statements.

6

AZL MVP Invesco Equity and Income Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2014	Year Ended December 31, 2013	January 10, 2012 to December 31, 2012 (a)
Net Asset Value, Beginning of Period	$13.34	$10.77	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.06	0.07	0.10
Net Realized and Unrealized Gains/(Losses) on Investments	1.06	2.50	0.79

Total from Investment Activities	1.12	2.57	0.89

Dividends to Shareholders From:
Net Investment Income	(0.05)	—	(0.10)
Net Realized Gains	(0.04)	— (b)	(0.02)

Total Dividends	(0.09)	— (b)	(0.12)

Net Asset Value, End of Period	$14.37	$13.34	$10.77

Total Return(c)	8.42%	23.88%	8.89	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$467,457	$298,836	$79,526
Net Investment Income/(Loss)(e)	0.65%	0.89%	1.82%
Expenses Before Reductions*(e)(f)	0.14%	0.16%	0.36%
Expenses Net of Reductions*(e)	0.14%	0.15%	0.15%
Portfolio Turnover Rate	1%	— (g)	9	%(d)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations. During the period from January 10, 2012 to December 10, 2012, the Fund’s primary vehicle for gaining exposure to derivatives is through investments in its wholly-owned and controlled subsidiary, the AZL MVP IEI Investments Trust (“the Subsidiary”). The Subsidiary was liquidated on December 10, 2012 at its net asset value on such date. The Subsidiary’s operations have been consolidated with the operations of the Fund through its liquidation on December 10, 2012.

(b)	Represents less than $0.005.

(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Represents less than 0.5%.

See accompanying notes to the financial statements.

7

AZL MVP Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP Invesco Equity and Income Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

8

AZL MVP Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2014

Futures Contracts

During the year ended December 31, 2014, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $23.3 million as of December 31, 2014. The monthly average notional amount for these contracts was $19.5 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$219,645	Payable for variation margin on futures contracts	$—

Interest Rate Risk Exposure

Interest Rate		50,037		—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$1,518,700	$(93,870)

Interest Rate Risk Exposure

Interest Rate		293,343	154,401

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP Invesco Equity and Income Fund	0.10%	0.15%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2014, the contractual reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2015	Expires 12/31/2016	Total
AZL MVP Invesco Equity and Income Fund	$11,712	$16,005	$27,717

9

AZL MVP Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2014

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the year ended December 31, 2014, there were no voluntary waivers.

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2014, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2014 is as follows:

	Fair Value 12/31/13	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/14	Dividend Income
AZL Invesco Equity and Income Fund	$283,088,456	$148,176,634	$(3,104,177)	$175,281	$16,755,007	$445,091,201	$3,096,637

	$283,088,456	$148,176,634	$(3,104,177)	$175,281	$16,755,007	$445,091,201	$3,096,637

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $4,420 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Company	$445,091,201	$—	$445,091,201
Unaffiliated Investment Companies	14,098,191	—	14,098,191

Total Investment Securities	459,189,392	—	459,189,392

Other Financial Instruments:*
Futures Contracts	269,682	—	269,682

Total Investments	$459,459,074	$—	$459,459,074

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

10

AZL MVP Invesco Equity and Income Fund

Notes to the Financial Statements

December 31, 2014

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP Invesco Equity and Income Fund	$148,176,634	$3,104,177

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $409,822,149. The gross unrealized appreciation/ (depreciation) on a tax basis is as follows:

Unrealized appreciation	$49,371,147
Unrealized depreciation	(3,904)

Net unrealized appreciation/(depreciation)	$49,367,243

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Invesco Equity and Income Fund	$1,965,000	$801,786	$2,766,786

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2013 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP Invesco Equity and Income Fund	$13,495	$20,219	$33,714

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP Invesco Equity and Income Fund	$3,299,779	$11,775,510	$–	$49,367,243	$64,442,532

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Concentration of Investments

As of December 31, 2014, the Fund’s investment in the AZL Invesco Equity and Income Fund, which is affiliated with the Investment Adviser, represented greater than 90% of the Fund’s net assets. The financial statements of the AZL Invesco Equity and Income Fund are attached hereto.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP Invesco Equity and Income Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the brokers, custodian and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

12

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 79.80% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $801,786.

During the year ended December 31, 2014, the Fund declared net short-term capital gain distributions of $478,000.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2016.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreement was approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

15

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2014 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 12 Funds, one Fund, the AZL MVP T. Rowe Price Capital Appreciation Fund, did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 43rd, 73rd, 74th, and 86th percentiles respectively, in their [Lipper] peer groups, and for the one year period ended June 30, 2014 they ranked in the 49th, 74th, 32nd, and 82nd percentiles, respectively. For the three year period ended June 30, 2014, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 47th and 27th percentiles of their peer groups, respectively, and for the one year ended June 30, 2014 they ranked in the 69th and 27th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the two year period ended June 30, 2014, the AZL Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 20th, 50th, 12th, and 24th percentiles respectively; the AZL MVP Balanced Index Strategy and AZL MVP Growth Index Strategy Funds ranked in the 30th and 1st percentiles respectively; and the AZL MVP BlackRock Global Allocation, AZL MVP Invesco Equity & Income and the AZL MVP Franklin Templeton Founding Strategy Plus Funds ranked in the 47th, 1st, and 8th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 38th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity & Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 7th percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $9.9 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.8 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

16

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd.Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	43	None

17

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

18

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1214 2/15

AZL® MVP T. Rowe Price Capital Appreciation Fund

Annual Report

December 31, 2014

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MVP T. Rowe Price Capital Appreciation Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MVP T. Rowe Price Capital Appreciation Fund.

What factors affected the Fund’s performance from its inception on January 10, 2014 to the period ended December 31, 2014?

From its inception on January 10, 2014 to the period ended December 31, 2014, the AZL® MVP T. Rowe Price Capital Appreciation Fund returned 11.19%. That compared to a 10.43% total return for its benchmark, the Balanced Composite Index, which is comprised of an 60% weighting in the S&P 500 Index1 and a 40% weighting in the Barclays U.S. Aggregate Bond Index2.

The AZL® MVP T. Rowe Price Capital Appreciation Fund is a fund of funds that invests primarily in the shares of the AZL® T. Rowe Price Capital Appreciation Fund—managed by the Manager. This underlying holding invests in a portfolio of equity, debt, and money market securities. The Fund also employs the MVP (Managed Volatility Portfolio) risk-management process that primarily uses derivatives and is intended to adjust the risk of the portfolio based on quantitative indicators of market risk, such as the current level of fund and market volatility.*

U.S. equities rose in 2014 for the sixth consecutive year as the economy recovered strongly from a first-quarter weather-related contraction. Falling long-term interest rates, solid employment growth, and favorable corporate earnings also supported strong gains for stocks. Nearly all S&P 500 sectors produced positive results, led by utilities. Energy was the only sector to decline. Long-term interest rates continued to decline due to global economic weakness and geopolitical uncertainties.

The Fund lagged the all-equity S&P 500 Index in 2014 due to its allocation to bonds in a rising equity environment. While the Fund’s equity holdings outpaced the S&P 500, its fixed income segment, while positive for the year, lagged its benchmark, the Barclays U.S. Aggregate Index. The portfolio’s overweight to high-yield bonds was beneficial in the first half of the year but detracted from returns later in the period.*

The Fund trimmed holdings within the utilities and consumer staples sectors during the period and decreased its overall equity exposure from the prior year. However, the Fund continued to build on an overweight position in the health care sector. The Fund maintained significant exposure to covered call options, which provided downside protection while offering the benefits of owning a stock, such as dividends and capital appreciation, as long as the stock remained below the option strike price.*

Within equities, stock selection and an overweight within the health care sector supported the Fund’s performance relative to its benchmark. The acquisition of two health care stocks late in the year added to results. The industrials and business services sector detracted from relative results due to both stock selection and an overweight position. The energy sector also detracted from relative performance due to stock selection, though an underweight position in the year’s worst performing sector limited the damage.*

The Fund’s overall weighting toward fixed income marginally decreased during 2014 due to increasing difficulty finding attractive opportunities. Holdings in 10-year U.S. Treasuries were eliminated in the fourth quarter, as long-term interest rates continued to decline due to global economic weakness and geopolitical uncertainties. Meanwhile, the Fund’s exposure to high-yield bonds was increased as falling oil prices caused spreads to widen. Energy sector bonds compose the largest segment of the high-yield market, making it particularly sensitive to the price of oil. High-yield bonds remain the Fund’s largest asset class within fixed income, accounting for 15% at year-end.*

At the end of the period the Fund held currency forwards, equity options and index futures, all of which generated a net derivative exposure equivalent to approximately 6% of net assets. Short call options were used in a covered call strategy which decreased exposure to underlying securities. During the first 11 months of the period the Fund held only equity options. The estimated return impact from employing currency forwards was negligible. During the last three months of the period, the covered call strategy represented, on average, roughly 5% of the overall portfolio and generated a return of approximately 7%. The covered call strategy’s estimated contribution to the portfolio’s total return was less than 1%.*

In the generally low volatility environment for most of 2014, the MVP risk management process worked as intended and largely maintained a neutral equity allocation relative to its target, resulting in a minimal impact on the Fund’s equity exposure and performance.

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2014.
[1]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.
[2]	The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Investors cannot invest directly in an index.

1

AZL® MVP T. Rowe Price Capital Appreciation Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important intermediate-term objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in shares of another mutual fund managed by the manager; the AZL® T. Rowe Price Capital Appreciation Fund, combined with the MVP risk management process.

Investment Concerns

The Fund invests in an underlying fund, so its investment performance is directly related to the performance of that underlying fund. Before investing, investors should assess the risks associated with and types of investments made by of the underlying fund in which the Fund invests.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks as well as the component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Aggregate Total Returns as of December 31, 2014

	6 Month	Since Inception (1/10/14)
AZL® MVP T. Rowe Price Capital Appreciation Fund	4.50%	11.19%
Balanced Composite Index	4.45%	10.43%
S&P 500 Index	6.12%	14.00%
Barclays U.S. Aggregate Bond Index	1.96%	5.21%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio[1]	Gross
AZL® MVP T. Rowe Price Capital Appreciation Fund	1.12%

The above expense ratio is based on the current Fund prospectus dated April 28, 2014. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund fees and expenses), to 0.15% through April 30, 2016. Additional information pertaining to the December 31, 2014 expense ratios can be found in the financial highlights.

[1]	Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and expenses the Fund’s gross ratio would be 0.15%.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against a composite index (the “Balanced Composite Index”), which is comprised of 60% of the Standard & Poor’s 500 Index (“S&P 500”) and 40% of the Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MVP T. Rowe Price Capital Appreciation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MVP T. Rowe Price Capital Appreciation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MVP T. Rowe Price Capital Appreciation Fund	$1,000.00	$1,045.00	$0.77	0.15%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Expenses Paid During Period 7/1/14 - 12/31/14*	Annualized Expense Ratio During Period 7/1/14 - 12/31/14
AZL MVP T. Rowe Price Capital Appreciation Fund	$1,000.00	$1,024.45	$0.77	0.15%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Fixed Income	94.4%
Money Market	2.3

Total Investment Securities	96.7
Net other assets (liabilities)	3.3

Net Assets	100.0%

3

AZL MVP T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2014

Shares		Fair Value
Affiliated Investment Company (94.4%):
17,146,755	AZL T. Rowe Price Capital Appreciation Fund	$272,633,406

Total Affiliated Investment Company (Cost $275,152,303)		272,633,406

Unaffiliated Investment Companies (2.3%):
2,638,072	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.00%(a)	2,638,072
4,000,105	Goldman Sachs Financial Square Federal Fund, Institutional Shares, 0.61%(a)	4,000,105

Total Unaffiliated Investment Companies (Cost $6,638,177)		6,638,177

Total Investment Securities (Cost $281,790,480)(b) — 96.7%		279,271,583
Net other assets (liabilities) — 3.3%		9,571,502

Net Assets — 100.0%		$288,843,085

Percentages indicated are based on net assets as of December 31, 2014.

(a)	The rate represents the effective yield at December 31, 2014.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $10,312,474 has been segregated to cover margin requirements for the following open contracts as of December 31, 2014:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 10-Year Note March Futures	Long	3/20/15	45	$5,705,859	$29,234
S&P 500 Index E-Mini March Futures	Long	3/20/15	82	8,414,840	128,597

Total					$157,831

See accompanying notes to the financial statements.

4

AZL MVP T. Rowe Price Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments in non-affiliates, at cost	$6,638,177
Investments in affiliates, at cost	275,152,303

Total Investment securities, at cost	$281,790,480

Investments in non-affiliates, at value	$6,638,177
Investments in affiliates, at value	272,633,406

Total Investment securities, at value	279,271,583
Segregated cash for collateral	10,312,474
Interest and dividends receivable	13
Receivable for capital shares issued	1,906,240
Receivable for variation margin on futures contracts	9,844
Prepaid expenses	1,998

Total Assets	291,502,152

Liabilities:
Payable for investments purchased	2,521,057
Payable for variation margin on futures contracts	99,630
Manager fees payable	23,093
Administration fees payable	4,360
Custodian fees payable	582
Administrative and compliance services fees payable	894
Trustee fees payable	18
Other accrued liabilities	9,433

Total Liabilities	2,659,067

Net Assets	$288,843,085

Net Assets Consist of:
Capital	$291,165,699
Accumulated net investment income/(loss)	—
Accumulated net realized gains/(losses) from investment transactions	38,452
Net unrealized appreciation/(depreciation) on investments	(2,361,066)

Net Assets	$288,843,085

Shares of beneficial interest (unlimited number of shares authorized, no par value)	27,628,311
Net Asset Value (offering and redemption price per share)	$10.45

Statement of Operations

For the Year Ended December 31, 2014(a)

Investment Income:
Dividends from affiliates	$504,961
Dividends	120

Total Investment Income	505,081

Expenses:
Manager fees	126,121
Administration fees	24,731
Custodian fees	1,959
Administrative and compliance services fees	1,668
Trustee fees	5,610
Professional fees	6,922
Shareholder reports	9,127
Other expenses	1,063

Total expenses	177,201

Net Investment Income/(Loss)	327,880

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions from affiliates	(5,429)
Net realized gains distributions from affiliated underlying funds	16,064,698
Net realized gains distributions	1,172
Net realized gains/(losses) on futures contracts	508,124
Change in net unrealized appreciation/depreciation on investments	(2,361,066)

Net Realized/Unrealized Gains/(Losses) on Investments	14,207,499

Change in Net Assets Resulting From Operations	$14,535,379

(a)	For the period January 10, 2014 (commencement of operations) to December 31, 2014.

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

AZL MVP T. Rowe Price Capital Appreciation Fund
January 10, 2014 to December 31, 2014 (a)
Change in Net Assets:
Operations:
Net investment income/(loss)	$327,880
Net realized gains/(losses) on investment transactions	16,568,565
Change in unrealized appreciation/depreciation on investments	(2,361,066)

Change in net assets resulting from operations	14,535,379

Dividends to Shareholders:
From net investment income	(329,160)
From net realized gains	(16,528,833)

Change in net assets resulting from dividends to shareholders	(16,857,993)

Capital Transactions:
Proceeds from shares issued	276,332,879
Proceeds from dividends reinvested	16,857,993
Value of shares redeemed	(2,025,173)

Change in net assets resulting from capital transactions	291,165,699

Change in net assets	288,843,085
Net Assets:
Beginning of period	—

End of period	$288,843,085

Accumulated net investment income/(loss)	$—

Share Transactions:
Shares issued	26,221,899
Dividends reinvested	1,602,471
Shares redeemed	(196,059)

Change in shares	27,628,311

(a)	Period from commencement of operations.

See accompanying notes to the financial statements.

6

AZL MVP T. Rowe Price Capital Appreciation Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	January 10, 2014 to December 31, 2014 (a)
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	1.11

Total from Investment Activities	1.12

Dividends to Shareholders From:
Net Investment Income	(0.01)
Net Realized Gains	(0.66)

Total Dividends	(0.67)

Net Asset Value, End of Period	$10.45

Total Return(b)	11.19	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$288,843
Net Investment Income/(Loss)(d)	0.26%
Expenses Before Reductions*(d)(e)	0.14%
Expenses Net of Reductions*(d)	0.14%
Portfolio Turnover Rate	1	%(c)

*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions, if any. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

7

AZL MVP T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2014

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on June 16, 2004. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and thus is determined to be an investment company for accounting purposes. The Trust consists of 12 separate investment portfolios (collectively, the “Funds”), of which one is included in this report, the AZL MVP T. Rowe Price Capital Appreciation Fund (the “Fund”), and 11 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts offered through the separate accounts of participating insurance companies.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type. The Fund’s allocation to the MVP (Managed Volatility Portfolio) risk management process may include (a) derivatives such as index futures, other futures contracts, options, and other similar securities and (b) cash, money market equivalents, short-term debt instruments, money market funds, and short-term debt funds to satisfy all applicable margin requirements and to provide additional portfolio liquidity to satisfy large redemptions and any margin calls. Due to the leverage provided by derivatives, the notional value of the Fund’s derivative positions could exceed 20% of the Fund’s value. The Fund may also use futures to gain equity exposure and may hold cash as a buffer in the event of market shocks.

Futures Contracts

During the year ended December 31, 2014, the Fund invested in futures contracts to reduce volatility and limit the need to decrease or increase allocations to underlying funds. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in

8

AZL MVP T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2014

accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $14.1 million as of December 31, 2014. The monthly average notional amount for these contracts was $6.7 million for the year ended December 31, 2014. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2014:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$128,597	Payable for variation margin on futures contracts	$—

Interest Risk Exposure

Interest Rate		29,234		—

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation Margin on Futures Contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2014:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized in Income	Realized Gains/ (Losses) on Derivatives Recognized in Income	Change in Net Unrealized Appreciation/ Depreciation on Derivatives Recognized in Income

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$418,284	$128,597

Interest Rate Risk Exposure

Interest Rate		89,840	29,234

3. Related Party Transactions

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2016. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2014, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL MVP T. Rowe Price Capital Appreciation Fund	0.10%	0.15%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2014, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations. During the period ended December 31, 2014, there were no voluntary waivers.

9

AZL MVP T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2014

The Manager or an affiliate of the Manager serves as the investment adviser of certain underlying funds in which the Fund invests. At December 31, 2014, these underlying funds are noted as Affiliated Investment Companies in the Fund’s Schedule of Portfolio Investments. The Manager or an affiliate of the Manager is paid a separate fee from the underlying funds for such services. A summary of the Fund’s investments in affiliated investment companies for the year ended December 31, 2014 is as follows:

	Fair Value 12/31/13	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Change in Unrealized Appreciation/ Depreciation	Fair Value 12/31/14	Dividend Income
AZL T. Rowe Price Capital Appreciation Fund	$—	$276,040,524	$(882,792)	$(5,429)	$(2,518,897)	$272,633,406	$504,961

	$—	$276,040,524	$(882,792)	$(5,429)	$(2,518,897)	$272,633,406	$504,961

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator, transfer agent, and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a fee, accrued daily and paid monthly. In addition, the Administrator is entitled to annual account fees related to the transfer agency system, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. Fees payable to the Administrator are subject to certain reductions associated with services provided to new funds. Beginning January 1, 2015, these reductions are no longer applicable to new funds. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $7,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is a partner. During the year ended December 31, 2014, $1,178 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $163,000 annual Board retainer and the Lead Director receives an additional $24,450 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2014, actual Trustee compensation was $1,155,670 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
—	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies. Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

For the year ended December 31, 2014, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2014 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Company	$272,633,406	$—	$272,633,406
Unaffiliated Investment Companies	6,638,177	—	6,638,177

Total Investment Securities	279,271,583	—	279,271,583

Other Financial Instruments:*
Futures Contracts	157,831	—	157,831

Total Investments	$279,429,414	$—	$279,429,414

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

10

AZL MVP T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2014

5. Security Purchases and Sales

For the year ended December 31, 2014, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MVP T. Rowe Price Capital Appreciation Fund	$276,040,524	$882,792

6. Investment Risks

Derivatives Risk: The Fund may invest directly or through affiliated or unaffiliated mutual funds or unregistered investment pools in derivative instruments such as futures, options, and options on futures. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The other party to a derivatives contract could default.

7. Federal Tax Information

It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no provision is made for federal income taxes.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost for federal income tax purposes at December 31, 2014 is $281,795,909. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$—
Unrealized depreciation	(2,524,326)

Net unrealized appreciation/(depreciation)	$(2,524,326)

The tax character of dividends paid to shareholders during the year ended December 31, 2014 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MVP T. Rowe Price Capital Appreciation Fund	$514,340	$16,343,653	$16,857,993

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

As of December 31, 2014, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)
AZL MVP T. Rowe Price Capital Appreciation Fund	$79,920	$121,792	$—	$(2,524,326)	$(2,322,614)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

8. Concentration of Investments

As of December 31, 2014, the Fund’s investment in the AZL T. Rowe Price Capital Appreciation Fund, which is affiliated with the Investment Adviser, represented greater than 90% of the Fund’s net assets. The financial statements of the AZL T. Rowe Price Capital Appreciation Fund are attached hereto.

9. Subsequent Events

Management has evaluated events and transactions subsequent to period end through the date the financial statements were issued, for purposes of recognition or disclosure in these financial statements and there are no subsequent events to report.

11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Fund of Funds Trust:

We have audited the accompanying statement of assets and liabilities of AZL MVP T. Rowe Price Capital Appreciation Fund (the “Fund”) of the Allianz Variable Insurance Products Fund of Funds Trust, including the schedule of portfolio investments, as of December 31, 2014, and the related statements of operations and changes in net assets, and the financial highlights for the period January 10, 2014 to December 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the brokers, custodian, and transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period January 10, 2014 to December 31, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 25, 2015

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2014, 84.13% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2014, the Fund declared net long-term capital gain distributions of $16,343,652.

During the year ended December 31, 2014, the Fund declared net short-term capital gain distributions of $186,459.

13

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

14

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with each Fund’s investment objectives and restrictions, investment advisory services are provided to the Funds by Allianz Investment Management LLC (the “Manager”). The Manager manages each Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of each such Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of each Fund. For management services, each Fund pays the Manager an investment advisory fee based upon each Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of each Fund by reimbursing each Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2016.

Wilshire Funds Management (“Wilshire”) serves as a consultant to the Manager in preparing statistical and other factual information for use in the creation and maintenance of the asset allocation models for the Fusion Funds (the AZL MVP Fusion Conservative, Balanced, Moderate and Growth Funds), pursuant to an agreement between the Manager and Wilshire. Wilshire serves as a consultant to the Manager with respect to selecting the Fusion Permitted Underlying Investments and the Fund’s asset allocations among the Permitted Underlying Investments. The Manager, not any Fund, pays a consultant fee to Wilshire. Wilshire began serving in its capacity as a consultant beginning January 1, 2010.

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Funds’ investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Funds.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of each Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Funds’ expenses (including the advisory fee itself and the overall expense structure of the Funds, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Funds. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Funds.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2014. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 14, 2014, and at an “in person” Board of Trustees meeting held October 21, 2014. The Agreement was approved at the Board meeting of October 21, 2014. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2016. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

15

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2014 contract review process, Trustees received extensive information on the performance results of the Funds. (Of the 12 Funds, one Fund, the AZL MVP T. Rowe Price Capital Appreciation Fund, did not have at least 12 months of performance history.) Historical performance information of at least three years was available for each of the AZL MVP Fusion Conservative, AZL MVP Fusion Balanced, AZL MVP Fusion Moderate and AZL MVP Fusion Growth Funds and the AZL Balanced and Growth Index Strategy Funds. Performance information includes information on absolute total return, performance versus the appropriate benchmark(s), the contribution to performance of the Manager’s asset class allocation decisions and volatility management strategies (the volatility management strategy was modified to incorporate a volatility cap in the second quarter of 2013), the performance of the Underlying Funds, and the impact on performance of rebalancing decisions, cash and Fund fees. For example, in connection with the Board of Trustees meeting held October 21, 2014, the Manager reported that for the three year period ended June 30, 2014, the AZL MVP Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 43rd, 73rd, 74th, and 86th percentiles respectively, in their [Lipper] peer groups, and for the one year period ended June 30, 2014 they ranked in the 49th, 74th, 32nd, and 82nd percentiles, respectively. For the three year period ended June 30, 2014, the AZL Balanced Index Strategy and AZL Growth Index Strategy Funds ranked in the 47th and 27th percentiles of their peer groups, respectively, and for the one year ended June 30, 2014 they ranked in the 69th and 27th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014 the Manager reported upon the performance of the MVP Funds compared to custom managed volatility peer groups. For the two year period ended June 30, 2014, the AZL Fusion Conservative, Balanced, Growth and Moderate Funds ranked in the 20th, 50th, 12th, and 24th percentiles respectively; the AZL MVP Balanced Index Strategy and AZL MVP Growth Index Strategy Funds ranked in the 30th and 1st percentiles respectively; and the AZL MVP BlackRock Global Allocation, AZL MVP Invesco Equity & Income and the AZL MVP Franklin Templeton Founding Strategy Plus Funds ranked in the 47th, 1st, and 8th percentiles respectively.

At the Board of Trustees meeting held October 21, 2014, the Trustees determined that the investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Funds. The Board considered that the Manager receives an advisory fee from each of the Funds. The Manager reported that for the MVP Fusion Funds the advisory fee paid put these Funds in the 38th percentile of the customized peer group. The Manager reported that for the Index Strategy Funds the advisory fee paid put them in the 32nd percentile (or lower) of the customized peer group. The Manager reported that for the AZL MVP BlackRock Global Allocation, AZL MVP Franklin Templeton Founding Strategy Plus, AZL MVP Invesco Equity & Income, and AZL MVP T. Rowe Price Capital Appreciation Funds, the advisory fee paid put them in the 7th percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Funds and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Funds.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2011 through June 30, 2014. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund.

Based upon the information provided, the Board concluded that the Funds’ advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2014 were approximately $9.9 billion and that the largest Fund, the AZL MVP Fusion Moderate Fund, had assets of approximately $2.8 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2015, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

16

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Peter R. Burnim, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to 2012; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Expert Witness, Massachusetts Department of Revenue, 2011 to 2012; Executive Vice President, Northstar Companies, 2002 to 2005; Senior Officer, Citibank and Citicorp for over 25 years	43	Argus Group Holdings; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; and Bank of Bermuda NY
Peggy L. Ettestad, Age 57 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present; Senior Managing Director, Residential Capital LLC, 2003 to 2008; Chief Operations Officer, Transamerica Reinsurance 2002 to 2003	43	Luther College
Roger Gelfenbien, Age 71 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	43	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Connecticut Innovations, Inc., 2012 to present; General Partner, Fairview Capital, L.P., 1994 to 2012	43	Connecticut Technology Council and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 66 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Consultant to Lifetouch National School Studios; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	43	None
Peter W. McClean, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank Of Bermuda Ltd., 1996 to 2001	43	PNMAC Opportunity Fund; Northeast Bank; and FHI
Arthur C. Reeds III, Age 70 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000; Investment Consultant 1997 to 1999	43	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with VIP Trust and FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for VIP Trust and FOF Trust	Other Directorships Held Outside the AZL Fund Complex
Robert DeChellis, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	43	None
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Advisory Management, Allianz Investment Management LLC from December 2005 to November 2010	43	None

17

Officers

Name, Address, and Age	Positions Held with VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 44 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present; Vice President, Allianz Investment Management LLC from December 2005 to November 2010.
Michael Radmer, Age 69 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 2/02	Partner, Dorsey and Whitney LLP since 1976.
Steve Rudden, Age 45 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 6/14	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc., April 2011 to present; Vice President, JPMorgan, April 2006 to April 2010.
Chris R. Pheiffer, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-Money Laundering Compliance Officer	Since 2/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

18

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1214 2/15

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Arthur C. Reeds III, who is “independent” for purposes of this Item 3 of

Form N-CSR.

Item 4. Principal Accountant Fees and Services.

		2014	2013
(a)	Audit Fees	$146,900	$131,500
(b)	Audit-Related Fees	$5,500	$13,500

Audit-related fees for both years relate to the review of the annual registration statement filed with the Securities and Exchange Commission (“SEC”). Audit-related fees for 2013 also include the consent for issuance of two Form N-14 filings.

		2014	2013
(c)	Tax Fees	$37,000	$28,925

Tax fees for both years related to the preparation of the Funds’ federal and state income tax returns, federal excise tax return review and review of capital gain and income distribution calculations.

		2014	2013
(d)	All Other Fees	$0	$0

4(e)(1) The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

4(e)(2) During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)	Not applicable

4(g)

2014	2013
$50,500	$42,425

4(h)	Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Allianz Variable Insurance Products Fund of Funds Trust

By (Signature and Title)	/s/ Brian Muench
Brian Muench, President

Date March 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian Muench
Brian Muench, President

Date March 5, 2015

By (Signature and Title)	/s/ Steve Rudden
Steve Rudden, Treasurer

Date March 5, 2015